UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-10221

ALLIANCEBERNSTEIN TRUST

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2008

Date of reporting period: November 30, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Global Value Fund

November 30, 2008

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

January 13, 2009

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Global Value Fund (the “Fund”) for the annual reporting period ended November 30, 2008.

Investment Objective and Policies

This open-end fund’s investment objective is long-term growth of capital. The Fund will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries, including the United States. The Fund normally invests companies in at least three countries, generally including the United States. Other such countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. The Fund invests in companies that are determined by AllianceBernstein L.P. (the “Adviser”) to be undervalued, using the fundamental value approach of the Adviser’s Bernstein unit (“Bernstein”). In selecting securities for the Fund’s portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. Bernstein may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives. The

Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and “semi-governmental securities” and enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

Investment Results

The table on page 4 provides performance data for the Fund and its benchmark, the Morgan Stanley Capital International (MSCI) World Index, for the six- and 12-month periods ended November 30, 2008.

The Fund’s Class A shares without sales charges underperformed the benchmark for both the six- and 12-month periods ended November 30, 2008. For the 12-month period, the Fund’s underperformance was due primarily to negative security selection, particularly financial stock selection. Security selection in capital equipment also hurt relative performance, though to a lesser degree. The Fund employed leverage utilizing forward currency exchange contracts, which detracted from performance. Currency selection was the second largest detractor, hurt by the Fund’s underweight to the U.S. dollar and market-like weight to the Japanese yen. Amid heightened risk aversion, the U.S. dollar rose as investors fled to its perceived safe haven, while the yen rose as investors unwound carry trades. A carry trade is a strategy in which an investor sells a certain currency with a relatively low interest rate and uses the funds to purchase a different currency

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	1

yielding a higher interest rate. The Fund’s overweight to the weaker euro also hurt currency selection. Sector selection detracted from performance due to an overweight in the underperforming financials sector and an underweight in the outperforming consumer staples sector. Positively affecting performance was an overweight in the outperforming energy sector, and an underweight in the underperforming construction & housing sector.

For the six-month period ended November 30, 2008, the Fund’s underperformance was largely driven by negative security selection, particularly among weak performing financial holdings. Technology/electronics and capital equipment holdings also detracted from relative performance. Currency selection was the second largest detractor over the six-month period for the same reasons as noted above for the 12-month period. Sector selection was hurt by the Fund’s overweight in the underperforming industrial commodities sector and underweight in the outperforming consumer staples sector. Positively affecting performance was an overweight position within the energy sector and an underweight position within the capital equipment sector.

Market Review and Investment Strategy

World equity markets fell during the six- and 12-month periods ended November 30, 2008, based on the MSCI World Index. Over the past year, the concerns that had begun in mid-2007, with declining U.S. home prices and subprime-mortgage delinquencies, intensified severely and broadened, leading to violent dislocations in the global financial system and a loss of confidence in counterparties. Fears of a worldwide recession intensified, setting off a global flight from risk.

Stress in the capital markets accelerated in the second half of 2008, with October ending as the most volatile month in decades. Concerted government policy action was evident as U.S. Congressional approval of the Troubled Asset Relief Program was followed by interest-rate cuts by world central banks and initiatives to recapitalize banks and reduce concerns about the safety of deposits. Nevertheless, the U.S. has seen its economy slide into recession, and global economies have slowed. Investor uncertainty continued to swing widely in November, highlighted by record-high volatility.

The Fund’s Global Value Investment Policy Group (the “Group”) follows a central tenet of seeking to keep portfolio risk in-line with the value opportunities it identifies. Recent market volatility has inflicted severe pain on investors. But the Group’s research suggests that markets often overreact to controversies, creating investment opportunities. Backed by Bernstein’s extensive value research effort, the Group continues to seek value opportunities in which the short-term overreactions of investors exaggerate companies’ difficulties.

2	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Morgan Stanley Capital International (MSCI) World Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a market capitalization-weighted index that measures the performance of stock markets in 23 developed countries. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

The MSCI World Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend is reinvested after deduction of withholding tax, applying the highest rate possible to non-resident individuals who do not benefit from double taxation treaties.

A Word About Risk

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be “value” stocks are able to turn their business around or successfully employ corrective strategies, which would result in stock prices that rise as initially expected. A substantial amount of the Fund’s assets may be invested in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Fund may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have significant effect on the Fund’s net asset value. Investment in the Fund includes risks not associated with funds that invest exclusively in U.S. issues. Because the Fund will invest in foreign currency denominated securities, these fluctuations may be magnified by changes in foreign exchange rates. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED NOVEMBER 30, 2008	Returns
	6 Months	12 Months
AllianceBernstein Global Value Fund*
Class A	-52.21%	-55.16%

Class B**	-52.41%	-55.49%

Class C	-52.36%	-55.44%

Advisor Class†	-52.13%	-55.00%

Class R†	-52.24%	-55.24%

Class K†	-52.15%	-55.13%

Class I†	-52.10%	-54.95%

MSCI World Index (net)	-40.89%	-43.30%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended November 30, 2008, by 0.01%.

**  Effective January 31, 2009, Class B shares will no longer be available for purchase to new investors. Please see Note K for additional information.

†    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

3/29/01* TO 11/30/08

*Since inception of the Fund’s Class A shares on 3/29/01.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Global Value Fund Class A shares (from 3/29/01* to 11/30/08) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2008
	NAV Returns	SEC Returns

Class A Shares
1 Year	-55.16%	-57.07%
5 Years	-3.30%	-4.14%
Since Inception*	-1.42%	-1.97%

Class B Shares
1 Year	-55.49%	-57.11%
5 Years	-4.01%	-4.01%
Since Inception*	-2.13%	-2.13%

Class C Shares
1 Year	-55.44%	-55.85%
5 Years	-3.98%	-3.98%
Since Inception*	-2.10%	-2.10%

Advisor Class Shares†
1 Year	-55.00%	-55.00%
5 Years	-3.00%	-3.00%
Since Inception*	-1.14%	-1.14%

Class R Shares†
1 Year	-55.24%	-55.24%
Since Inception*	-10.98%	-10.98%

Class K Shares†
1 Year	-55.13%	-55.13%
Since Inception*	-10.77%	-10.77%

Class I Shares†
1 Year	-54.95%	-54.95%
Since Inception*	-10.44%	-10.44%

The Fund’s current prospectus fee table shows the Fund’s total annual expense ratios as 1.30%, 2.03%, 2.00%, 0.99%, 1.59%, 1.35% and 0.95% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 3/1/05 for Class R, Class K and Class I shares.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2008)
SEC Returns

Class A Shares
1 Year	-54.50%
5 Years	-4.57%
Since Inception*	-1.50%

Class B Shares
1 Year	-54.72%
5 Years	-4.44%
Since Inception*	-1.66%

Class C Shares
1 Year	-53.26%
5 Years	-4.41%
Since Inception*	-1.63%

Advisor Class Shares†
1 Year	-52.29%
5 Years	-3.44%
Since Inception*	-0.67%

Class R Shares†
1 Year	-52.60%
Since Inception*	-9.93%

Class K Shares†
1 Year	-52.48%
Since Inception*	-9.74%

Class I Shares†
1 Year	-52.27%
Since Inception*	-9.39%

*	Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 3/1/05 for Class R, Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	7

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-l) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2008		Ending Account Value November 30, 2008		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$477.88	$1,017.85	$5.28	$7.21
Class B	$1,000	$1,000	$475.94	$1,014.10	$8.04	$10.98
Class C	$1,000	$1,000	$476.36	$1,014.25	$7.94	$10.83
Advisor Class	$1,000	$1,000	$478.70	$1,019.40	$4.14	$5.65
Class R	$1,000	$1,000	$477.63	$1,016.60	$6.21	$8.47
Class K	$1,000	$1,000	$478.48	$1,017.85	$5.29	$7.21
Class I	$1,000	$1,000	$478.99	$1,019.90	$3.77	$5.15

*	Expenses are equal to the classes’ annualized expense ratios of 1.43%, 2.18%, 2.15%, 1.12%, 1.68%, 1.43% and 1.02%, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Fund Expenses

PORTFOLIO SUMMARY

November 30, 2008

PORTFOLIO STATISTICS

Net Assets ($mil): $214.5

*	All data are as of November 30, 2008. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 1.0% or less in the following countries: Russia, Taiwan, Belgium, China, South Africa, Australia, Thailand, Brazil, Israel, Spain and Singapore.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	9

Portfolio Summary

TEN LARGEST HOLDINGS*

November 30, 2008

Company	U.S. $ Value	Percent of Net Assets
Chevron Corp.	$7,276,821	3.4%
Royal Dutch Shell PLC (London Virt-X) – Class A	6,361,636	3.0
ConocoPhillips	5,895,370	2.7
Pfizer, Inc.	5,101,515	2.4
JP Morgan Chase & Co.	4,837,648	2.3
AT&T, Inc.	4,835,208	2.3
Total SA	3,770,870	1.8
Phillip Morris International, Inc.	3,720,620	1.7
Sanofi-Aventis SA	3,324,657	1.5
Credit Suisse Group AG	3,300,482	1.5
	$48,424,827	22.6%

*	Long-term investments.

10	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

November 30, 2008

Company	Shares	U.S. $ Value

COMMON STOCKS – 95.6%
Financials – 22.2%
Capital Markets – 3.1%
Credit Suisse Group AG(a)	112,600	$3,300,482
Deutsche Bank AG(a)	45,800	1,627,548
The Goldman Sachs Group, Inc.	8,700	687,213
Morgan Stanley	69,700	1,028,075

		6,643,318

Commercial Banks – 6.1%
Australia & New Zealand Banking Group Ltd.(a)	13,300	130,121
Bank Leumi Le-Israel	217,500	472,636
Barclays PLC	553,200	1,469,683
BNP Paribas SA(a)	45,700	2,531,578
Credit Agricole SA(a)	139,853	1,562,215
Fifth Third Bancorp	103,370	988,217
HBOS PLC	458,827	648,944
HSBC Holdings PLC	114,600	1,252,546
Industrial Bank of Korea	31,400	149,113
KB Financial Group, Inc.(b)	22,400	460,504
Royal Bank of Scotland Group PLC (London Virt-X)	936,676	805,648
Standard Bank Group Ltd.	49,423	424,156
Sumitomo Mitsui Financial Group, Inc.(a)	565	2,050,221
Unibanco - Uniao de Bancos Brasileiros SA (ADR)	2,800	179,452

		13,125,034

Consumer Finance – 0.6%
ORIX Corp.(a)	19,230	1,198,588

Diversified Financial Services – 4.0%
Bank of America Corp.	117,110	1,903,037
Citigroup, Inc.	61,800	512,322
ING Group(a)	156,600	1,321,247
JP Morgan Chase & Co.	152,800	4,837,648

		8,574,254

Insurance – 8.4%
Allianz SE(a)	32,200	2,666,801
Allstate Corp.	52,600	1,338,144
American International Group, Inc.	209,300	420,693
Aviva PLC	302,069	1,878,791
Fairfax Financial Holdings Ltd.(a)	6,100	1,776,412
Fondiaria-Sai SpA (ordinary shares)(a)	48,500	881,873
Genworth Financial, Inc. – Class A	90,800	131,660
Hartford Financial Services Group, Inc.	18,100	152,945
Industrial Alliance Insurance and Financial Services, Inc.(a)	26,200	614,625
MetLife, Inc.	72,400	2,082,224
Muenchener Rueckversicherungs AG(a)	21,671	2,943,886
Sanlam Ltd.	283,350	463,240
The Travelers Co., Inc.	56,030	2,445,710

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

XL Capital Ltd. – Class A	42,100	$211,763

		18,008,767

		47,549,961

Energy – 21.8%
Oil, Gas & Consumable Fuels – 21.8%
Apache Corp.	23,200	1,793,360
BP PLC	255,100	2,071,414
Chevron Corp.	92,100	7,276,821
China Petroleum & Chemical Corp. – Class H	1,874,000	1,249,811
ConocoPhillips	112,250	5,895,370
Devon Energy Corp.	20,600	1,490,204
ENI SpA(a)	128,750	2,921,272
Exxon Mobil Corp.	34,600	2,773,190
Imperial Oil Ltd.(a)	47,800	1,711,010
LUKOIL (Sponsored) (ADR)	34,100	1,084,380
Nexen, Inc.(a)	62,330	1,285,726
Nippon Mining Holdings, Inc.(a)	427,500	1,264,637
Petro-Canada(a)	87,100	2,376,544
PTT PCL	88,500	374,260
Repsol YPF SA(a)	24,200	466,115
Royal Dutch Shell PLC (London Virt-X) – Class A(a)	238,762	6,361,636
StatoilHydro ASA(a)	130,850	2,205,757
Thai Oil PCL	633,200	339,182
Total SA(a)	71,800	3,770,870

		46,711,559

Health Care – 11.1%
Health Care Providers & Services – 1.2%
Cardinal Health, Inc.	47,000	1,528,440
McKesson Corp.	27,100	946,874

		2,475,314

Pharmaceuticals – 9.9%
Bristol-Myers Squibb Co.	55,200	1,142,640
GlaxoSmithKline PLC	177,800	3,080,944
Merck & Co., Inc.	116,800	3,120,896
Novartis AG(a)	15,480	722,451
Pfizer, Inc.	310,500	5,101,515
Sanofi-Aventis SA(a)	60,161	3,324,657
Schering-Plough Corp.	125,400	2,107,974
Wyeth	74,000	2,664,740

		21,265,817

		23,741,131

Materials – 9.5%
Chemicals – 4.2%
BASF SE(a)	90,400	2,881,793
Dow Chemical Co.	35,700	662,235
Koninklijke Dsm NV(a)	17,400	403,290
Mitsubishi Chemical Holdings Corp.(a)	590,500	2,472,514
Mitsui Chemicals, Inc.(a)	243,000	984,309

12	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Solvay SA – Class A(a)	22,800	$1,632,385

		9,036,526

Metals & Mining – 3.8%
Antofagasta PLC	33,600	225,109
ArcelorMittal (Euronext Amsterdam)(a)	51,400	1,235,461
ArcelorMittal (Euronext Paris)(a)	622	14,980
Barrick Gold Corp.(a)	69,300	2,114,541
BHP Billiton Ltd.(a)	35,100	662,476
China Steel Corp. (GDR)(c)	21,240	275,634
Gerdau SA (Sponsored) (ADR)	27,600	179,952
Hyundai Steel Co.	12,990	293,071
JFE Holdings, Inc.(a)	35,700	869,048
Kazakhmys PLC	83,000	332,641
MMC Norilsk Nickel (ADR)	147,608	1,089,347
Norsk Hydro ASA(a)	68,100	246,742
Xstrata PLC	36,470	526,690

		8,065,692

Paper & Forest Products – 1.5%
Stora Enso Oyj – Class R(a)	181,200	1,475,300
Svenska Cellulosa AB – Class B(a)	226,700	1,840,148

		3,315,448

		20,417,666

Consumer Discretionary – 7.1%
Auto Components – 0.7%
Compagnie Generale des Etablissements Michelin – Class B(a)	33,100	1,588,906

Automobiles – 1.3%
Nissan Motor Co. Ltd.(a)	603,200	2,033,000
Renault SA(a)	35,100	776,138

		2,809,138

Hotels, Restaurants & Leisure – 0.3%
TUI AG(a)	65,200	725,805

Household Durables – 1.2%
Black & Decker Corp.	19,100	810,604
Sharp Corp.(a)	247,000	1,667,717

		2,478,321

Media – 2.4%
CBS Corp. – Class B	136,600	909,756
Gannett Co., Inc.	77,600	675,896
Lagardere SCA(a)	30,713	1,124,664
Time Warner, Inc.	260,200	2,354,810

		5,065,126

Multiline Retail – 0.9%
JC Penney Co., Inc.	53,900	1,023,561
Macy’s, Inc.	128,200	951,244

		1,974,805

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Specialty Retail – 0.3%
Home Depot, Inc.	12,400	$286,564
Lowe’s Cos, Inc.	18,300	378,078

		664,642

		15,306,743

Information Technology – 6.7%
Communications Equipment – 2.6%
Motorola, Inc.	381,600	1,644,696
Nokia OYJ(a)	109,700	1,553,742
Telefonaktiebolaget LM Ericsson – Class B(a)	325,000	2,284,232

		5,482,670

Computers & Peripherals – 2.2%
Compal Electronics, Inc. (GDR)(c)	151,534	391,473
Compal Electronics, Inc.	275,661	143,508
Fujitsu Ltd.(a)	524,000	2,274,427
Toshiba Corp.(a)	346,000	1,267,695
Western Digital Corp.(b)	53,500	652,700

		4,729,803

Electronic Equipment, Instruments & Components – 0.4%
Flextronics International Ltd.(b)	12,932	30,261
Hitachi Ltd.(a)	201,000	934,472

		964,733

Semiconductors & Semiconductor Equipment – 1.1%
Samsung Electronics Co. Ltd.	3,040	1,006,868
Samsung Electronics (preference shares)	1,300	296,224
Siliconware Precision Industries Co.	192,595	158,000
Taiwan Semiconductor Manufacturing Co. Ltd. (Sponsored) (ADR)	91,535	654,475
United Microelectronics Corp.	1,229,044	292,786

		2,408,353

Software – 0.5%
Symantec Corp.(b)	94,500	1,136,835

		14,722,394

Telecommunication Services – 6.3%
Diversified Telecommunication Services – 4.4%
AT&T, Inc.	169,300	4,835,208
Deutsche Telekom AG – Class W(a)	80,300	1,110,616
France Telecom SA(a)	73,500	1,890,131
Telecom Italia SpA (ordinary shares)(a)	884,900	1,204,797
Telecom Italia SpA (savings shares)(a)	565,000	483,949

		9,524,701

Wireless Telecommunication Services – 1.9%
Sprint Nextel Corp.	275,500	768,645

14	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Vodafone Group PLC	1,664,812	$3,271,516

		4,040,161

		13,564,862

Consumer Staples – 5.9%
Food & Staples Retailing – 2.8%
Koninklijke Ahold NV(a)	195,800	2,182,075
The Kroger Co.	84,800	2,345,568
Safeway, Inc.	66,900	1,458,420

		5,986,063

Tobacco – 3.1%
Altria Group, Inc.	185,450	2,982,036
Philip Morris International, Inc.	88,250	3,720,620

		6,702,656

		12,688,719

Industrials – 2.7%
Airlines – 1.5%
Air France-KLM(a)	58,300	760,367
Deutsche Lufthansa AG(a)	152,300	1,999,084
Westjet Airlines Ltd.(a)(b)	56,700	410,045

		3,169,496

Industrial Conglomerates – 0.3%
Tyco International Ltd.	33,350	697,015

Machinery – 0.5%
Caterpillar, Inc.	26,800	1,098,532

Trading Companies & Distributors – 0.4%
Finning International, Inc.(a)	15,500	162,874
Mitsubishi Corp.(a)	58,500	727,859

		890,733

		5,855,776

Utilities – 2.2%
Electric Utilities – 1.2%
E.ON AG(a)	73,800	2,580,377

Multi-Utilities – 1.0%
A2A SpA(a)	366,600	641,969
Wisconsin Energy Corp.	32,700	1,421,142

		2,063,111

		4,643,488

Total Common Stocks (cost $363,434,456)		205,202,299

NON-CONVERTIBLE – PREFERRED STOCKS – 0.2%
Materials – 0.2%
Metals & Mining – 0.2%
Usinas Siderurgicas de Minas Gerais SA – Class A (cost $190,119)	32,775	332,524

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	15

Portfolio of Investments

Company	Shares	U.S. $ Value

RIGHTS – 0.0%
Financials – 0.0%
Diversified Financial Services – 0.0%
Fortis(b) (cost $0)	130,762	$0

SHORT-TERM INVESTMENTS – 9.8%
Investment Companies – 9.8%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(d) (cost $21,095,367)	21,095,367	21,095,367

Total Investments – 105.6% (cost $384,719,942)		226,630,190
Other assets less liabilities – (5.6)%		(12,091,767)

Net Assets – 100.0%		$214,538,423

FINANCIAL FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at November 30, 2008	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
FTSE 100 Index Futures	7	December 2008	$472,159	$462,324	$(9,835)
S&P 500 Index Futures	2	December 2008	640,008	447,650	(192,358)

					$(202,193)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at November 30, 2008	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 12/15/08	6,835	$6,169,476	$4,473,883	$(1,695,593)
Australian Dollar settling 12/15/08	7,106	6,357,525	4,651,267	(1,706,258)
Australian Dollar settling 12/15/08	8,518	7,623,525	5,575,499	(2,048,026)
Canadian Dollar settling 12/15/08	6,155	5,903,341	4,979,162	(924,179)
Canadian Dollar settling 12/15/08	6,355	6,070,419	5,140,954	(929,465)
Canadian Dollar settling 12/15/08	7,285	6,942,856	5,893,289	(1,049,567)
Euro settling 12/15/08	6,055	9,312,741	7,688,904	(1,623,837)
Euro settling 12/15/08	6,238	9,565,412	7,921,286	(1,644,126)
Euro settling 12/15/08	5,177	7,912,475	6,573,981	(1,338,494)
Japanese Yen settling 12/15/08	1,138,455	10,633,506	11,923,151	1,289,645
Japanese Yen settling 12/15/08	184,590	1,722,757	1,933,229	210,472
Japanese Yen settling 12/15/08	147,059	1,413,662	1,540,163	126,501
Japanese Yen settling 12/15/08	207,112	2,004,374	2,169,104	164,730
Japanese Yen settling 12/15/08	362,396	3,625,773	3,795,409	169,636
Japanese Yen settling 12/15/08	194,742	2,100,890	2,039,552	(61,338)
Japanese Yen settling 12/15/08	2,168,583	23,394,822	22,711,781	(683,041)

16	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Portfolio of Investments

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at November 30, 2008	Unrealized Appreciation/ (Depreciation)
Japanese Yen settling 3/16/09	297,743	$2,999,778	$3,131,399	$131,621
Norwegian Krone settling 12/15/08	22,779	4,339,353	3,241,848	(1,097,505)
Norwegian Krone settling 12/15/08	23,570	4,477,073	3,354,421	(1,122,652)
Norwegian Krone settling 12/15/08	27,539	5,227,878	3,919,278	(1,308,600)
Norwegian Krone settling 12/15/08	60,432	8,835,088	8,600,525	(234,563)
Swedish Krona settling 12/15/08	37,532	6,103,757	4,636,317	(1,467,440)
Swedish Krona settling 12/15/08	38,587	6,271,903	4,766,641	(1,505,262)
Swedish Krona settling 12/15/08	39,644	6,438,098	4,897,212	(1,540,886)
Swiss Franc settling 12/15/08	972	889,580	801,486	(88,094)
Swiss Franc settling 12/15/08	4,314	3,734,095	3,557,213	(176,882)
Swiss Franc settling 3/16/09	835	685,550	692,164	6,614

Sale Contracts:
Australian Dollar settling 12/15/08	22,459	18,413,460	14,700,648	3,712,812
Canadian Dollar settling 12/15/08	4,673	4,420,794	3,780,280	640,514
Canadian Dollar settling 12/15/08	15,122	11,895,285	12,233,125	(337,840)
Canadian Dollar settling 12/15/08	7,742	6,090,021	6,262,985	(172,964)
Euro settling 12/15/08	1,000	1,411,050	1,269,844	141,206
Euro settling 12/15/08	1,294	1,774,424	1,643,178	131,246
Euro settling 12/15/08	4,645	6,295,136	5,898,424	396,712
Euro settling 12/15/08	10,531	13,350,359	13,372,725	(22,366)
Euro settling 12/15/08	20,539	26,037,702	26,081,322	(43,620)
Euro settling 3/16/09	1,052	1,357,501	1,335,287	22,214
Japanese Yen settling 12/15/08	1,632,729	15,222,871	17,099,730	(1,876,859)
Japanese Yen settling 12/15/08	1,670,253	15,427,736	17,492,722	(2,064,986)
Japanese Yen settling 12/15/08	905,213	8,329,312	9,480,384	(1,151,072)
Norwegian Krone settling 12/15/08	73,888	10,802,339	10,515,547	286,792
Swedish Krona settling 12/15/08	11,678	1,709,760	1,442,580	267,180
Swedish Krona settling 12/15/08	17,811	2,566,797	2,200,188	366,609
Swedish Krona settling 12/15/08	86,274	10,926,624	10,657,402	269,222
Swiss Franc settling 12/15/08	2,053	1,948,872	1,692,851	256,021
Swiss Franc settling 12/15/08	2,115	2,001,609	1,743,975	257,634
Swiss Franc settling 12/15/08	1,118	1,055,543	921,873	133,670
Swiss Franc settling 3/16/09	3,894	3,297,625	3,227,889	69,736

(a)	Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $96,162,783.

(b)	Non-income producing security.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2008, the aggregate market value of these securities amounted to $667,107 or 0.3% of net assets.

(d)	Investment in affiliated money market mutual fund.

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	17

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2008

Assets
Investments in securities, at value
Unaffiliated issuers (cost $363,624,575)	$205,534,823
Affiliated issuers (cost $21,095,367)	21,095,367
Cash	1,438,487 (a)
Foreign currencies, at value (cost $3,502,273)	3,405,399
Unrealized appreciation of forward currency exchange contracts	9,050,787
Receivable for investment securities sold	1,889,549
Dividends receivable	931,623
Receivable for shares of beneficial interest sold	248,368
Receivable for variation margin on futures contracts	8,316

Total assets	243,602,719

Liabilities
Unrealized depreciation of forward currency exchange contracts	27,915,515
Payable for shares of beneficial interest redeemed	452,008
Payable for investment securities purchased	343,786
Advisory fee payable	130,681
Distribution fee payable	29,009
Administrative fee payable	24,750
Transfer Agent fee payable	18,655
Accrued expenses	149,892

Total liabilities	29,064,296

Net Assets	$214,538,423

Composition of Net Assets
Paid-in capital	$387,051,306
Undistributed net investment income	18,864,728
Accumulated net realized loss on investment and foreign currency transactions	(14,133,721)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(177,243,890)

$214,538,423

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$60,736,998	9,214,701	$6.59	*

B	$6,599,184	1,026,191	$6.43

C	$8,835,222	1,370,510	$6.45

Advisor	$82,449,320	12,442,242	$6.63

R	$3,577,569	549,801	$6.51

K	$599,048	91,382	$6.56

I	$51,741,082	7,829,048	$6.61

(a)	An amount of U.S. $103,439 has been segregated to collateralize margin requirements for open futures contracts outstanding at November 30, 2008.

*	The maximum offering price per share for Class A shares was $6.88 which reflects a sales charge of 4.25%.

See notes to financial statements.

18	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended November 30, 2008

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $1,049,738)	$12,069,986
Affiliated issuers	178,230
Interest	7,201	$12,255,417

Expenses
Advisory fee (see Note B)	2,605,569
Distribution fee—Class A	275,660
Distribution fee—Class B	159,897
Distribution fee—Class C	187,140
Distribution fee—Class R	32,655
Distribution fee—Class K	2,660
Transfer agency—Class A	113,023
Transfer agency—Class B	27,706
Transfer agency—Class C	25,216
Transfer agency—Advisor Class	180,864
Transfer agency—Class R	13,334
Transfer agency—Class K	2,104
Transfer agency—Class I	12,363
Custodian	315,764
Registration fees	124,024
Administrative	101,853
Legal	60,283
Printing	59,927
Audit	58,764
Trustees’ fees	46,923
Miscellaneous	27,310

Total expenses	4,433,039
Less: expense offset arrangement (see Note B)	(4,947)

Net expenses		4,428,092

Net investment income		7,827,325

Realized and Unrealized Loss on Investment and Foreign Currency Transactions
Net realized loss on:
Investment transactions		(12,917,284)
Futures contracts		(1,059,104)
Foreign currency transactions		(228,633)
Net change in unrealized appreciation/depreciation of:
Investments		(228,866,950	)(a)
Futures contracts		(270,942)
Foreign currency denominated assets and liabilities		(19,061,134)

Net loss on investment and foreign currency transactions		(262,404,047)

Net Decrease in Net Assets from Operations		$(254,576,722)

(a)	Net of increase in accrued foreign capital gains taxes of $88,915.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	19

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2008	Year Ended November 30, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$7,827,325	$6,661,652
Net realized gain (loss) on investment and foreign currency transactions	(14,205,021)	30,944,346
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(248,199,026)	(8,194,600)

Net increase (decrease) in net assets from operations	(254,576,722)	29,411,398
Dividends and Distributions to Shareholders from
Net investment income
Class A	(1,153,480)	(1,262,167)
Class B	(136,168)	(310,275)
Class C	(144,317)	(223,828)
Advisor Class	(2,846,515)	(3,644,963)
Class R	(89,330)	(57,720)
Class K	(14,983)	(10,683)
Class I	(926,685)	(720,629)
Net realized gain on investment transactions
Class A	(7,918,314)	(6,389,720)
Class B	(1,987,743)	(2,322,002)
Class C	(2,106,693)	(1,675,061)
Advisor Class	(14,121,380)	(16,619,965)
Class R	(613,239)	(306,874)
Class K	(89,755)	(49,036)
Class I	(4,407,826)	(3,253,466)
Transactions in Shares of Beneficial Interest
Net increase	11,385,979	140,845,496

Total increase (decrease)	(279,747,171)	133,410,505
Net Assets
Beginning of period	494,285,594	360,875,089

End of period (including undistributed net investment income of $18,864,728 and $4,342,838, respectively)	$214,538,423	$494,285,594

See notes to financial statements.

20	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2008

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Small/Mid Cap Value Fund and the AllianceBernstein Value Fund (the “Funds”). Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Global Value Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	21

Notes to Financial Statements

been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time (see Note A.2).

2. Fair Value Measurements

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective December 1, 2007. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market partic-

22	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

ipants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2008:

Level	Investments in Securities		Other Financial Instruments*
Level 1	$116,284,754		$(202,193)
Level 2	109,631,993	+	(18,864,728)
Level 3	713,443		– 0	–

Total	$226,630,190		$(19,066,921)

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities
Balance as of 11/30/07	$993,574
Accrued discounts/premiums	– 0	–
Realized gain (loss)	– 0	–
Change in unrealized appreciation/depreciation	(1,245,938)
Net purchases (sales)	965,807
Net transfers in and/or out of Level 3	– 0	–

Balance as of 11/30/08	$713,443

Net change in unrealized appreciation/depreciation from investments still held as of 11/30/08	$(1,245,938	)*

*	The unrealized depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	23

Notes to Financial Statements

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with the Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

24	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Fund in proportion to each Fund’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.50%, 2.20%, 2.20%, 1.20%, 1.70%, 1.45% and 1.20% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively (the “Expense Caps”). The Expense Caps will expire on January 1, 2009. For the year ended November 30, 2008, there was no such reimbursement.

Pursuant to the investment advisory agreement, the Fund paid $101,853 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended November 30, 2008.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $149,272 for the year ended November 30, 2008.

For the year ended November 30, 2008, the expenses of Class A, Class B, Class C and Advisor Class shares were reduced by $4,947 under an expense offset arrangement with ABIS.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	25

Notes to Financial Statements

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $3,622 from the sale of Class A shares and received $4,704, $22,153 and $6,250 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2008.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended November 30, 2008 is as follows:

Market Value November 30, 2007 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value November 30, 2008 (000)
$ 1,192	$165,968	$146,065	$178	$21,095

Brokerage commissions paid on investment transactions for the year ended November 30, 2008 amounted to $240,438, of which $174 and $4,331, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $173,227, $456,925, $119,433 and $9,717 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be

26	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2008 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$184,615,146		$209,645,266
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Cost	$384,813,798

Gross unrealized appreciation	$3,379,239
Gross unrealized depreciation	(161,562,847)

Net unrealized depreciation	$(158,183,608)

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	27

Notes to Financial Statements

2. Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund.

The Fund’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund’s commitments under forward currency exchange contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

3. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

28	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2008	Year Ended November 30, 2007	Year Ended November 30, 2008	Year Ended November 30, 2007

Class A
Shares sold	5,644,721	9,091,075	$68,050,283	$146,304,684

Shares issued in reinvestment of dividends and distributions	603,561	437,234	8,636,958	6,812,111

Shares converted from Class B	251,061	308,525	3,066,004	5,052,098

Shares redeemed	(8,568,137)	(2,565,968)	(121,688,885)	(41,963,433)

Net increase (decrease)	(2,068,794)	7,270,866	$(41,935,640)	$116,205,460

Class B
Shares sold	95,603	419,392	$1,146,388	$6,673,924

Shares issued in reinvestment of dividends and distributions	133,768	153,896	1,880,785	2,362,296

Shares converted to Class A	(256,248)	(314,167)	(3,066,004)	(5,052,098)

Shares redeemed	(523,006)	(349,331)	(6,077,961)	(5,562,710)

Net decrease	(549,883)	(90,210)	$(6,116,792)	$(1,578,588)

Class C
Shares sold	251,530	698,830	$2,729,617	$11,197,779

Shares issued in reinvestment of dividends and distributions	151,368	117,052	2,132,770	1,800,265

Shares redeemed	(705,363)	(324,623)	(8,072,586)	(5,149,663)

Net increase (decrease)	(302,465)	491,259	$(3,210,199)	$7,848,381

Advisor Class
Shares sold	3,491,173	2,656,022	$41,583,560	$42,701,211

Shares issued in reinvestment of dividends and distributions	1,177,708	1,290,370	16,888,339	20,181,382

Shares redeemed	(4,195,175)	(4,067,653)	(52,155,711)	(66,211,030)

Net increase (decrease)	473,706	(121,261)	$6,316,188	$(3,328,437)

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	29

Notes to Financial Statements

	Shares		Amount
	Year Ended November 30, 2008	Year Ended November 30, 2007	Year Ended November 30, 2008	Year Ended November 30, 2007

Class R
Shares sold	190,199	378,019	$2,330,179	$6,145,502

Shares issued in reinvestment of dividends and distributions	49,616	23,552	702,563	364,588

Shares redeemed	(159,667)	(148,339)	(1,747,555)	(2,389,728)

Net increase	80,148	253,232	$1,285,187	$4,120,362

Class K
Shares sold	42,178	47,719	$513,737	$767,713

Shares issued in reinvestment of dividends and distributions	7,274	3,759	103,582	58,412

Shares redeemed	(28,041)	(16,911)	(295,555)	(282,642)

Net increase	21,411	34,567	$321,764	$543,483

Class I
Shares sold	4,070,525	1,102,426	$50,322,324	$17,229,297

Shares issued in reinvestment of dividends and distributions	373,307	255,077	5,334,554	3,974,096

Shares redeemed	(85,907)	(247,090)	(931,407)	(4,168,558)

Net increase	4,357,925	1,110,413	$54,725,471	$17,034,835

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

30	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2008.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2008 and November 30, 2007 were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$11,507,666	$8,053,447
Long-term capital gains	25,048,762	28,792,942

Total taxable distributions	36,556,428	36,846,389

Total distributions paid	$36,556,428	$36,846,389

As of November 30, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(14,232,223	)(a)
Unrealized appreciation/(depreciation)	(158,280,660	)(b)

Total accumulated earnings/(deficit)	$(172,512,883)

(a)

On November 30, 2008, the Fund had a net capital loss carryforward for federal income tax purposes of $14,232,223 of which $14,232,223 expires in the year 2016. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, and the realization for tax purposes of gains/losses on certain derivative instruments.

During the current fiscal year, permanent differences primarily due to the tax treatment of foreign currency, the tax treatment of passive foreign investment companies, dividend reclassification, excess taxable distributions, and a net operating loss resulted in a increase in undistributed net investment income, a decrease in accumulated net realized loss on investments and foreign currency transactions, and a net decrease in paid in capital. This reclassification had no effect on net assets.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	31

Notes to Financial Statements

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments

32	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Recent Accounting Pronouncements

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Fund’s financial statements.

NOTE K

Subsequent Event

Effective January 31, 2009, sales of Class B shares of the Fund to new investors will be suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares will be suspended as of January 31, 2009.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	33

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended November 30,
	2008	2007		2006		2005		2004

Net asset value, beginning of period	$ 16.19	$ 16.72		$ 13.87		$ 12.61		$ 10.52

Income From Investment Operations
Net investment income(a)	.23	.23		.21		.15	(b)	.11	(b)(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(8.37)	.89		3.30		1.68		2.09

Net increase (decrease) in net asset value from operations	(8.14)	1.12		3.51		1.83		2.20

Dividends from net investment income	(.19)	(.27)		(.14)		(.16)		(.11)
Distributions from net realized gain on investment transactions	(1.27)	(1.38)		(.52)		(.41)		– 0	–

Total dividends and distributions	(1.46)	(1.65)		(.66)		(.57)		(.11)

Net asset value, end of period	$ 6.59	$ 16.19		$ 16.72		$ 13.87		$ 12.61

Total Return
Total investment return based on net asset value(d)	(55.16)%*	7.08%		26.37%		15.09%		21.09%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$60,737	$182,644		$67,102		$34,632		$23,536
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.40%	1.30	%(e)	1.33	%(e)	1.45%		1.41%
Expenses, before waivers/reimbursements	1.40%	1.30	%(e)	1.33	%(e)	1.46%		1.65%
Net investment income	2.09%	1.35	%(e)	1.39	%(e)	1.17	%(b)	.97	%(b)(c)
Portfolio turnover rate	54%	25%		29%		25%		38%

See footnote summary on page 40.

34	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class B
	Year Ended November 30,
	2008	2007		2006		2005		2004

Net asset value, beginning of period	$ 15.84	$ 16.42		$ 13.66		$ 12.45		$ 10.39

Income From Investment Operations
Net investment income(a)	.16	.08		.10		.05	(b)	.03	(b)(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(8.21)	.90		3.25		1.66		2.07

Net increase (decrease) in net asset value from operations	(8.05)	.98		3.35		1.71		2.10

Dividends from net investment income	(.09)	(.18)		(.07)		(.09)		(.04)
Distributions from net realized gain on investment transactions	(1.27)	(1.38)		(.52)		(.41)		– 0	–

Total dividends and distributions	(1.36)	(1.56)		(.59)		(.50)		(.04)

Net asset value, end of period	$ 6.43	$ 15.84		$ 16.42		$ 13.66		$ 12.45

Total Return
Total investment return based on net asset value(d)	(55.49)%*	6.28%		25.42%		14.24%		20.22%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,599	$24,966		$27,368		$16,180		$9,007
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.14%	2.03	%(e)	2.05	%(e)	2.19%		2.15%
Expenses, before waivers/reimbursements	2.14%	2.03	%(e)	2.05	%(e)	2.20%		2.39%
Net investment income	1.32%	.51	%(e)	.67	%(e)	.38	%(b)	.23	%(b)(c)
Portfolio turnover rate	54%	25%		29%		25%		38%

See footnote summary on page 40.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	35

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended November 30,
	2008	2007		2006		2005		2004

Net asset value, beginning of period	$ 15.87	$ 16.45		$ 13.67		$ 12.46		$ 10.40

Income From Investment Operations
Net investment income(a)	.17	.09		.11		.05	(b)	.03	(b)(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(8.23)	.89		3.26		1.66		2.07

Net increase (decrease) in net asset value from operations	(8.06)	.98		3.37		1.71		2.10

Dividends from net investment income	(.09)	(.18)		(.07)		(.09)		(.04)
Distributions from net realized gain on investment transactions	(1.27)	(1.38)		(.52)		(.41)		– 0	–

Total dividends and distributions	(1.36)	(1.56)		(.59)		(.50)		(.04)

Net asset value, end of period	$ 6.45	$ 15.87		$ 16.45		$ 13.67		$ 12.46

Total Return
Total investment return based on net asset value(d)	(55.44)%*	6.27%		25.55%		14.22%		20.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,835	$26,554		$19,439		$8,648		$5,218
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.11%	2.00	%(e)	2.03	%(e)	2.16%		2.12%
Expenses, before waivers/reimbursements	2.11%	2.00	%(e)	2.03	%(e)	2.18%		2.36%
Net investment income	1.41%	.58	%(e)	.71	%(e)	.42	%(b)	.26	%(b)(c)
Portfolio turnover rate	54%	25%		29%		25%		38%

See footnote summary on page 40.

36	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Year Ended November 30,
	2008	2007		2006		2005		2004

Net asset value, beginning of period	$ 16.30	$ 16.81		$ 13.93		$ 12.66		$ 10.56

Income From Investment Operations
Net investment income(a)	.30	.26		.26		.19	(b)	.14	(b)(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(8.44)	.91		3.32		1.68		2.10

Net increase (decrease) in net asset value from operations	(8.14)	1.17		3.58		1.87		2.24

Less: Dividends and Distributions
Dividends from net investment income	(.26)	(.30)		(.18)		(.19)		(.14)
Distributions from net realized gain on investment transactions	(1.27)	(1.38)		(.52)		(.41)		– 0	–

Total dividends and distributions	(1.53)	(1.68)		(.70)		(.60)		(.14)

Net asset value, end of period	$ 6.63	$ 16.30		$ 16.81		$ 13.93		$ 12.66

Total Return
Total investment return based on net asset value(d)	(55.00)%*	7.38%		26.80%		15.40%		21.47%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$82,449	$195,043		$203,212		$156,874		$131,710
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.09%	.99	%(e)	1.03	%(e)	1.14%		1.11%
Expenses, before waivers/reimbursements	1.09%	.99	%(e)	1.03	%(e)	1.16%		1.35%
Net investment income	2.48%	1.57	%(e)	1.70	%(e)	1.44	%(b)	1.26	%(b)(c)
Portfolio turnover rate	54%	25%		29%		25%		38%

See footnote summary on page 40.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	37

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Year Ended November 30,					March 1, 2005(f) to November 30, 2005
	2008	2007		2006

Net asset value, beginning of period	$ 16.04	$ 16.62		$ 13.86		$ 12.90

Income From Investment Operations
Net investment income(a)	.22	.17		.19		.01	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(8.29)	.89		3.26		.95

Net increase (decrease) in net asset value from operations	(8.07)	1.06		3.45		.96

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.26)		(.17)		– 0	–
Distributions from net realized gain on investment transactions	(1.27)	(1.38)		(.52)		– 0	–

Total dividends and distributions	(1.46)	(1.64)		(.69)		– 0	–

Net asset value, end of period	$ 6.51	$ 16.04		$ 16.62		$ 13.86

Total Return
Total investment return based on net asset value(d)	(55.24)%*	6.71%		26.01%		7.44%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,578	$7,533		$3,596		$364
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.68%	1.59	%(e)	1.60	%(e)	1.70	%(g)
Expenses, before waivers/reimbursements	1.68%	1.59	%(e)	1.60	%(e)	1.96	%(g)
Net investment income	1.90%	1.02	%(e)	1.22	%(e)	.06	%(b)(g)
Portfolio turnover rate	54%	25%		29%		25%

See footnote summary on page 40.

38	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Year Ended November 30,					March 1, 2005(f) to November 30, 2005
	2008	2007		2006

Net asset value, beginning of period	$ 16.14	$ 16.72		$ 13.88		$ 12.90

Income From Investment Operations
Net investment income(a)	.26	.21		.18		.14	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(8.36)	.89		3.32		.84

Net increase (decrease) in net asset value from operations	(8.10)	1.10		3.50		.98

Less: Dividends and Distributions
Dividends from net investment income	(.21)	(.30)		(.14)		– 0	–
Distributions from net realized gain on investment transactions	(1.27)	(1.38)		(.52)		– 0	–

Total dividends and distributions	(1.48)	(1.68)		(.66)		– 0	–

Net asset value, end of period	$ 6.56	$ 16.14		$ 16.72		$ 13.88

Total Return
Total investment return based on net asset value(d)	(55.13)%*	6.95%		26.29%		7.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$599	$1,129		$592		$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.43%	1.35	%(e)	1.41	%(e)	1.45	%(g)
Expenses, before waivers/reimbursements	1.43%	1.35	%(e)	1.41	%(e)	1.55	%(g)
Net investment income	2.23%	1.30	%(e)	1.40	%(e)	1.34	%(b)(g)
Portfolio turnover rate	54%	25%		29%		25%

See footnote summary on page 40.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	39

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended November 30,					March 1, 2005(f) to November 30,
	2008	2007		2006		2005

Net asset value, beginning of period	$ 16.25	$ 16.76		$ 13.90		$ 12.90

Income From Investment Operations
Net investment income(a)	.28	.27		.26		.04	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(8.38)	.91		3.30		.96

Net increase (decrease) in net asset value from operations	(8.10)	1.18		3.56		1.00

Less: Dividends and Distributions
Dividends from net investment income	(.27)	(.31)		(.18)		– 0	–
Distributions from net realized gain on investment transactions	(1.27)	(1.38)		(.52)		– 0	–

Total dividends and distributions	(1.54)	(1.69)		(.70)		– 0	–

Net asset value, end of period	$ 6.61	$ 16.25		$ 16.76		$ 13.90

Total Return
Total investment return based on net asset value(d)	(54.95)%*	7.42%		26.79%		7.75%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$51,741	$56,417		$39,566		$26,796
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.01%	.95	%(e)	1.01	%(e)	1.20	%(g)
Expenses, before waivers/reimbursements	1.01%	.95	%(e)	1.01	%(e)	1.44	%(g)
Net investment income	2.47%	1.67	%(e)	1.72	%(e)	.41	%(b)(g)
Portfolio turnover rate	54%	25%		29%		25%

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Net of fees and expenses waived/reimbursed by the Transfer Agent.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Commencement of distributions.

(g)	Annualized.

*	Includes the impact of proceeds received and credited to the Fund resulting from the class action settlements, which enhanced the Fund’s performance for the year ended November 30, 2008 by 0.01%.

See notes to financial statements.

40	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of the AllianceBernstein Trust and Shareholders of the AllianceBernstein Global Value Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Global Value Fund (one of the funds constituting the AllianceBernstein Trust) (the “Fund”) as of November 30, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2008 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Global Value Fund of the AllianceBernstein Trust at November 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 26, 2009

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	41

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

For the fiscal year ended November 30, 2008, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund designates $11,507,666 of the ordinary dividends paid in the fiscal year as qualified dividend income, which is taxed at a maximum rate of 15%.

For corporate shareholders, $11,507,666 of the total ordinary income distribution paid during the current fiscal year ended November 30, 2008 is designated for the corporate dividends received deduction.

In addition, the Fund designates $25,048,762 from dividends paid in the fiscal year ended November 30, 2008 as capital gain dividends.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2009.

42	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Tax Information

BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman	Nancy P. Jacklin(1)
Marc O. Mayer	Garry L. Moody(1)
John H. Dobkin(1)	Marshall C. Turner, Jr.(1)
Michael J. Downey(1)	Earl D. Weiner(1)
D. James Guzy(1)

OFFICERS

Robert M. Keith,

President and Chief Executive Officer

Philip L. Kirstein,

Senior Vice President and Independent Compliance Officer

Sharon E. Fay(2), Senior Vice President

Kevin F. Simms(2), Senior Vice President

Henry S. D’Auria(2), Vice President Eric J. Franco(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	Management of, and investment decisions for, the Fund’s portfolio are made by the Global Value Investment Policy Group. Ms. Fay and Messrs. D’Auria, Franco and Simms are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	43

Board of Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS,* AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE
DISINTERESTED TRUSTEES
William H. Foulk, Jr., #, *** Chairman of the Board 76 (2001)	Investment Adviser and an Independent Consultant. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2004. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	94	None

John H. Dobkin, # 66 (2001)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design.	92	None

Michael J. Downey, # 65 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management.	92	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 72 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2004.	92	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

44	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Management of the Fund

NAME, ADDRESS,* AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Nancy P. Jacklin, # 60 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies and Adjunct Professor at Georgetown University Law Center in the 2008-2009 academic year. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	92	None

Garry L. Moody, # 56 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995-2008.	91	None

Marshall C. Turner, Jr., # 67 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since November 2008. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was renamed Toppan Photomasks, Inc.	92	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	45

Management of the Fund

NAME, ADDRESS,* AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Earl D. Weiner, # 69 (2007)	Of Counsel and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook and member of Advisory Board of Sustainable Forestry Management Limited.	92	None

INTERESTED TRUSTEE
Marc O. Mayer, ++ 1345 Avenue of the Americas New York, NY 10105 51 (2003)	Executive Vice President of AllianceBernstein L.P. (“AllianceBernstein”) since 2000 and Chief Investment Officer of Blend Solutions since June 2008. Previously, Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto, he was head of AllianceBernstein Institutional Investments, a unit of AllianceBernstein, from 2001-2003. Prior to 2001, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co. LLC) and its predecessor.	92	SCB Partners, Inc. and SCB Inc.

*	The address for each of the Fund’s Disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	Member of the Fair Value Pricing Committee.

++	Mr. Mayer is an “interested trustee”, as defined in the Investment Company Act of 1940 (the “1940 Act”), due to his position as Executive Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

46	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Management of the Fund

Officers of the Trust

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 48	President and Chief Executive Officer

Executive Vice President of the Adviser** since July 2008; Executive Managing Director of ABI** since 2006 and the head of ABI since July 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of AllianceBernstein’s institutional investment management business since 2004. Prior thereto, he was a Managing Director and Head of North American Client Service and Sales in AllianceBernstein’s institutional investment management business, with which he had been associated since prior to 2004.

Philip L. Kirstein 63	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2004.

Sharon E. Fay 48	Senior Vice President	Executive Vice President of the Adviser**, with which she has been associated since prior to 2004, and Chief Investment Officer of Global Value Equities since June 2003. Until January 2006, she was Co-Chief Investment Officer of U.K. and European Value Equities (since prior to 2004).

Kevin F. Simms 42	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004, Co-Chief Investment Officer of International Value Equities since 2003 and Director of Research for Global and International Value Equities since prior to 2004.

Henry S. D’Auria 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

Eric J. Franco 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	47

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Emilie D. Wrapp 53	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2004.

Joseph J. Mantineo 49	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2004.

Phyllis J. Clarke 48	Controller	Vice President of ABIS**, with which she has been associated since prior to 2004.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The	Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

48	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Trust, Inc. (the “Trust”) in respect of AllianceBernstein Global Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is

1	It should be noted that the information in the fee summary was completed on April 23, 2008 and presented to the Board of Trustees on May 6-8, 2008.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	49

based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/29/08 ($MIL)	Fund
International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$353.7	Global Value Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $91,500 (0.02% of the Fund’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund’s expense ratios to the amounts set forth below for the Fund’s fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days written notice prior to the termination date of the undertaking. It should be noted that the Fund was operating below its expense caps during the most recent semi-annual period; accordingly, the expense limitation undertaking of the Fund was of no effect. In addition, set forth below are the gross expense ratios of the Fund for the most recently completed fiscal year:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[4]		Fiscal Year End
Global Value Fund	Advisor Class A Class B Class C Class R Class K Class I	1.20 1.50 2.20 2.20 1.70 1.45 1.20	% % % % % % %	0.99 1.30 2.03 2.00 1.59 1.35 0.95	% % % % % % %	November 30

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

4	Annualized.

50	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Fund.5 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	51

fee schedule been applicable to the Fund versus the Fund’s advisory fee based on February 29, 2008 net assets:

Fund	Net Assets 02/29/08 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Global Value Fund	$353.7	Global Value 80 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $50 million 40 bp on the balance Minimum Account Size: $25m	0.457%	0.750%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for Global Value Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Fund. It should be noted that Class A shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only:

Fund	Fee
Global Value Portfolio
Class A	1.50%
Class I (Institutional)	0.70%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a somewhat similar investment style as certain of the Funds are as follows:

Fund	ITM Mutual Fund	Fee[6]
Global Value Fund	Alliance Global Diversified Value (ex-Japan)[7]	0.10%[8]
	Alliance Global Value Stock (ex-Japan)[7]	0.30%[9]

6	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on March 17, 2008 by Reuters was ¥97.38 per $1. At that currency exchange rate, every ¥1 billion would be equivalent to approximately $10.3 million.

7	This ITM fund is privately placed or institutional.

8	In addition to the 0.10%, the Adviser charges the institutional account 0.5175% for the first ¥2.5 billion, 0.375% for the next ¥2.5 billion, 0.3275% for the next ¥2.5 billion, 0.28% for the next ¥10 billion and 0.185% thereafter.

9	The fund is offered to two institutional clients that are charged a separate fee for managing their assets in addition to the 0.30%. The first client is charged 0.33% for the first ¥2.5 billion, 0.195% for the next ¥2.5 billion, 0.105% for the next ¥5 billion and 0.06% thereafter. The second client is charged 0.40% for the first ¥2.5 billion, 0.25% for the next ¥2.5 billion, 0.15% for the next ¥5 billion and 0.10% thereafter.

52	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the following sub-advisory relationship. Also shown is what would have been the effective advisory fee of the Fund had the fee schedule of the sub-advisory relationship been applicable to the Fund based on February 29, 2008 net assets and the Fund’s advisory fee:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
Global Value Fund	Client #1	0.25% on 1st $500 million 0.225% on next $500 million 0.20% on next $4 billion 0.175% thereafter +/- Performance Fee[10]	0.250%[11]	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)12 at the approximate current asset level of the Fund.13

10	The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark, over a 60 month rolling period. The performance adjustment factor can range from -60% to +60% of the base fee. The performance fee of the fund took effect on March 31, 2007.

11	The calculation excludes the performance fee.

12	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

13	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	53

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[14]	Lipper Exp. Group Median (%)	Rank
Global Value Fund	0.750	0.850	1/5

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU15 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

Fund	Expense Ratio (%)[16]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Global Value Fund	1.302	1.302	3/5	1.302	5/9

Based on this analysis, the Fund has equally favorable rankings on a management fee basis and on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

14	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

15	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

16	The total expense ratios shown are for the Fund’s most recent fiscal year end Class A shares.

54	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2007, relative to 2006.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2007, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $24 million for distribution services and educational support (revenue sharing payments). For 2008, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $28 million.17 During the Fund’s most recently completed fiscal year, ABI received from the Fund $17,450, $1,015,414 and $35,435 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an

17	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	55

omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $145,284 in fees from the Fund.18

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,19 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Trustees an update of the Deli20 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees. In this regard, it was noted that the advisory fees of the AllianceBernstein Mutual Funds were generally within the 25th-75th percentile

18	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $12,028 under the offset agreement between the Fund and ABIS.

19	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

20	The Deli study was originally published in 2002 based on 1997 data.

56	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

range of their comparable peers.21 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant observed that the actual advisory fees of the AllianceBernstein Mutual Funds were generally lower than the fees predicted by the study’s regression model.

The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets. The independent consultant observed that the advisory fees of certain AllianceBernstein Mutual Funds were higher than the medians of these select groups of funds.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $746 billion as of February 29, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, and 5 year performance rankings of the Fund22 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)23 for the periods ended January 31, 2008.24

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-6.38	-2.11	5.37	4/5	8/9
3 year	11.39	11.07	15.13	2/4	6/8
5 year	17.04	20.65	20.83	3/3	6/6

21	The two dimensional analysis also showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

22	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

23	The Fund’s PG and PU are identical to the Fund’s EG and EU.

24	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	57

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold)25 versus its benchmark.26 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.27

	Periods Ending January 31, 2008 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe (%)
Global Value Fund	-6.38	11.39	17.04	9.03	11.98	1.16	5
MSCI EAFE Index (Net)	-0.47	10.64	15.83	6.64	9.77	1.22	5
Inception Date: March 29, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2008

25	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

26	The Adviser provided Fund and benchmark performance return information for periods through January 31, 2008.

27	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

58	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund*

Global & International

Global Growth Fund*

Global Thematic Growth Fund*

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund*

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National National II* Arizona California California II* Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

ACM Managed Dollar Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to January 28, 2008, High Income Fund was named Emerging Market Debt Fund. Prior to November 3, 2008, Small/Mid Cap Growth Fund was named Mid-Cap Growth Fund, Global Growth Fund was named Global Research Growth Fund, and Global Thematic Growth Fund was named Global Technology Fund. Prior to December 1, 2008, National II was named Insured National, and California II was named Insured California.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	59

AllianceBernstein Family of Funds

NOTES

60	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

ALLIANCEBERNSTEIN GLOBAL VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GV-0151-1108

ANNUAL REPORT

AllianceBernstein

International Value Fund

November 30, 2008

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

January 13, 2009

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein International Value Fund (the “Fund”) for the annual reporting period ended November 30, 2008.

Investment Objective and Policies

This open-end Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries. The Fund normally invests in companies in at least three countries other than the United States. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. The Fund invests in companies that are determined by the Bernstein research unit (“Bernstein”) to be undervalued, using a fundamental value approach. In selecting securities for the Fund’s portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. Bernstein may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives. The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and “semi-governmental securities” and enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

Investment Results

The table on page 4 provides performance for the Fund and its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, for the six- and 12-month periods ended November 30, 2008.

The Fund’s Class A shares without sales charges underperformed the benchmark for both the six- and 12-month periods ended November 30, 2008. For the 12-month period, the Fund’s underperformance was due primarily to negative security selection, particularly selection in financial stocks. Security selection in capital equipment also hurt relative performance, though to a lesser degree. The Fund employed leverage utilizing forward currency exchange contracts, which detracted from performance. Currency selection was the second largest detractor, hurt most by the Fund’s underweight to the Japanese yen, which rose as risk-averse investors unwound yen-funded carry trades. A carry trade is a strategy in which an investor sells a certain currency with a relatively low interest rate and uses the funds to purchase a different currency yielding a higher

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	1

interest rate. The Fund’s overweight of the Korean won and the euro also hurt currency selection. Sector selection detracted due to an underweight in the outperforming consumer staples sector and an overweight in the underperforming financials sector. Positively affecting performance was the Fund’s overweight in the outperforming energy sector and underweight in the underperforming construction & housing sector. Stock selection in consumer cyclicals and technology was also positive to relative performance.

For the six-month period ended November 30, 2008, the Fund’s underperformance was primarily due to negative security selection in financials. Security selection in energy and transportation also hurt relative performance, though to a lesser degree. Currency selection was the second largest detractor over the six-month period for the same reasons as noted above for the 12-month period. Sector selection was hurt by the Fund’s overweight in the underperforming industrial commodities sector and underweight in the outperforming consumer staples sector. Contributing positively to relative performance was an overweight within the energy sector.

Market Review and Investment Strategy

International equity markets fell during the six- and 12-month periods ended November 30, 2008, as measured by the MSCI EAFE Index. Over the past year, the concerns that had begun in mid-2007, with declining

U.S. home prices and subprime mortgage delinquencies, intensified severely and broadened, leading to violent dislocations in the global financial system and a loss of confidence in counterparties. Fears of a worldwide recession intensified, setting off a global flight from risk.

Stress in the capital markets accelerated in the second half of 2008, with October ending as the most volatile month in decades. Concerted government policy action was evident as U.S. Congressional approval of the Troubled Asset Relief Program was followed by interest-rate cuts by world central banks and initiatives to recapitalize banks and reduce concerns about the safety of deposits. Nevertheless, the U.S. has seen its economy slide into recession, and global economies have slowed. Investor uncertainty continued to swing widely in November, highlighted by record high volatility.

The Fund’s International Value Investment Policy Group (the “Group”) follows a central tenet of seeking to keep portfolio risk in-line with the value opportunities it identifies. Recent market volatility has inflicted severe pain on investors. But the Group’s research suggests that markets often overreact to controversies, creating investment opportunities. Backed by Bernstein’s extensive value research effort, the Group continues to seek value opportunities in which the short-term overreactions of investors exaggerate companies’ difficulties.

2	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a market capitalization weighted index that measures stock performance in 21 countries in Europe, Australasia and the Far East. An investor cannot invest directly in an index, and its results are not indicative for any specific investment, including the Fund.

The MSCI EAFE Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident institutional individuals who do not benefit from double taxation treaties.

A Word About Risk

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be “value” stocks are able to turn their business around or successfully employ corrective strategies, which would result in stock prices that rise as initially expected. Substantially all of the Fund’s assets will be invested in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Fund may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have significant effect on the Fund’s net asset value. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED NOVEMBER 30, 2008	Returns
	6 Months	12 Months
AllianceBernstein International Value Fund
Class A	-54.36%	-56.98%

Class B*	-54.52%	-57.30%

Class C	-54.50%	-57.27%

Advisor Class**	-54.31%	-56.87%

Class R**	-54.40%	-57.08%

Class K**	-54.34%	-56.97%

Class I**	-54.24%	-56.81%

MSCI EAFE Index (net)	-44.92%	-47.79%

* Effective January 31, 2009, Class B shares will no longer be available for purchase to new investors. Please see Note K for more information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

3/29/01* TO 11/30/08

*Since inception of the Fund’s Class A shares on 3/29/01.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Value Fund Class A shares (from 3/29/01* to 11/30/08) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2008
	NAV Returns	SEC Returns

Class A Shares
1 Year	-56.98%	-58.81%
5 Years	-0.63%	-1.49%
Since Inception*	3.01%	2.43%

Class B Shares
1 Year	-57.30%	-58.91%
5 Years	-1.35%	-1.35%
Since Inception*	2.31%	2.31%

Class C Shares
1 Year	-57.27%	-57.67%
5 Years	-1.33%	-1.33%
Since Inception*	2.33%	2.33%

Advisor Class Shares†
1 Year	-56.87%	-56.87%
5 Years	-0.35%	-0.35%
Since Inception*	3.36%	3.36%

Class R Shares†
1 Year	-57.08%	-57.08%
5 Years	-0.87%	-0.87%
Since Inception*	-0.52%	-0.52%

Class K Shares†
1 Year	-56.97%	-56.97%
Since Inception*	-9.23%	-9.23%

Class I Shares†
1 Year	-56.81%	-56.81%
Since Inception*	-8.94%	-8.94%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.11%, 1.84%, 1.82%, 0.82%, 1.40%, 1.10% and 0.75% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2008)
SEC Returns

Class A Shares
1 Year	-55.51%
5 Years	-1.80%
Since Inception*	3.09%

Class B Shares
1 Year	-55.74%
5 Years	-1.65%
Since Inception*	2.96%

Class C Shares
1 Year	-54.38%
5 Years	-1.65%
Since Inception*	2.96%

Advisor Class Shares†
1 Year	-53.44%
5 Years	-0.66%
Since Inception*	4.01%

Class R Shares†
1 Year	-53.68%
5 Years	-1.19%
Since Inception*	0.48%

Class K Shares†
1 Year	-53.53%
Since Inception*	-7.79%

Class I Shares†
1 Year	-53.40%
Since Inception*	-7.52%

*	Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	7

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2008		Ending Account Value November 30, 2008		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$456.37	$1,019.05	$4.33	$6.01
Class B	$1,000	$1,000	$454.76	$1,015.25	$7.09	$9.82
Class C	$1,000	$1,000	$455.02	$1,015.45	$6.95	$9.62
Advisor Class	$1,000	$1,000	$456.89	$1,020.55	$3.24	$4.50
Class R	$1,000	$1,000	$456.05	$1,018.00	$5.10	$7.06
Class K	$1,000	$1,000	$456.63	$1,019.25	$4.19	$5.81
Class I	$1,000	$1,000	$457.64	$1,021.10	$2.84	$3.94
*	Expenses are equal to the classes’ annualized expense ratios of 1.19%, 1.95%, 1.91%, 0.89%, 1.40%, 1.15% and 0.78%, respectively, multiplied by the average account value over the period, multiplied by 183/366 ( to reflect the one half year period ).

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Fund Expenses

PORTFOLIO SUMMARY

November 30, 2008

PORTFOLIO STATISTICS

Net Assets ($mil): $5,041.7

*	All data are as of November 30, 2008. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 1.9% or less in the following countries: Finland, Brazil, Belgium, Sweden, Spain and Russia.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	9

Portfolio Summary

TEN LARGEST HOLDINGS*

November 30, 2008

Company	U.S. $ Value	Percent of Net Assets
Royal Dutch Shell PLC (London Virt-X) – Class A	$207,105,211	4.1%
Vodafone Group PLC	149,898,651	3.0
Total SA	144,627,055	2.9
Muenchener Rueckversicherungs AG	134,051,328	2.6
Allianz SE	130,403,684	2.6
Sanofi-Aventis SA	126,174,723	2.5
GlaxoSmithKline PLC	125,201,009	2.5
BASF SE	118,548,791	2.3
Deutsche Bank AG	111,373,315	2.2
ENI SpA	109,980,512	2.2
	$1,357,364,279	26.9%

*	Long-Term Investments

10	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

November 30, 2008

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.3%
Financials – 25.8%
Capital Markets – 3.8%
Credit Suisse Group AG(a)	2,699,900	$79,138,278
Deutsche Bank AG(a)	3,134,100	111,373,315

		190,511,593

Commercial Banks – 12.6%
Australia & New Zealand Banking Group Ltd.(a)	2,822,800	27,616,896
Barclays PLC(a)	28,607,700	76,001,907
BNP Paribas SA(a)	1,603,320	88,816,855
Credit Agricole SA(a)	5,451,640	60,897,048
Hana Financial Group, Inc.	886,400	10,590,261
HBOS PLC(a)	35,901,073	50,776,819
HSBC Holdings PLC(a)	5,469,600	59,781,185
KB Financial Group, Inc.(b)	1,131,500	23,261,607
Lloyds TSB Group PLC(a)	8,775,500	22,698,086
Nordea Bank AB(a)	2,765,600	19,996,414
Royal Bank of Scotland Group PLC (London Virt-X)(a)	58,782,857	50,559,943
Societe Generale – Class A(a)	1,212,985	51,981,221
Sumitomo Mitsui Financial Group, Inc.(a)	18,552	67,319,835
Unibanco - Uniao de Bancos Brasileiros SA (ADR)	345,100	22,117,459

		632,415,536

Consumer Finance – 1.1%
ORIX Corp.(a)	922,800	57,517,265

Diversified Financial Services – 0.8%
Fortis (Euronext Amsterdam)(a)	1,418,266	1,307,947
ING Group(a)	4,779,502	40,325,034

		41,632,981

Insurance – 7.2%
Allianz SE(a)	1,574,545	130,403,684
Aviva PLC(a)	10,132,226	63,019,825
Fondiaria-Sai SpA (ordinary shares)(a)	1,944,764	35,361,558
Muenchener Rueckversicherungs AG(a)	986,800	134,051,328

		362,836,395

Real Estate Management & Development – 0.3%
Lend Lease Corp. Ltd.(a)	2,943,300	15,072,530

		1,299,986,300

Energy – 17.8%
Oil, Gas & Consumable Fuels – 17.8%
BP PLC(a)	5,168,500	41,968,263
China Petroleum & Chemical Corp. – Class H	148,619,500	99,117,549
ENI SpA(a)	4,847,200	109,980,512
LUKOIL (Sponsored) (ADR)	1,517,400	48,253,320

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Nexen, Inc.(a)	1,281,142	$26,427,052
Nippon Mining Holdings, Inc.(a)	11,579,500	34,254,638
Petro-Canada(a)	2,704,600	73,795,630
Royal Dutch Shell PLC (London Virt-X) – Class A(a)	7,772,978	207,105,211
StatoilHydro ASA(a)	6,522,700	109,954,091
Total SA(a)	2,753,800	144,627,055

		895,483,321

Materials – 14.8%
Chemicals – 6.0%
BASF SE(a)	3,718,800	118,548,791
Koninklijke Dsm NV(a)	1,211,011	28,068,350
Mitsubishi Chemical Holdings Corp.(a)	20,737,500	86,831,089
Mitsui Chemicals, Inc.(a)	4,833,000	19,576,825
Nova Chemicals Corp.(a)	72,600	601,379
Solvay SA – Class A(a)	661,300	47,346,316

		300,972,750

Containers & Packaging – 0.5%
Amcor Ltd.(a)	6,628,578	25,942,851

Metals & Mining – 7.0%
Antofagasta PLC(a)	6,280,358	42,076,259
ArcelorMittal (Euronext Paris)(a)	2,240,395	53,958,418
BHP Billiton Ltd.(a)	3,062,400	57,799,612
Cia Vale do Rio Doce – Class B (Sponsored) (ADR)	4,684,600	51,015,294
JFE Holdings, Inc.(a)	2,624,500	63,888,443
Kazakhmys PLC(a)	3,830,300	15,350,762
Sumitomo Metal Mining Co. Ltd.(a)	4,222,000	40,113,287
Xstrata PLC(a)	1,840,130	26,574,659

		350,776,734

Paper & Forest Products – 1.3%
Stora Enso Oyj – Class R(a)	6,794,400	55,318,869
Svenska Cellulosa AB – Class B(a)	1,514,800	12,295,789

		67,614,658

		745,306,993

Consumer Discretionary – 8.0%
Auto Components – 1.8%
Compagnie Generale des Etablissements Michelin – Class B(a)	1,488,200	71,438,344
Hyundai Mobis	409,082	17,266,856

		88,705,200

Automobiles – 3.4%
Honda Motor Co. Ltd.(a)	1,649,200	36,936,020
Isuzu Motors Ltd.(a)	13,764,000	17,151,963
Nissan Motor Co. Ltd.(a)	13,792,200	46,484,660
Renault SA(a)	1,752,400	38,749,417
Toyota Motor Corp.(a)	1,057,000	33,888,615

		173,210,675

12	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Household Durables – 1.5%
Sharp Corp.(a)	7,557,000	$51,024,033
Sony Corp.(a)	1,231,200	23,953,734

		74,977,767

Media – 1.3%
Lagardere SCA(a)	1,750,100	64,086,053

		400,979,695

Health Care – 7.4%
Health Care Providers & Services – 0.4%
Celesio AG(a)	796,700	20,226,847

Pharmaceuticals – 7.0%
GlaxoSmithKline PLC(a)	7,225,300	125,201,009
Novartis AG(a)	2,213,980	103,326,385
Sanofi-Aventis SA(a)	2,283,182	126,174,723

		354,702,117

		374,928,964

Information Technology – 7.3%
Communications Equipment – 1.1%
Nokia OYJ(a)	1,732,300	24,535,521
Telefonaktiebolaget LM Ericsson – Class B(a)	4,331,000	30,440,030

		54,975,551

Computers & Peripherals – 2.8%
Asustek Computer, Inc.	4,041,952	4,634,354
Compal Electronics, Inc. (GDR)(c)	6,803,567	17,576,335
Fujitsu Ltd.(a)	13,170,000	57,164,510
Toshiba Corp.(a)	17,157,000	62,860,830

		142,236,029

Electronic Equipment, Instruments & Components – 0.6%
AU Optronics Corp.	52,516,000	32,215,022

Semiconductors & Semiconductor Equipment – 2.8%
Samsung Electronics Co. Ltd.	90,500	29,974,190
Samsung Electronics (preference shares)	127,600	29,075,539
United Microelectronics Corp.	336,391,290	80,135,915

		139,185,644

		368,612,246

Telecommunication Services – 7.0%
Diversified Telecommunication Services – 4.0%
Deutsche Telekom AG – Class W(a)	4,313,100	59,653,783
Nippon Telegraph & Telephone Corp.(a)	15,585	68,645,261
Telecom Italia SpA (ordinary shares)(a)	16,995,900	23,140,034
Telefonica SA(a)	2,473,300	50,107,232

		201,546,310

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Wireless Telecommunication Services – 3.0%
Vodafone Group PLC(a)	76,280,565	$149,898,651

		351,444,961

Industrials – 3.3%
Aerospace & Defense – 0.4%
European Aeronautic Defence & Space Co., NV(a)	1,358,120	21,601,497

Airlines – 1.3%
Air France-KLM(a)	2,099,418	27,381,283
Deutsche Lufthansa AG(a)	2,757,200	36,190,896

		63,572,179

Electrical Equipment – 0.3%
Furukawa Electric Co. Ltd.(a)	4,386,000	16,911,612

Trading Companies & Distributors – 1.3%
Mitsubishi Corp.(a)	3,496,900	43,508,530
Mitsui & Co. Ltd.(a)	2,393,000	21,270,452

		64,778,982

		166,864,270

Utilities – 3.0%
Electric Utilities – 3.0%
E.ON AG(a)	3,062,600	107,082,148
The Tokyo Electric Power Co., Inc.(a)	1,502,800	44,727,376

		151,809,524

Consumer Staples – 2.9%
Food & Staples Retailing – 1.6%
Delhaize Group(a)	267,000	16,063,703
Koninklijke Ahold NV(a)	5,828,480	64,954,954

		81,018,657

Food Products – 1.3%
Associated British Foods PLC(a)	6,388,700	66,883,870

		147,902,527

Total Common Stocks (cost $9,774,103,195)		4,903,318,801

RIGHTS – 0.0%
Financials – 0.0%
Diversified Financial Services – 0.0%
Fortis(b) (cost $0)	3,544,166	5

14	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 6.9%
Investment Companies – 6.9%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(d) (cost $348,793,451)	348,793,451	$348,793,451

Total Investments – 104.2% (cost $10,122,896,646)		5,252,112,257
Other assets less liabilities – (4.2)%		(210,396,604)

Net Assets – 100.0%		$5,041,715,653

FINANCIAL FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at November 30, 2008	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
TOPIX Index Futures	329	December 2008	$29,399,147	$28,699,267	$ (699,880)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at November 30, 2008	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar settling 12/15/08	50,595	35,247,007	33,117,204	$(2,129,803)
Australian Dollar settling 12/15/08	51,397	34,980,798	33,642,157	(1,338,641)
British Pound settling 12/15/08	30,222	54,029,985	46,567,741	(7,462,244)
British Pound settling 12/15/08	67,331	114,985,862	103,747,355	(11,238,507)
British Pound settling 12/15/08	69,208	117,304,100	106,639,541	(10,664,559)
British Pound settling 12/15/08	68,232	112,148,844	105,135,666	(7,013,178)
Canadian Dollar settling 12/15/08	39,253	37,648,063	31,754,189	(5,893,874)
Canadian Dollar settling 12/15/08	39,069	37,319,464	31,605,340	(5,714,124)
Canadian Dollar settling 12/15/08	44,176	42,101,250	35,736,709	(6,364,541)
Canadian Dollar settling 12/15/08	63,751	59,900,590	51,572,142	(8,328,448)
Canadian Dollar settling 12/15/08	23,335	18,141,321	18,877,130	735,809
Euro settling 12/15/08	287,796	442,637,443	365,455,963	(77,181,480)
Euro settling 12/15/08	172,968	265,230,861	219,642,340	(45,588,521)
Euro settling 12/15/08	185,411	283,380,318	235,443,006	(47,937,312)
Japanese Yen settling 12/15/08	6,592,052	63,796,109	69,039,203	5,243,094
Japanese Yen settling 12/15/08	6,730,482	63,495,113	70,488,994	6,993,881
Japanese Yen settling 12/15/08	3,925,695	37,448,559	41,114,186	3,665,627
Japanese Yen settling 12/15/08	4,642,830	44,089,778	48,624,811	4,535,033
Japanese Yen settling 12/15/08	13,971,215	141,401,903	146,321,897	4,919,994
Japanese Yen settling 12/15/08	13,477,030	135,045,793	141,146,249	6,100,456
Japanese Yen settling 12/15/08	29,227,126	288,543,281	306,098,541	17,555,260
Japanese Yen settling 12/15/08	33,670,382	335,856,119	352,633,194	16,777,075
Japanese Yen settling 12/15/08	14,803,390	150,954,107	155,037,347	4,083,240
Japanese Yen settling 12/15/08	16,998,748	173,340,757	178,029,546	4,688,789
Japanese Yen settling 12/15/08	4,432,789	48,174,635	46,425,032	(1,749,603)

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	15

Portfolio of Investments

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at November 30, 2008	Unrealized Appreciation/ (Depreciation)
Japanese Yen settling 12/15/08	8,525,012	87,141,081	89,283,282	$2,142,201
Norwegian Krone settling 12/15/08	671,305	127,882,234	95,538,377	(32,343,857)
Norwegian Krone settling 12/15/08	705,474	134,003,343	100,401,220	(33,602,123)
Norwegian Krone settling 12/15/08	739,625	140,407,045	105,261,501	(35,145,544)
Norwegian Krone settling 3/16/09	471,046	64,505,642	66,715,631	2,209,989
Swedish Krona settling 12/15/08	1,064,007	173,037,404	131,436,468	(41,600,936)
Swedish Krona settling 12/15/08	1,097,824	178,439,493	135,613,872	(42,825,621)
Swedish Krona settling 12/15/08	1,143,495	185,701,039	141,255,598	(44,445,441)
Swiss Franc settling 12/15/08	76,933	68,290,193	63,436,969	(4,853,224)
Swiss Franc settling 12/15/08	39,190	34,800,909	32,315,064	(2,485,845)
Swiss Franc settling 12/15/08	11,181	9,624,688	9,219,564	(405,124)
Swiss Franc settling 12/15/08	22,888	19,152,016	18,872,855	(279,161)
Swiss Franc settling 12/15/08	96,496	78,910,741	79,568,114	657,373

Sale Contracts:
Australian Dollar settling 12/15/08	101,992	86,833,949	66,759,361	20,074,588
British Pound settling 12/15/08	86,575	167,684,953	133,399,582	34,285,371
British Pound settling 12/15/08	89,885	173,699,167	138,499,814	35,199,353
British Pound settling 12/15/08	93,259	179,689,576	143,698,662	35,990,914
British Pound settling 3/16/09	62,220	92,292,170	95,926,957	(3,634,787)
Canadian Dollar settling 12/15/08	86,764	72,737,028	70,188,786	2,548,242
Canadian Dollar settling 12/15/08	99,485	81,890,094	80,479,593	1,410,501
Canadian Dollar settling 12/15/08	84,356	67,461,593	68,240,806	(779,213)
Euro settling 12/15/08	42,856	61,734,068	54,420,425	7,313,643
Euro settling 12/15/08	63,955	90,243,702	81,212,859	9,030,843
Euro settling 12/15/08	71,070	98,031,826	90,247,798	7,784,028
Euro settling 12/15/08	88,109	120,821,228	111,884,666	8,936,562
Euro settling 12/15/08	127,227	169,005,802	161,558,415	7,447,387
Euro settling 12/15/08	126,352	165,974,724	160,447,302	5,527,422
Euro settling 12/15/08	126,606	162,644,398	160,769,843	1,874,555
Euro settling 3/16/09	62,511	78,163,755	79,344,191	(1,180,436)
Japanese Yen settling 12/15/08	49,647,430	462,891,520	519,962,376	(57,070,856)
Japanese Yen settling 12/15/08	37,280,321	344,349,602	390,440,437	(46,090,835)
Japanese Yen settling 12/15/08	42,307,809	389,295,064	443,093,809	(53,798,745)
Japanese Yen settling 12/15/08	2,610,973	26,426,585	27,344,975	(918,390)
Japanese Yen settling 12/15/08	2,770,986	28,581,599	29,020,807	(439,208)
Norwegian Krone settling 12/15/08	701,993	105,275,684	99,905,813	5,369,871
Norwegian Krone settling 12/15/08	704,704	103,822,264	100,291,636	3,530,628
Norwegian Krone settling 12/15/08	709,707	100,724,809	101,003,650	(278,841)
Swedish Krona settling 12/15/08	406,721	54,527,550	50,242,124	4,285,426
Swedish Krona settling 12/15/08	387,180	51,553,612	47,828,230	3,725,382
Swedish Krona settling 12/15/08	811,761	106,327,985	100,276,595	6,051,390
Swedish Krona settling 12/15/08	784,609	100,066,829	96,922,516	3,144,313
Swedish Krona settling 12/15/08	238,392	29,920,552	29,448,493	472,059
Swiss Franc settling 12/15/08	118,076	111,479,743	97,362,426	14,117,317
Swiss Franc settling 12/15/08	114,916	109,087,457	94,756,772	14,330,685
Swiss Franc settling 12/15/08	112,874	106,822,505	93,072,991	13,749,514

16	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Portfolio of Investments

(a)	Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $4,436,424,838.

(b)	Non-income producing security.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2008, the market value of this security amounted to $17,576,335 or 0.3% of net assets.

(d)	Investment in affiliated money market mutual fund.

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	17

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2008

Assets
Investments in securities, at value
Unaffiliated issuers (cost $9,774,103,195)	$4,903,318,806
Affiliated issuers (cost $348,793,451)	348,793,451
Cash	3,201,526 (a)
Foreign currencies, at value (cost $23,904,951)	23,314,980
Unrealized appreciation of forward currency exchange contracts	326,507,815
Receivable for investment securities sold and foreign currency transactions	62,847,807
Dividends receivable	22,237,087
Receivable for shares of beneficial interest sold	18,599,472
Receivable for variation margin on futures contracts	70,033

Total assets	5,708,890,977

Liabilities
Unrealized depreciation of forward currency exchange contracts	640,783,022
Payable for shares of beneficial interest redeemed	18,878,174
Advisory fee payable	2,933,650
Payable for investment securities purchased and foreign currency transactions	1,671,218
Distribution fee payable	1,065,981
Transfer Agent fee payable	319,977
Administrative fee payable	19,580
Accrued expenses	1,503,722

Total liabilities	667,175,324

Net Assets	$5,041,715,653

Composition of Net Assets
Paid-in capital	$10,847,822,877
Undistributed net investment income	314,275,210
Accumulated net realized loss on investment and foreign currency transactions	(934,379,799)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(5,186,002,635)

$5,041,715,653

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$2,118,101,334	216,543,258	$9.78	*

B	$94,537,823	9,899,240	$9.55

C	$419,340,010	43,880,145	$9.56

Advisor	$1,417,976,675	142,305,995	$9.96

R	$177,470,621	18,293,992	$9.70

K	$163,512,551	16,783,804	$9.74

I	$650,776,639	66,189,546	$9.83

(a)	An amount of U.S. $3,201,526 has been segregated to collateralize margin requirements for open futures contracts outstanding at November 30, 2008.

*	The maximum offering price per share for Class A shares was $10.21 which reflects a sales charge of 4.25%.

See notes to financial statements.

18	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended November 30, 2008

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $47,580,449)	$379,727,164
Affiliated issuers	4,174,319
Interest	956,401	$384,857,884

Expenses
Advisory fee (see Note B)	69,028,078
Distribution fee—Class A	13,803,978
Distribution fee—Class B	2,291,149
Distribution fee—Class C	10,041,853
Distribution fee—Class R	968,632
Distribution fee—Class K	738,049
Transfer agency—Class A	5,884,506
Transfer agency—Class B	390,268
Transfer agency—Class C	1,428,928
Transfer agency—Advisor Class	3,849,157
Transfer agency—Class R	450,874
Transfer agency—Class K	569,260
Transfer agency—Class I	645,808
Custodian	5,193,764
Printing	1,142,026
Registration fees	480,985
Administrative	108,208
Audit	65,740
Trustees’ fees	50,129
Legal	48,498
Miscellaneous	255,730

Total expenses	117,435,620
Less: expenses waived and reimbursed by the Adviser (see Note B)	(136,887)
Less: expense offset arrangement (see Note B)	(148,907)

Net expenses		117,149,826

Net investment income		267,708,058

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized loss on:
Investment transactions		(977,929,459	)(a)
Futures contracts		(47,945,776)
Foreign currency transactions		(16,306,179)
Net change in unrealized appreciation/depreciation of:
Investments		(6,322,742,971)
Futures contracts		88,898
Foreign currency denominated assets and liabilities		(318,671,252)

Net loss on investment and foreign currency transactions		(7,683,506,739)

Net Decrease in Net Assets from Operations		$(7,415,798,681)

(a)	On October 31, 2008, the Fund had a redemption-in-kind with total proceeds in the amount of $97,681,597. The loss on investments of $102,972,752 will not be realized for tax purposes.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	19

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2008	Year Ended November 30, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$267,708,058	$230,150,005
Net realized gain (loss) on investment and foreign currency transactions	(1,042,181,414)	578,566,089
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(6,641,325,325)	208,462,164

Net increase (decrease) in net assets from operations	(7,415,798,681)	1,017,178,258
Dividends and Distributions to Shareholders from
Net investment income
Class A	(87,084,220)	(58,359,707)
Class B	(2,737,561)	(3,899,389)
Class C	(11,375,185)	(10,136,569)
Advisor Class	(61,742,936)	(35,853,711)
Class R	(2,316,081)	(833,757)
Class K	(5,283,006)	(1,802,506)
Class I	(25,783,235)	(13,036,156)
Net realized gain on investment transactions
Class A	(261,502,906)	(167,227,267)
Class B	(14,595,674)	(15,503,112)
Class C	(60,648,288)	(40,300,754)
Advisor Class	(158,140,603)	(92,781,487)
Class R	(7,470,043)	(2,351,905)
Class K	(15,042,891)	(4,633,287)
Class I	(63,696,172)	(32,992,386)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(152,234,641)	5,880,028,448

Total increase (decrease)	(8,345,452,123)	6,417,494,713
Net Assets
Beginning of period	13,387,167,776	6,969,673,063

End of period (including undistributed net investment income of $314,275,210 and $181,996,614, respectively)	$5,041,715,653	$13,387,167,776

See notes to financial statements.

20	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2008

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Small/Mid Cap Value Fund and the AllianceBernstein Value Fund (the “Funds”). Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein International Value Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	21

Notes to Financial Statements

been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time (see Note A.2).

2. Fair Value Measurements

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective December 1, 2007. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market

22	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2008:

Level	Investments in Securities		Other Financial Instruments*
Level 1	$568,709,959		$(699,880)
Level 2	4,683,402,298	+	(314,275,207)
Level 3	– 0	–	– 0	–

Total	$5,252,112,257		$(314,975,087)

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	23

Notes to Financial Statements

the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with the Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Fund in proportion to each Fund’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within

24	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.20%, 1.90%, 1.90%, .90%, 1.40%, 1.15% and .90% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively (the “Expense Caps”). The Expense Caps will expire on January 1, 2009. For the year ended November 30, 2008, such reimbursement amounted to $136,887.

Pursuant to the investment advisory agreement, the Fund paid $108,208 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended November 30, 2008.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $4,634,813 for the year ended November 30, 2008.

For the year ended November 30, 2008, the expenses of Class A, Class B, Class C and Advisor Class shares were reduced by $148,907 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $73,095 from the sale of Class A shares and received $88,847, $368,981 and $337,826 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2008.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	25

Notes to Financial Statements

its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended November 30, 2008 is as follows:

Market Value November 30, 2007 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value November 30, 2008 (000)
$ 206,673	$2,845,155	$2,703,035	$4,174	$348,793

Brokerage commissions paid on investment transactions for the year ended November 30, 2008 amounted to $9,508,015, of which $0 and $415,382, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $3,543,056, $5,824,466, $1,439,058 and $1,802,171 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2008 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$3,986,963,535		$4,743,647,454
U.S. government securities	– 0	–	– 0	–

26	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Cost	$10,122,986,985

Gross unrealized appreciation	$17,387,815
Gross unrealized depreciation	(4,888,262,543)

Net unrealized depreciation	$(4,870,874,728)

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	27

Notes to Financial Statements

The Fund’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund’s commitments under forward currency exchange contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

3. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2008	Year Ended November 30, 2007	Year Ended November 30, 2008	Year Ended November 30, 2007

Class A
Shares sold	82,415,077	153,523,993	$1,500,308,885	$3,605,300,818

Shares issued in reinvestment of dividends and distributions	14,811,789	9,481,594	324,822,519	210,491,326

Shares converted from Class B	1,251,538	1,637,072	23,451,550	38,816,194

Shares redeemed	(132,420,786)	(56,649,406)	(2,292,777,602)	(1,340,318,073)

Net increase (decrease)	(33,942,382)	107,993,253	$(444,194,648)	$2,514,290,265

28	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

	Shares		Amount
	Year Ended November 30, 2008	Year Ended November 30, 2007	Year Ended November 30, 2008	Year Ended November 30, 2007

Class B
Shares sold	640,826	3,915,848	$12,321,007	$89,902,418

Shares issued in reinvestment of dividends and distributions	742,459	818,007	16,007,418	17,889,601

Shares converted to Class A	(1,276,719)	(1,664,243)	(23,451,550)	(38,816,194)

Shares redeemed	(4,244,791)	(2,379,109)	(72,037,975)	(55,111,923)

Net increase (decrease)	(4,138,225)	690,503	$(67,161,100)	$13,863,902

Class C
Shares sold	8,361,931	28,405,762	$161,348,139	$653,909,564

Shares issued in reinvestment of dividends and distributions	2,070,287	2,156,115	44,656,098	47,153,794

Shares redeemed	(24,608,181)	(6,761,691)	(409,417,112)	(157,360,424)

Net increase (decrease)	(14,175,963)	23,800,186	$(203,412,875)	$543,702,934

Advisor Class
Shares sold	73,445,830	94,582,488	$1,349,381,775	$2,257,417,704

Shares issued in reinvestment of dividends and distributions	9,255,953	5,258,456	206,222,629	118,419,395

Shares redeemed	(91,005,502)	(28,345,341)	(1,569,607,247)	(681,949,022)

Net increase (decrease)	(8,303,719)	71,495,603	$(14,002,843)	$1,693,888,077

Class R
Shares sold	16,733,599	6,265,078	$290,468,540	$147,308,227

Shares issued in reinvestment of dividends and distributions	448,828	143,835	9,784,455	3,181,623

Shares redeemed	(5,766,397)	(1,453,795)	(88,547,473)	(34,455,920)

Net increase	11,416,030	4,955,118	$211,705,522	$116,033,930

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	29

Notes to Financial Statements

	Shares		Amount
	Year Ended November 30, 2008	Year Ended November 30, 2007	Year Ended November 30, 2008	Year Ended November 30, 2007

Class K
Shares sold	6,686,518	12,960,040	$123,897,064	$308,074,276

Shares issued in reinvestment of dividends and distributions	930,813	290,949	20,328,949	6,435,792

Shares redeemed	(4,948,632)	(2,301,715)	(88,976,493)	(54,376,091)

Net increase	2,668,699	10,949,274	$55,249,520	$260,133,977

Class I
Shares sold	34,675,164	36,980,602	$667,623,678	$889,942,340

Shares issued in reinvestment of dividends and distributions	3,791,926	2,039,984	83,270,705	45,328,444

Shares redeemed	(30,576,483)	(8,334,427)	(441,312,600)	(197,155,421)

Net increase	7,890,607	30,686,159	$309,581,783	$738,115,363

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

30	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2008.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2008 and November 30, 2007 were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$246,454,041	$186,589,422
Long-term capital gains	530,964,760	293,122,571

Total taxable distributions	777,418,801	479,711,993

Total distributions paid	$777,418,801	$479,711,993

As of November 30, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(934,289,460	)(a)
Unrealized appreciation/(depreciation)	(4,871,817,766	)(b)

Total accumulated earnings/(deficit)	$(5,806,107,226)

(a)

On November 30, 2008, the Fund had a net capital loss carryforward for federal income tax purposes of $934,289,460 of which $24,027,449 expires in the year 2009 and $910,262,011 expires in the year 2016. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Fund’s merger with Alliance International Fund, Inc. may apply.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of gains/losses on certain derivative instruments.

During the current fiscal year, permanent differences primarily due to the tax treatment of foreign currency, redesignation of dividends, the tax treatment of redemption in kind distributions, taxable excess distributions, and a net operating loss resulted in a net increase in undistributed net investment income, a net decrease in accumulated net realized loss on investments and foreign currency transactions and a net decrease to paid in capital. This reclassification had no effect on net assets.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	31

Notes to Financial Statements

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual

32	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Recent Accounting Pronouncement

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Fund’s financial statements.

NOTE K

Subsequent Event

Effective January 31, 2009, sales of Class B shares of the Fund to new investors will be suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares will be suspended as of January 31, 2009.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	33

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended November 30,
	2008	2007	2006		2005		2004

Net asset value, beginning of period	$ 24.18	$ 23.05	$ 18.10		$ 16.22		$ 12.82

Income From Investment Operations
Net investment income(a)	.45	.50	.39	(b)	.26	(b)	.16	(b)(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(13.46)	2.18	5.80		2.15		3.37

Net increase (decrease) in net asset value from operations	(13.01)	2.68	6.19		2.41		3.53

Less: Dividends and Distributions
Dividends from net investment income	(.34)	(.40)	(.23)		(.17)		(.13)
Distributions from net realized gain on investment transactions	(1.05)	(1.15)	(1.01)		(.36)		– 0	–

Total dividends and distributions	(1.39)	(1.55)	(1.24)		(.53)		(.13)

Net asset value, end of period	$ 9.78	$ 24.18	$ 23.05		$ 18.10		$ 16.22

Total Return
Total investment return based on net asset value(d)	(56.98)%	12.23%	36.20%		15.31%		27.77%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,118,101	$6,056,019	$3,285,006		$1,262,495		$455,933
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.14%	1.11%	1.19	%(e)	1.20%		1.20%
Expenses, before waivers/reimbursements	1.14%	1.11%	1.19	%(e)	1.37%		1.64%
Net investment income	2.45%	2.11%	1.92	%(b)(e)	1.57	%(b)	1.12	%(b)(c)
Portfolio turnover rate	38%	21%	23%		26%		22%

See footnote summary on page 40.

34	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class B
	Year Ended November 30,
	2008	2007	2006		2005		2004

Net asset value, beginning of period	$ 23.65	$ 22.63	$ 17.81		$ 15.99		$ 12.67

Income From Investment Operations
Net investment income(a)	.30	.30	.25	(b)	.16	(b)	.07	(b)(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(13.16)	2.16	5.70		2.11		3.32

Net increase (decrease) in net asset value from operations	(12.86)	2.46	5.95		2.27		3.39

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.29)	(.12)		(.09)		(.07)
Distributions from net realized gain on investment transactions	(1.05)	(1.15)	(1.01)		(.36)		– 0	–

Total dividends and distributions	(1.24)	(1.44)	(1.13)		(.45)		(.07)

Net asset value, end of period	$ 9.55	$ 23.65	$ 22.63		$ 17.81		$ 15.99

Total Return
Total investment return based on net asset value(d)	(57.30)%	11.38%	35.22%		14.52%		26.83%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$94,538	$331,999	$302,072		$192,192		$136,980
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.88%	1.84%	1.90	%(e)	1.90%		1.90%
Expenses, before waivers/reimbursements	1.88%	1.84%	1.90	%(e)	2.09%		2.39%
Net investment income	1.66%	1.30%	1.22	%(b)(e)	.98	%(b)	.47	%(b)(c)
Portfolio turnover rate	38%	21%	23%		26%		22%

See footnote summary on page 40.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	35

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended November 30,
	2008	2007	2006		2005		2004

Net asset value, beginning of period	$ 23.66	$ 22.63	$ 17.81		$ 15.99		$ 12.67

Income From Investment Operations
Net investment income(a)	.32	.33	.25	(b)	.16	(b)	.06	(b)(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(13.18)	2.14	5.70		2.11		3.33

Net increase (decrease) in net asset value from operations	(12.86)	2.47	5.95		2.27		3.39

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.29)	(.12)		(.09)		(.07)
Distributions from net realized gain on investment transactions	(1.05)	(1.15)	(1.01)		(.36)		– 0	–

Total dividends and distributions	(1.24)	(1.44)	(1.13)		(.45)		(.07)

Net asset value, end of period	$ 9.56	$ 23.66	$ 22.63		$ 17.81		$ 15.99

Total Return
Total investment return based on net asset value(d)	(57.27)%	11.43%	35.22%		14.52%		26.83%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$419,340	$1,373,558	$775,322		$315,390		$143,067
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.86%	1.82%	1.89	%(e)	1.90%		1.90%
Expenses, before waivers/reimbursements	1.86%	1.82%	1.89	%(e)	2.07%		2.35%
Net investment income	1.72%	1.40%	1.22	%(b)(e)	.95	%(b)	.46	%(b)(c)
Portfolio turnover rate	38%	21%	23%		26%		22%

See footnote summary on page 40.

36	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Year Ended November 30,
	2008	2007	2006		2005		2004

Net asset value, beginning of period	$ 24.60	$ 23.41	$ 18.34		$ 16.41		$ 12.96

Income From Investment Operations
Net investment income(a)	.52	.58	.46	(b)	.37	(b)	.21	(b)(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(13.71)	2.20	5.89		2.12		3.40

Net increase (decrease) in net asset value from operations	(13.19)	2.78	6.35		2.49		3.61

Less: Dividends and Distributions
Dividends from net investment income	(.40)	(.44)	(.27)		(.20)		(.16)
Distributions from net realized gain on investment transactions	(1.05)	(1.15)	(1.01)		(.36)		– 0	–

Total dividends and distributions	(1.45)	(1.59)	(1.28)		(.56)		(.16)

Net asset value, end of period	$ 9.96	$ 24.60	$ 23.41		$ 18.34		$ 16.41

Total Return
Total investment return based on net asset value(d)	(56.87)%	12.52%	36.65%		15.66%		28.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,417,977	$3,704,600	$1,851,774		$712,775		$1,082,517
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.84%	.82%	.89	%(e)	.90%		.90%
Expenses, before waivers/reimbursements	.84%	.82%	.89	%(e)	1.04%		1.34%
Net investment income	2.77%	2.41%	2.21	%(b)(e)	2.21	%(b)	1.48	%(b)(c)
Portfolio turnover rate	38%	21%	23%		26%		22%

See footnote summary on page 40.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	37

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Year Ended November 30,
	2008	2007	2006		2005	2004

Net asset value, beginning of period	$ 24.02	$ 22.98	$ 18.09		$ 16.23	$ 12.82

Income From Investment Operations
Net investment income(a)(b)	.35	.45	.30		.22	.02	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(13.30)	2.15	5.83		2.16	3.48

Net increase (decrease) in net asset value from operations	(12.95)	2.60	6.13		2.38	3.50

Less: Dividends and Distributions
Dividends from net investment income	(.32)	(.41)	(.23)		(.16)	(.09)
Distributions from net realized gain on investment transactions	(1.05)	(1.15)	(1.01)		(.36)	– 0	–

Total dividends and distributions	(1.37)	(1.56)	(1.24)		(.52)	(.09)

Net asset value, end of period	$ 9.70	$ 24.02	$ 22.98		$ 18.09	$ 16.23

Total Return
Total investment return based on net asset value(d)	(57.08)%	11.88%	35.87%		15.09%	27.46%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$177,471	$165,221	$44,196		$4,115	$960
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.40%	1.40%	1.40	%(e)	1.40%	1.40%
Expenses, before waivers/reimbursements	1.46%	1.41%	1.50	%(e)	1.66%	1.84%
Net investment income(b)	2.10%	1.89%	1.47	%(e)	1.30%	.12	%(c)
Portfolio turnover rate	38%	21%	23%		26%	22%

See footnote summary on page 40.

38	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Year Ended November 30,					March 1, 2005(f) to November 30, 2005
	2008		2007	2006

Net asset value, beginning of period	$ 24.10		$ 23.02	$ 18.11		$ 17.14

Income From Investment Operations
Net investment income(a)	.46	(b)	.53	.27	(b)	.11	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(13.41)		2.15	5.93		.86

Net increase (decrease) in net asset value from operations	(12.95)		2.68	6.20		.97

Less: Dividends and Distributions
Dividends from net investment income	(.36)		(.45)	(.28)		– 0	–
Distributions from net realized gain on investment transactions	(1.05)		(1.15)	(1.01)		– 0	–

Total dividends and distributions	(1.41)		(1.60)	(1.29)		– 0	–

Net asset value, end of period	$ 9.74		$ 24.10	$ 23.02		$ 18.11

Total Return
Total investment return based on net asset value(d)	(56.97)%		12.24%	36.30%		5.66%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$163,512		$340,196	$72,884		$106
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.15%		1.10%	1.13	%(e)	1.15	%(g)
Expenses, before waivers/reimbursements	1.16%		1.10%	1.13	%(e)	1.42	%(g)
Net investment income	2.50	%(b)	2.19%	1.40	%(b)(e)	1.07	%(b)(g)
Portfolio turnover rate	38%		21%	23%		26%

See footnote summary on page 40.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	39

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended November 30,				March 1, 2005(f) to November 30, 2005
	2008	2007	2006

Net asset value, beginning of period	$ 24.28	$ 23.12	$ 18.14		$ 17.14

Income From Investment Operations
Net investment income(a)	.54	.58	.47	(b)	.09	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(13.52)	2.18	5.81		.91

Net increase (decrease) in net asset value from operations	(12.98)	2.76	6.28		1.00

Less: Dividends and Distributions
Dividends from net investment income	(.42)	(.45)	(.29)		– 0	–
Distributions from net realized gain on investment transactions	(1.05)	(1.15)	(1.01)		– 0	–

Total dividends and distributions	(1.47)	(1.60)	(1.30)		– 0	–

Net asset value, end of period	$ 9.83	$ 24.28	$ 23.12		$ 18.14

Total Return
Total investment return based on net asset value(d)	(56.81)%	12.60%	36.73%		5.83%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$650,777	$1,415,575	$638,419		$180,185
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.76%	.75%	.82	%(e)	.90	%(g)
Expenses, before waivers/reimbursements	.76%	.75%	.82	%(e)	1.00	%(g)
Net investment income	2.93%	2.43%	2.27	%(b)(e)	.75	%(b)(g)
Portfolio turnover rate	38%	21%	23%		26%

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Net of fees and expenses waived/reimbursed by the Transfer Agent.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Commencement of distributions.

(g)	Annualized.

See notes to financial statements.

40	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of the AllianceBernstein Trust and Shareholders of the AllianceBernstein International Value Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein International Value Fund (one of the funds constituting the AllianceBernstein Trust) (the “Fund”) as of November 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2008 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein International Value Fund of the AllianceBernstein Trust at November 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 26, 2009

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	41

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

For the fiscal year ended November 30, 2008, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 246,454,041 of the dividends paid in the fiscal year as qualified dividend income, which is taxed at a maximum rate of 15%.

In addition, the Fund designates $530,964,760 from dividends paid in the fiscal year ended November 30, 2008 as long-term capital gain dividends.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2009.

42	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Tax Information

BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman

Marc O. Mayer

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Sharon E. Fay(2), Senior Vice President

Kevin F. Simms(2), Senior Vice President

Henry S. D’Auria(2), Vice President

Eric J. Franco(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of and investment decisions for the Fund’s portfolio are made by the International Value Investment Policy Group. Ms. Fay and Messrs. D’Auria, Franco and Simms are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	43

Board of Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE
DISINTERESTED TRUSTEES
William H. Foulk, Jr., #, *** Chairman of the Board 76 (2001)	Investment Adviser and an Independent Consultant. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2004. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	94	None

John H. Dobkin, # 66 (2001)	Consultant. Formerly, President Save Venice, Inc. (preservation organization) from 2001-2002, of Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design.	92	None

Michael J. Downey, # 65 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management.	92	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 72 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2004.	92	Intel Corporation (semi- conductors) and Cirrus Logic Corporation (semi- conductors)

44	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Management of the Fund

NAME, ADDRESS*, AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Nancy P. Jacklin, # 60 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies and Adjunct Professor at Georgetown University Law Center in the 2008-2009 academic year. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors Bar of and member of the Council (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	92	None

Garry L. Moody, # 56 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995-2008.	91	None

Marshall C. Turner, Jr., # 67 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since November 2008. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was renamed Toppan Photomasks, Inc.	92	Xilinx, Inc. (programmable semi-conductors) and MEMC Electronic Materials, Inc.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	45

Management of the Fund

NAME, ADDRESS*, AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Earl D. Weiner, # 69 (2007)	Of Counsel and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook and member of Advisory Board of Sustainable Forestry Management Limited.	92	None

INTERESTED TRUSTEE
Marc O. Mayer, ++ 1345 Avenue of the Americas New York, NY 10105 51 (2003)	Executive Vice President of AllianceBernstein L.P. (“AllianceBernstein”) since 2000 and Chief Investment Officer of Blend Solutions since June 2008. Previously, Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto, he was head of AllianceBernstein Institutional Investments, a unit of AllianceBernstein, from 2001-2003. Prior to 2001, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co. LLC) and its predecessor.	92	SCB Partners, Inc. and SCB Inc.

*	The address for each of the Fund’s Disinterested Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	Member of the Fair Value Pricing Committee.

++	Mr. Mayer is an “interested director”, as defined in the Investment Company Act of 1940 (the “1940 Act”), due to his position as Executive Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

46	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Management of the Fund

Officers of the Trust

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 48	President and Chief Executive Officer

Executive Vice President of the Adviser** since July 2008; Executive Managing Director of ABI** since 2006 and the head of ABI since July 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of AllianceBernstein’s institutional investment management business since 2004. Prior thereto, he was a Managing Director and Head of North American Client Service and Sales in AllianceBernstein’s institutional investment management business, with which he had been associated since prior to 2004.

Philip L. Kirstein 63	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, LP since prior to 2004.

Sharon E. Fay 48	Senior Vice President	Executive Vice President of the Adviser**, with which she has been associated since prior to 2004, and Chief Investment Officer of Global Value Equities since June 2003. Until January 2006, she was Co-Chief Investment Officer of U.K. and European Value Equities (since prior to 2004).

Kevin F. Simms 42	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004, Co-Chief Investment Officer of International Value Equities since 2003 and Director of Research for Global and International Value Equities since prior to 2004.

Henry S. D’Auria 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004, Chief Investment Officer of Emerging Markets Value Equities since prior to 2003 and Co-Chief Investment Officer of International Value Equities since June 2004.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	47

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Eric J. Franco 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

Emilie D. Wrapp 53	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2004.

Joseph J. Mantineo 49	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2004.

Phyllis J. Clarke 48	Controller	Vice President of ABIS**, with which she has been associated since prior to 2004.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

48	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Trust, Inc. (the “Trust”) in respect of AllianceBernstein International Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is

1	It should be noted that the information in the fee summary was completed on April 23, 2008 and presented to the Board of Trustees on May 6-8, 2008.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	49

based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/29/08 ($MIL)	Fund
International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$11,939.4	International Value Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $93,728 (0.001% of the Fund’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund’s expense ratios to the amounts set forth below for the Fund’s fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days written notice prior to the termination date of the undertaking. It should be noted that the Fund, except for Class R shares, was operating below its expense caps for the most recent fiscal year; accordingly the expense limitation undertaking of the Fund, except for Class R shares, was of no effect. In addition, set forth below are the gross expense ratios of the Fund for the most recently completed fiscal year:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio		Fiscal Year End
International Value Fund	Advisor Class A Class B Class C Class R Class K Class I	0.90% 1.20% 1.90% 1.90% 1.40% 1.15% 0.90%	0.82 1.11 1.84 1.82 1.41 1.10 0.75	% % % % % % %	November 30

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

50	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	51

Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on February 29, 2008 net assets:

Fund	Net Assets 02/29/08 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
International Value Fund	$11,939.4	International Strategic Value 90 bp on 1st $25 million 70 bp on next $25 million 60 bp on next $50 million 50 bp on the balance Minimum account size: $25m	0.502%	0.642%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a similar investment style as the Fund.5 Also shown is what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
International Value Fund	International Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.642%	0.642%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative

5	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

52	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Fund is as follows:

Fund	ITM Mutual Fund	Fee[6]
International Value Fund	AllianceBernstein Kokusai Value Stock[7]	0.70%

	Bernstein Kokusai Strategic Value[7]	0.95% on first ¥1 billion 0.85% on next ¥1.5 billion 0.70% on next ¥2.5 billion 0.60% on next ¥5 billion 0.50% thereafter

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the following sub-advisory relationships. Also shown are what would have been the effective advisory fees of the Fund had the fee schedule of the sub-advisory relationships been applicable to the Fund based on February 29, 2008 net assets and the Fund’s advisory fee:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
International Value Fund	Client # 1	0.65% on 1st $75 million 0.50% on next $25 million 0.40% on next $200 million 0.35% on next $450 million 0.30% thereafter	0.306%	0.642%

	Client # 2[8]	0.60% on 1st $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% thereafter	0.429%	0.642%

	Client # 3	0.70% on 1st $25 million 0.45% on next $25 million 0.35% on next $200 million 0.33% thereafter	0.331%	0.642%

	Client # 4	0.45% on 1st $200 million 0.36% on next $300 million 0.32% thereafter	0.323%	0.642%

6	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on March 17, 2008 by Reuters was ¥97.38 per $1. At that currency exchange rate, every ¥1 billion would be equivalent to approximately $10.3 million.

7	This ITM fund is privately placed or institutional.

8	This is the fee schedule of a fund managed by an affiliate of the Adviser.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	53

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
	Client # 5	0.55% on 1st $150 million 0.50% on next $150 million 0.20% thereafter	0.452%	0.642%

	Client # 6	0.50%	0.500%	0.642%

	Client # 7	0.30%	0.300%	0.642%

	Client # 8	0.22% on 1st $1 billion 0.18% on next $1.5 billion 0.16% thereafter +/- Performance Fee[9]	0.168%[10]	0.642%

	Client # 9	0.60% on 1st $50 million 0.40% on next $50 million 0.30% on next $300 million 0.25% thereafter	0.253%	0.642%

	Client # 10	0.50% on 1st $100 million 0.46% on next $300 million 0.41% thereafter	0.412%	0.642%

	Client # 11	0.40% on 1st $500 million 0.35% on next $1.5 billion 0.30% thereafter	0.310%	0.642%

	Client # 12	0.35% on 1st $1 billion 0.30% on next $1 billion 0.25% thereafter	0.313%	0.642%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Funds by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed

9	The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark over a 60 month rolling period. The performance adjustment factor can range from -60% to +60% of the base fee.

10	The calculation excludes the performance fee.

54	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)11 at the approximate current asset level of the Fund.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Fund’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Adviser and the Senior Officer, Lipper expanded the Fund’s EG to include peers that have similar but not the same Lipper investment classification/objective.

Fund	Contractual Management Fee (%)[13]	Lipper Exp. Group Median (%)	Rank
International Value Fund[14]	0.638	0.742	2/13

11	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

13	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

14	The Fund’s EG includes the Fund, two other International Large-Cap Value Fund (“ILCV”), six International Multi-Cap Growth Funds (“IMLG”) and four International Multi-Cap Value Funds (“IMLV”).

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	55

However, because Lipper had expanded the EG of the Fund, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universes of those peers that had a similar but not the same Lipper investment classification/objective.15 A “normal” EU will include funds that have the same investment classification/objective as the subject Fund.16

Fund	Expense Ratio (%)[17]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
International Value Fund[18]	1.111	1.399	2/13	1.497	4/59

Based on this analysis, the Fund has equally favorable rankings on a management fee basis and on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2007, relative to 2006.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship

15	It should be noted that the expansion of the Fund’s EU was not requested by the Adviser or the Senior Officer. They requested that only the EG be expanded.

16	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

17	The total expense ratios shown are for the Fund’s most recent fiscal year end Class A shares.

18	The Fund’s EU includes the Fund, EG and all other ILCV, IMLG and IMLV funds, excluding outliers.

56	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2007, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $24 million for distribution services and educational support (revenue sharing payments). For 2008, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $28 million.19 During the Fund’s most recently completed fiscal year, ABI received from the Fund $14,913, $31,124,826 and $673,209 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $4,159,027 in fees from the Fund.20

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third

19	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

20	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $226,149 under the offset agreement between the Fund and ABIS.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	57

party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Fund. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,21 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Trustees an update of the Deli22 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees. In this regard, it was noted that the advisory fees of the AllianceBernstein Mutual Funds were generally within the 25th-75th percentile range of their comparable peers.23 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant observed that the actual advisory fees of the AllianceBernstein Mutual Funds were generally lower than the fees predicted by the study’s regression model.

21	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

22	The Deli study was originally published in 2002 based on 1997 data.

23	The two dimensional analysis also showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

58	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets. The independent consultant observed that the advisory fees of certain AllianceBernstein Mutual Funds were higher than the medians of these select groups of funds.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $746 billion as of February 29, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, and 5 year performance rankings of the Fund24 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)25 for the periods ended January 31, 2008.26

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-3.90	-3.90	-1.44	2/3	6/8
3 year	14.82	12.88	13.14	1/3	2/6
5 year	22.21	19.66	19.60	1/3	2/6

24	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

25	The Fund’s PG and PU are not identical to the Fund’s respective EG and EU as the criteria for including or excluding a fund in a PG or PU is somewhat different from that of an EG or EU.

26	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	59

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold)27 versus its benchmark.28 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.29

	Periods Ending January 31, 2008 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)

					Volatility (%)	Sharpe (%)
International Value Fund	-3.90	14.82	22.21	14.97	12.76	1.38	5
MSCI EAFE Index (Net)	0.22	13.82	20.28	9.33	11.39	1.39	5
Inception Date: March 29, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2008

27	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

28	The Adviser provided Fund and benchmark performance return information for periods through January 31, 2008.

29	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

60	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund*

Global & International

Global Growth Fund*

Global Thematic Growth Fund*

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund*

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National National II* Arizona California California II* Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

ACM Managed Dollar Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to January 28, 2008, High Income Fund was named Emerging Market Debt Fund. Prior to November 3, 2008, Small/Mid Cap Growth Fund was named Mid-Cap Growth Fund, Global Growth Fund was named Global Research Growth Fund, and Global Thematic Growth Fund was named Global Technology Fund. Prior to December 1, 2008, National II was named Insured National, and California II was named Insured California.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	61

AllianceBernstein Family of Funds

NOTES

62	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

NOTES

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	63

NOTES

64	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

NOTES

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	65

NOTES

66	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

NOTES

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	67

NOTES

68	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IV-0151-1108

ANNUAL REPORT

AllianceBernstein

Small/Mid Cap Value Fund

November 30, 2008

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

January 15, 2009

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Small/Mid Cap Value Fund (the “Fund”) for the annual reporting period ended November 30, 2008.

Investment Objective and Policies

This open-end Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization U.S. companies, generally representing 60 to 125 companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of small- to mid-capitalization companies. For purposes of this policy, small- to mid-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500 Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500 Value Index. Because the Fund’s definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets.

The Fund invests in companies that are determined by AllianceBernstein L.P. (the “Adviser”) to be undervalued, using the fundamental value approach of the Adviser’s Bernstein unit (“Bernstein”). In selecting securities for the Fund’s portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. The Fund may invest in securities issued by non-U.S. companies and may enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Russell 2500 Value Index, for the six- and 12-month periods ended November 30, 2008. For additional comparison, returns for the Russell 2500 Index are shown for the same time periods.

The Fund’s Class A shares without sales charges underperformed the benchmark for both the six- and 12-month periods ended November 30, 2008. For both periods, underperformance was driven primarily by adverse stock selection, which occurred mainly over the seven-month period from May through November 2008.

For the 12-month period, sector selection was essentially neutral as the Fund’s overweight positions in consumer staples and transports were offset by an underweight in utilities. Adverse stock selection was broadly based as returns to value and quality factors were muted or negative over the period. It was more pronounced in sectors with more exposure to the global economy such as capital equipment, technology and industrial resources. Stock selection in financials was the strongest contributor to relative returns; several of the Fund’s insurance and bank holdings benefited

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	1

from having more stable investment and loan portfolios, and investors sought companies where there was less risk of losses and eroding book value.

For the six-month period, the negative impact of stock selection was also spread over most sectors. Negative stock selection was more pronounced in the Fund’s capital equipment and industrial resource holdings, where increased investor concerns over slowing global economic growth pushed stocks lower. Some of the Fund’s consumer staples holdings were also impacted by these concerns as emerging economies are important markets for the products that they process and export. Stock selection in financials was again a contributor for the period. Sector selection was modestly negative, as an overweight position in transports and consumer staples contributed, however an underweight position in utilities detracted. The utility sector benefited as investors sought more defensive names as anxiety over the economy increased.

Market Review and Investment Strategy

The shift in investor sentiment over the 12-month period ended November 30, 2008, spawned by the credit crisis and exacerbated by a spike in oil prices and concerns over global economic growth, has begun to create provocative value opportunities in the small- and mid-cap markets. Even with the perceived benefits of collapsing oil prices on consumer spending, consumer cyclical stocks have seen a sharp decline over the past 12 months as concerns over the health of the U.S.

consumer caused investors to indiscriminately sell companies in the sector. Likewise, other sectors with perceived exposure to the slowing economy, such as technology, also have seen a wholesale sell-off. The Small/Mid Cap Value Investment Policy Group’s (the “Group’s”) research indicates, as is typically the case, anxiety has caused investors to overreact, and therefore opportunities have emerged in these sectors to buy good companies with strong balance sheets at attractive multiples of longer-term earnings.

Even with the recent pullback in oil prices, the Group remains sensitive to the fact that the causes of this investor anxiety—fears over ongoing financial contagion and slowing economic growth—may continue for some time. Further, the risk from this prolonged anxiety—that companies with perceived exposure to the consumer and the economy will underperform—is higher than average in the short term. Offsetting this risk somewhat, in the Group’s view, is the balance sheet and business model strength of the companies being added to the Fund. The Group believes this will allow such companies to navigate the current environment and in many cases emerge stronger, as weaker competitors fall by the wayside. Moreover, given their current valuations, the Group believes that the longer-term return potential for these opportunities is compelling and have begun to add them to the Fund where it is believed that the risk is justified by the potential returns.

2	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Russell 2500 Value Index nor the Russell 2500 Index reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2500 Value Index contains those securities in the Russell 2500 Index with a less-than-average growth orientation. The Russell 2500 Index is a capitalization-weighted index that includes 2,500 small- and mid-capitalization U.S. stocks. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. The Fund concentrates its investments in the stocks of small- to mid-capitalization companies, which tend to be more volatile than large-cap companies. Small- and mid-cap stocks may have additional risks because small- and mid-cap companies tend to have limited product lines, markets or financial resources. The Fund can invest in foreign securities, which may magnify these fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Fund may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Fund’s net asset value. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED NOVEMBER 30, 2008	Returns
	6 Months	12 Months
AllianceBernstein Small/Mid Cap Value Fund*
Class A	-41.79%	-40.35%

Class B**	-41.86%	-40.49%

Class C	-42.04%	-40.81%

Advisor Class†	-41.72%	-40.18%

Class R†	-41.85%	-40.50%

Class K†	-41.82%	-40.36%

Class I†	-41.74%	-40.20%

Russell 2500 Value Index	-36.37%	-36.51%

Russell 2500 Index	-40.07%	-40.42%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended November 30, 2008, by 0.01%.

**  Effective January 31, 2009, Class B shares will no longer be available for purchase to new investors. Please see Note K for more information.

†    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND 3/29/01* TO 11/30/08

*Since inception of the Fund’s Class A shares on 3/29/01.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Small/Mid Cap Value Fund Class A shares (from 3/29/01* to 11/30/08) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2008
	NAV Returns	SEC Returns

Class A Shares
1 Year	-40.35%	-42.87%
5 Years	-1.19%	-2.04%
Since Inception*	4.55%	3.96%

Class B Shares
1 Year	-40.49%	-42.67%
5 Years	-1.70%	-1.70%
Since Inception*	3.94%	3.94%

Class C Shares
1 Year	-40.81%	-41.36%
5 Years	-1.88%	-1.88%
Since Inception*	3.81%	3.81%

Advisor Class Shares†
1 Year	-40.18%	-40.18%
5 Years	-0.89%	-0.89%
Since Inception*	4.86%	4.86%

Class R Shares†
1 Year	-40.50%	-40.50%
5 Years	-1.34%	-1.34%
Since Inception*	-0.80%	-0.80%

Class K Shares†
1 Year	-40.36%	-40.36%
Since Inception*	-7.58%	-7.58%

Class I Shares†
1 Year	-40.20%	-40.20%
Since Inception*	-7.36%	-7.36%

The Fund’s total annual operating ratios are 1.27%, 2.01%, 1.98%, 0.97%, 1.51%, 1.23% and 0.85% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, per the prospectus, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.15%, 1.85%, 1.85%, 0.85%, 1.35%, 1.10% and 0.85% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers extend through the Fund’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2008)
SEC Returns

Class A Shares
1 Year	-37.35%
5 Years	-1.34%
Since Inception*	5.04%

Class B Shares
1 Year	-37.26%
5 Years	-0.99%
Since Inception*	5.01%

Class C Shares
1 Year	-35.64%
5 Years	-1.18%
Since Inception*	4.88%

Advisor Class Shares†
1 Year	-34.36%
5 Years	-0.18%
Since Inception*	5.93%

Class R Shares†
1 Year	-34.65%
5 Years	-0.63%
Since Inception*	0.83%

Class K Shares†
1 Year	-34.53%
Since Inception*	-5.37%

Class I Shares†
1 Year	-34.37%
Since Inception*	-5.16%

*	Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	7

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2008		Ending Account Value November 30, 2008		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$582.12	$1,019.25	$4.55	$5.81
Class B	$1,000	$1,000	$581.37	$1,018.40	$5.22	$6.66
Class C	$1,000	$1,000	$579.64	$1,015.75	$7.31	$9.32
Advisor Class	$1,000	$1,000	$582.76	$1,020.75	$3.36	$4.29
Class R	$1,000	$1,000	$581.47	$1,018.25	$5.34	$6.81
Class K	$1,000	$1,000	$581.80	$1,019.50	$4.35	$5.55
Class I	$1,000	$1,000	$582.65	$1,020.75	$3.36	$4.29
*	Expenses are equal to the classes’ annualized expense ratios of 1.15%, 1.32%, 1.85%, 0.85%, 1.35%, 1.10% and 0.85%, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Fund Expenses

PORTFOLIO SUMMARY

November 30, 2008

PORTFOLIO STATISTICS

Net Assets ($mil): $696.7

TEN LARGEST HOLDINGS**

November 30, 2008

Company	U.S. $ Value	Percent of Net Assets
Ruddick Corp.	$13,606,128	2.0%
Platinum Underwriters Holdings, Ltd.	13,201,608	1.9
Northeast Utilities	12,397,930	1.8
Aspen Insurance Holdings, Ltd.	11,929,739	1.7
Arch Capital Group, Ltd.	11,842,913	1.7
AMERIGROUP Corp.	11,184,624	1.6
Mueller Industries, Inc.	10,724,990	1.5
Molina Healthcare, Inc.	10,577,940	1.5
Washington Federal, Inc	10,537,654	1.5
Terex Corp.	10,165,954	1.5
	$116,169,480	16.7%

*	All data are as of November 30, 2008. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

**	Long-Term Investments.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	9

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

November 30, 2008

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.2%
Financials – 25.0%
Commercial Banks – 5.2%
Central Pacific Financial Corp.	466,879	$5,976,051
Popular, Inc.	535,200	3,345,000
The South Financial Group, Inc.	936,300	4,044,816
Susquehanna Bancshares, Inc.	376,219	5,748,626
Synovus Financial Corp.	380,100	3,162,432
Trustmark Corp.	458,104	9,143,756
Whitney Holding Corp.	278,435	4,880,966

		36,301,647

Insurance – 11.0%
Arch Capital Group, Ltd.(a)	174,700	11,842,913
Aspen Insurance Holdings, Ltd.	647,300	11,929,739
Fidelity National Financial, Inc. – Class A	645,000	7,952,850
Old Republic International Corp.	815,750	8,369,595
PartnerRe Ltd.	72,386	5,064,125
Platinum Underwriters Holdings, Ltd.	429,600	13,201,608
Reinsurance Group of America, Inc. – Class A	99,100	4,023,460
RenaissanceRe Holdings Ltd.	114,000	5,372,820
StanCorp Financial Group, Inc.	260,300	8,670,593

		76,427,703

Real Estate Investment Trusts (REITs) – 5.4%
Alexandria Real Estate Equities, Inc.	81,500	3,608,820
Digital Realty Trust, Inc.	301,500	8,249,040
Home Properties, Inc.	201,177	7,845,903
Mid-America Apartment Communities, Inc.	158,800	5,880,364
Strategic Hotels & Resorts, Inc.	215,325	215,325
Sunstone Hotel Investors, Inc.	434,400	2,072,088
Tanger Factory Outlet Centers	184,500	6,760,080
Taubman Centers, Inc.	119,900	2,858,416

		37,490,036

Thrifts & Mortgage Finance – 3.4%
Astoria Financial Corp.	189,800	3,503,708
First Niagara Financial Group, Inc.	287,500	4,459,125
Provident Financial Services, Inc.	369,676	5,541,443
Washington Federal, Inc.	623,899	10,537,654

		24,041,930

		174,261,316

Industrials – 16.0%
Aerospace & Defense – 0.5%
Goodrich Corp.	95,500	3,213,575

Airlines – 1.8%
Alaska Air Group, Inc.(a)	344,200	7,899,390
Continental Airlines, Inc. – Class B(a)	324,900	4,769,532

		12,668,922

Commercial Services & Supplies – 1.3%
United Stationers, Inc.(a)	285,000	9,065,850

10	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Electrical Equipment – 2.5%
Acuity Brands, Inc.	191,200	$5,154,752
Cooper Industries Ltd. – Class A	141,700	3,420,638
EnerSys(a)	564,500	4,815,185
Regal-Beloit Corp.	128,923	4,336,970

		17,727,545

Machinery – 4.7%
Briggs & Stratton Corp.	490,775	6,910,112
Gardner Denver, Inc.(a)	190,600	4,717,350
Mueller Industries, Inc.	460,300	10,724,990
Terex Corp.(a)	712,900	10,165,954

		32,518,406

Professional Services – 1.1%
Kelly Services, Inc. – Class A	688,600	8,022,190

Road & Rail – 2.8%
Arkansas Best Corp.	243,900	6,475,545
Con-way, Inc.	200,000	5,594,000
Hertz Global Holdings, Inc.(a)	792,100	2,764,429
Ryder System, Inc.	52,100	1,870,911
Werner Enterprises, Inc.	167,700	2,914,626

		19,619,511

Trading Companies & Distributors – 1.3%
GATX Corp.	312,900	8,808,135

		111,644,134

Information Technology – 11.7%
Communications Equipment – 0.3%
CommScope, Inc.(a)	211,600	2,388,964

Computers & Peripherals – 2.1%
Lexmark International, Inc. – Class A(a)	193,600	5,068,448
SanDisk Corp.(a)	503,000	4,024,000
Western Digital Corp.(a)	485,200	5,919,440

		15,011,888

Electronic Equipment, Instruments & Components – 5.8%
Anixter International, Inc.(a)	187,600	5,140,240
Arrow Electronics, Inc.(a)	436,025	6,017,145
AU Optronics Corp. (Sponsored) (ADR)	1,107,650	6,690,206
Benchmark Electronics, Inc.(a)	602,997	7,646,002
Ingram Micro, Inc. – Class A(a)	665,100	7,163,127
Insight Enterprises, Inc.(a)	690,600	2,810,742
Tech Data Corp.(a)	271,400	4,733,216

		40,200,678

IT Services – 0.7%
Convergys Corp.(a)	728,700	4,583,523

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 2.8%
Siliconware Precision Industries Co. (Sponsored) (ADR)	2,185,550	$9,004,466
Teradyne, Inc.(a)	1,356,600	5,141,514
Zoran Corp.(a)	715,800	5,382,816

		19,528,796

		81,713,849

Materials – 9.9%
Chemicals – 4.8%
Arch Chemicals, Inc.	233,195	6,734,672
Celanese Corp. – Class A	95,100	1,098,405
Chemtura Corp.	1,740,000	2,905,800
Cytec Industries, Inc.	345,200	7,604,756
Methanex Corp.	283,900	3,017,857
Rockwood Holdings, Inc.(a)	618,100	5,525,814
Westlake Chemical Corp.	384,773	6,494,968

		33,382,272

Containers & Packaging – 3.3%
Aptargroup, Inc.	259,000	8,660,960
Owens-Illinois, Inc.(a)	227,000	4,589,940
Silgan Holdings, Inc.	96,300	4,356,612
Sonoco Products Co.	225,000	5,647,500

		23,255,012

Metals & Mining – 1.8%
Commercial Metals Co.	805,800	9,653,484
Reliance Steel & Aluminum Co.	122,300	2,521,826

		12,175,310

		68,812,594

Consumer Staples – 7.8%
Food & Staples Retailing – 2.8%
Ruddick Corp.	497,300	13,606,128
Supervalu, Inc.	473,290	5,636,884

		19,243,012

Food Products – 3.6%
Bunge Ltd.	108,500	4,606,910
Del Monte Foods Co.	1,678,200	9,934,944
Smithfield Foods, Inc.(a)	787,000	5,359,470
Tyson Foods, Inc. – Class A	732,400	4,914,404

		24,815,728

Tobacco – 1.4%
Universal Corp.	312,100	9,977,837

		54,036,577

Consumer Discretionary – 7.7%
Auto Components – 0.5%
ArvinMeritor, Inc.	942,000	3,720,900

12	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Automobiles – 1.1%
Thor Industries, Inc.	476,100	$7,446,204

Hotels, Restaurants & Leisure – 0.5%
Boyd Gaming Corp.	781,700	3,439,480

Household Durables – 0.7%
KB Home	155,000	1,802,650
Mohawk Industries, Inc.(a)	106,200	3,264,588

		5,067,238

Leisure Equipment & Products – 1.4%
Brunswick Corp.	265,450	719,369
Callaway Golf Co.	915,800	9,222,106

		9,941,475

Media – 0.4%
Gannett Co., Inc.	287,900	2,507,609

Multiline Retail – 0.7%
JC Penney Co., Inc.	253,000	4,804,470

Specialty Retail – 2.1%
AutoNation, Inc.(a)	327,200	2,794,288
Foot Locker, Inc.	742,800	4,999,044
Limited Brands, Inc.	91,800	854,658
Men’s Wearhouse, Inc.	583,100	6,204,184

		14,852,174

Textiles, Apparel & Luxury Goods – 0.3%
Jones Apparel Group, Inc.	365,100	1,872,963

		53,652,513

Utilities – 6.8%
Electric Utilities – 2.8%
Allegheny Energy, Inc.	99,800	3,517,950
Northeast Utilities	532,100	12,397,930
Portland General Electric Co.	185,300	3,392,843

		19,308,723

Gas Utilities – 1.5%
Atmos Energy Corp.	405,146	10,100,290

Independent Power Producers & Energy Traders – 0.6%
Reliant Energy, Inc.(a)	774,500	4,445,630

Multi-Utilities – 1.9%
Puget Energy, Inc.	202,700	4,962,096
Wisconsin Energy Corp.	197,150	8,568,139

		13,530,235

		47,384,878

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 5.8%
Health Care Providers & Services – 5.8%
AMERIGROUP Corp.(a)	455,400	$11,184,624
LifePoint Hospitals, Inc.(a)	317,517	6,369,391
Molina Healthcare, Inc.(a)	446,515	10,577,940
Omnicare, Inc.	235,100	5,668,261
Universal Health Services, Inc. – Class B	180,500	6,705,575

		40,505,791

Energy – 5.5%
Energy Equipment & Services – 1.7%
Helmerich & Payne, Inc.	247,200	6,268,992
Oil States International, Inc.(a)	274,500	5,879,790

		12,148,782

Oil, Gas & Consumable Fuels – 3.8%
Cimarex Energy Co.	337,400	9,572,038
Frontier Oil Corp.	686,800	8,200,392
Whiting Petroleum Corp.(a)	223,500	8,560,050

		26,332,480

		38,481,262

Total Common Stocks (cost $1,047,762,525)		670,492,914

SHORT-TERM INVESTMENTS – 3.0%
Investment Companies – 3.0%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $20,828,778)	20,828,778	20,828,778

Total Investments – 99.2% (cost $1,068,591,303)		691,321,692
Other assets less liabilities – 0.8%		5,354,647

Net Assets – 100.0%		$696,676,339

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

14	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2008

Assets
Investments in securities, at value Unaffiliated issuers (cost $1,047,762,525)	$670,492,914
Affiliated issuers (cost $20,828,778)	20,828,778
Receivable for investment securities sold	12,353,477
Dividends receivable	2,014,623
Receivable for shares of beneficial interest sold	1,587,222

Total assets	707,277,014

Liabilities
Payable for investment securities purchased	6,785,477
Payable for shares of beneficial interest redeemed	2,990,582
Advisory fee payable	305,495
Distribution fee payable	178,884
Transfer Agent fee payable	84,510
Administrative fee payable	11,874
Accrued expenses	243,853

Total liabilities	10,600,675

Net Assets	$696,676,339

Composition of Net Assets
Paid-in capital	$1,090,267,294
Undistributed net investment income	6,063,159
Accumulated net realized loss on investment transactions	(22,384,503)
Net unrealized depreciation on investments	(377,269,611)

$696,676,339

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$300,760,227	32,775,630	$9.18	*

B	$70,769,701	7,987,664	$8.86

C	$95,201,258	10,854,703	$8.77

Advisor	$111,813,980	11,989,412	$9.33

R	$30,639,615	3,367,113	$9.10

K	$12,446,669	1,361,824	$9.14

I	$75,044,889	8,155,970	$9.20

*	The maximum offering price per share for Class A shares was $9.59 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	15

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended November 30, 2008

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $27,794)	$19,352,190
Affiliated issuers	492,737	$19,844,927

Expenses
Advisory fee (see Note B)	8,399,128
Distribution fee—Class A	1,461,466
Distribution fee—Class B	1,320,138
Distribution fee—Class C	1,653,787
Distribution fee—Class R	208,371
Distribution fee—Class K	43,724
Transfer agency—Class A	1,063,387
Transfer agency—Class B	320,328
Transfer agency—Class C	377,785
Transfer agency—Advisor Class	350,293
Transfer agency—Class R	87,753
Transfer agency—Class K	31,544
Transfer agency—Class I	109,349
Custodian	277,108
Printing	164,224
Registration fees	113,332
Administrative	92,707
Audit	52,296
Legal	50,737
Trustees’ fees	50,480
Miscellaneous	32,225

Total expenses	16,260,162
Less: expenses waived and reimbursed by the Adviser and Distributor (see Notes B and C)	(2,703,473)
Less: expense offset arrangement (see Note B)	(31,080)

Net expenses		13,525,609

Net investment income		6,319,318

Realized and Unrealized Loss on Investment Transactions
Net realized loss on investment transactions		(21,902,452)
Net change in unrealized appreciation/depreciation of investments		(484,979,904)

Net loss on investment transactions		(506,882,356)

Net Decrease in Net Assets from Operations		$(500,563,038)

See notes to financial statements.

16	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2008	Year Ended November 30, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,319,318	$5,930,593
Net realized gain (loss) on investment transactions	(21,902,452)	107,414,051
Net change in unrealized appreciation/depreciation of investments	(484,979,904)	(72,494,548)

Net increase (decrease) in net assets from operations	(500,563,038)	40,850,096
Dividends and Distributions to Shareholders from
Net investment income
Class A	(942,119)	(3,551,631)
Advisor Class	(822,340)	(1,553,588)
Class R	(36,897)	(145,181)
Class K	(69,693)	(55,747)
Class I	(832,213)	(180,798)
Net realized gain on investment transactions
Class A	(45,825,246)	(50,771,807)
Class B	(14,438,717)	(21,966,218)
Class C	(16,985,109)	(20,262,026)
Advisor Class	(13,827,481)	(16,079,155)
Class R	(3,350,244)	(1,885,397)
Class K	(1,506,690)	(537,404)
Class I	(10,693,149)	(1,639,822)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(11,287,854)	211,000,443

Total increase (decrease)	(621,180,790)	133,221,765
Net Assets
Beginning of period	1,317,857,129	1,184,635,364

End of period (including undistributed net investment income of $6,063,159 and $2,585,253, respectively)	$696,676,339	$1,317,857,129

See notes to financial statements.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	17

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2008

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Small/Mid Cap Value Fund and the AllianceBernstein Value Fund (the “Funds”). Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Small/Mid Cap Value Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale

18	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Notes to Financial Statements

price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective December 1, 2007. In accordance with FAS 157, fair value is defined as

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	19

Notes to Financial Statements

the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2008:

Level	Investments in Securities		Other Financial Instruments*
Level 1	$691,321,692		$	– 0	–
Level 2	– 0	–		– 0	–
Level 3	– 0	–		– 0	–

Total	$691,321,692		$	– 0	–

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation /depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on

20	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Notes to Financial Statements

foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation and/or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with the Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Fund in proportion to each Fund’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	21

Notes to Financial Statements

determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total fund operating expenses on an annual basis to 1.15%, 1.85%, 1.85%, .85%, 1.35%, 1.10% and .85% of the average daily net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the year ended November 30, 2008, such reimbursement amounted to $1,734,467.

Pursuant to the investment advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the year ended November 30, 2008, the Adviser voluntarily agreed to waive a portion of its fees. Such waiver amounted to $8,583.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $970,562 for the year ended November 30, 2008.

For the year ended November 30, 2008, the expenses of Class A, Class B, Class C and Advisor Class shares were reduced by $31,080 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $16,317 from the sale of Class A shares and received $20,773, $85,334 and $25,288 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2008.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the

22	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Notes to Financial Statements

Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended November 30, 2008 is as follows:

Market Value November 30, 2007 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value November 30, 2008 (000)
$ 8,008	$392,797	$379,976	$493	$20,829

Brokerage commissions paid on investment transactions for the year ended November 30, 2008 amounted to $1,274,523, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. For the period November 1, 2006 through October 31, 2007, with respect to Class B shares, payments made to the Distributor were voluntarily limited to .40% of the average daily net assets attributable to Class B shares. For the period November 1, 2007 through April 30, 2008, with respect to Class B shares, payments to the distributor were voluntarily limited to .35% of the average daily net assets attributable to Class B shares. As of May 1, 2008, with respect to Class B shares, payments made to the Distributor are voluntarily being limited to .20% of the average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. For the year ended November 30, 2008, such waiver amounted to $960,423. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $37,223, $2,153,250, $532,997 and $152,839 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	23

Notes to Financial Statements

provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2008 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$523,085,418		$659,830,866
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,068,591,303

Gross unrealized appreciation	$13,652,070
Gross unrealized depreciation	(390,921,681)

Net unrealized depreciation	$(377,269,611)

1. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

24	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Notes to Financial Statements

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2008	Year Ended November 30, 2007	Year Ended November 30, 2008	Year Ended November 30, 2007

Class A
Shares sold	9,886,183	14,071,892	$138,711,103	$245,770,263

Shares issued in reinvestment of dividends and distributions	2,853,969	3,123,004	44,265,057	50,998,655

Shares converted from Class B	1,022,702	1,367,896	14,508,837	23,874,636

Shares redeemed	(15,042,890)	(14,347,194)	(204,480,399)	(250,379,730)

Net increase (decrease)	(1,280,036)	4,215,598	$(6,995,402)	$70,263,824

Class B
Shares sold	380,245	695,713	$5,092,486	$11,862,904

Shares issued in reinvestment of distributions	899,337	1,290,907	13,490,050	20,473,786

Shares converted to Class A	(1,058,186)	(1,410,895)	(14,508,837)	(23,874,636)

Shares redeemed	(2,998,421)	(2,916,392)	(40,017,864)	(49,345,344)

Net decrease	(2,777,025)	(2,340,667)	$(35,944,165)	$(40,883,290)

Class C
Shares sold	2,028,093	2,519,264	$27,623,504	$42,811,602

Shares issued in reinvestment of distributions	888,589	1,200,215	13,257,750	19,023,400

Shares redeemed	(4,709,762)	(3,134,766)	(61,291,970)	(52,704,994)

Net increase (decrease)	(1,793,080)	584,713	$(20,410,716)	$9,130,008

Advisor Class
Shares sold	5,454,758	3,111,102	$74,054,920	$55,312,125

Shares issued in reinvestment of dividends and distributions	890,865	1,014,421	14,004,401	16,778,528

Shares redeemed	(4,631,787)	(3,413,812)	(58,350,570)	(60,166,595)

Net increase	1,713,836	711,711	$29,708,751	$11,924,058

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	25

Notes to Financial Statements

	Shares		Amount
	Year Ended November 30, 2008	Year Ended November 30, 2007	Year Ended November 30, 2008	Year Ended November 30, 2007

Class R
Shares sold	2,112,135	2,065,203	$28,346,557	$35,647,512

Shares issued in reinvestment of dividends and distributions	219,659	124,863	3,384,948	2,029,023

Shares redeemed	(1,388,747)	(852,937)	(18,804,066)	(14,790,736)

Net increase	943,047	1,337,129	$12,927,439	$22,885,799

Class K
Shares sold	676,765	1,106,621	$9,451,421	$19,874,014

Shares issued in reinvestment of dividends and distributions	102,123	36,389	1,576,780	593,145

Shares redeemed	(522,981)	(328,090)	(6,990,621)	(5,763,065)

Net increase	255,907	814,920	$4,037,580	$14,704,094

Class I
Shares sold	1,767,405	8,149,694	$24,331,178	$144,100,101

Shares issued in reinvestment of dividends and distributions	726,299	103,806	11,264,893	1,698,268

Shares redeemed	(2,259,890)	(1,300,110)	(30,207,412)	(22,822,419)

Net increase	233,814	6,953,390	$5,388,659	$122,975,950

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s

26	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Notes to Financial Statements

investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2008.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2008 and November 30, 2007 were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$27,500,908	$14,541,065
Long-term capital gains	81,828,990	104,087,709

Total taxable distributions	109,329,898	118,628,774

Total distributions paid	$109,329,898	$118,628,774

As of November 30, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$6,063,159
Undistributed long-term capital gains	(22,384,503	)(a)
Unrealized appreciation/(depreciation)	(377,269,611)

Total accumulated earnings/(deficit)	$(393,590,955)

(a)

On November 30, 2008, the Fund had a net capital loss carryforward for federal income tax purposes of $22,384,503 of which $22,384,503 expires in the year 2016. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

During the current fiscal year, permanent differences primarily due to a distribution reclassification and utilization of earnings and profits distributed to shareholders on redemption of shares resulted in a net decrease in undistributed

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	27

Notes to Financial Statements

net investment income, a net decrease in accumulated net realized loss on investments and foreign currency transactions, and a net increase to paid in capital. This reclassification had no effect on net assets.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

28	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Notes to Financial Statements

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Recent Accounting Pronouncement

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Fund’s financial statements.

NOTE K

Subsequent Event

Effective January 31, 2009, sales of Class B shares of the Fund to new investors will be suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares will be suspended as of January 31, 2009.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	29

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Year Ended November 30,
2008	2007	2006	2005	2004

Net asset value, beginning of period	$ 16.77	$ 17.89	$ 17.63	$ 17.23	$ 14.62

Income From Investment Operations
Net investment income(a)(b)	.09	.09	.08	.02	.01	(c)
Net realized and unrealized gain (loss) on investment transactions	(6.29)	.60	2.17	1.58	3.00

Net increase (decrease) in net asset value from operations	(6.20)	.69	2.25	1.60	3.01

Less: Dividends and Distributions
Dividends from net investment income	(.03)	(.12)	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(1.36)	(1.69)	(1.99)	(1.20)	(.40)

Total dividends and distributions	(1.39)	(1.81)	(1.99)	(1.20)	(.40)

Net asset value, end of period	$ 9.18	$ 16.77	$ 17.89	$ 17.63	$ 17.23

Total Return
Total investment return based on net asset value(d)	(40.35	)%*	4.10%	14.11%	9.82%	21.07%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$300,760	$571,165	$533,763	$418,217	$308,303
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.15%	1.15	%(e)	1.15	%(e)	1.15%	1.17%
Expenses, before waivers/reimbursements	1.34%	1.27	%(e)	1.31	%(e)	1.44%	1.58%
Net investment income(b)	.62%	.54	%(e)	.47	%(e)	.14%	.06	%(c)
Portfolio turnover rate	48%	30%	54%	42%	31%

See footnote summary on page 36.

30	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class B
	Year Ended November 30,
	2008		2007		2006		2005	2004

Net asset value, beginning of period	$ 16.24		$ 17.30		$ 17.23		$ 16.97	$ 14.51

Income From Investment Operations
Net investment income (loss)(a)(b)	.06	(f)	.06	(f)	(.04	)(f)	(.09)	(.10	)(c)
Net realized and unrealized gain (loss) on investment transactions	(6.08)		.57		2.10		1.55	2.96

Net increase (decrease) in net asset value from operations	(6.02)		.63		2.06		1.46	2.86

Less: Distributions
Distributions from net realized gain on investment transactions	(1.36)		(1.69)		(1.99)		(1.20)	(.40)

Net asset value, end of period	$ 8.86		$ 16.24		$ 17.30		$ 17.23	$ 16.97

Total Return
Total investment return based on net asset value(d)	(40.49	)%*	3.86%		13.24%		9.10%	20.17%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$70,770		$174,860		$226,764		$255,873	$257,615
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.33%		1.40	%(e)	1.85	%(e)	1.85%	1.87%
Expenses, before waivers/reimbursements	2.06%		2.01	%(e)	2.03	%(e)	2.16%	2.32%
Net investment income (loss)(b)	.42	%(f)	.33	%(e)(f)	(.27	)%(e)(f)	(.56)%	(.63	)%(c)
Portfolio turnover rate	48%		30%		54%		42%	31%

See footnote summary on page 36.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	31

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended November 30,
	2008	2007		2006		2005	2004

Net asset value, beginning of period	$ 16.17	$ 17.30		$ 17.22		$ 16.97	$ 14.50

Income From Investment Operations
Net investment loss(a)(b)	(.01)	(.02)		(.04)		(.09)	(.10	)(c)
Net realized and unrealized gain (loss) on investment transactions	(6.03)	.58		2.11		1.54	2.97

Net increase (decrease) in net asset value from operations	(6.04)	.56		2.07		1.45	2.87

Less: Distributions
Distributions from net realized gain on investment transactions	(1.36)	(1.69)		(1.99)		(1.20)	(.40)

Net asset value, end of period	$ 8.77	$ 16.17		$ 17.30		$ 17.22	$ 16.97

Total Return
Total investment return based on net asset value(d)	(40.81)%*	3.42%		13.31%		9.04%	20.26%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$95,201	$204,487		$208,714		$192,237	$161,634
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.85%	1.85	%(e)	1.85	%(e)	1.85%	1.87%
Expenses, before waivers/reimbursements	2.05%	1.98	%(e)	2.02	%(e)	2.15%	2.30%
Net investment loss(b)	(.09)%	(.14	)%(e)	(.25	)%(e)	(.55)%	(.64	)%(c)
Portfolio turnover rate	48%	30%		54%		42%	31%

See footnote summary on page 36.

32	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Year Ended November 30,
2008	2007	2006	2005	2004

Net asset value, beginning of period	$ 17.03	$ 18.13	$ 17.79	$ 17.33	$ 14.66

Income From Investment Operations
Net investment income(a)(b)	.13	.15	.13	.07	.05	(c)
Net realized and unrealized gain (loss) on investment transactions	(6.39)	.60	2.20	1.59	3.02

Net increase (decrease) in net asset value from operations	(6.26)	.75	2.33	1.66	3.07

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.16)	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(1.36)	(1.69)	(1.99)	(1.20)	(.40)

Total dividends and distributions	(1.44)	(1.85)	(1.99)	(1.20)	(.40)

Net asset value, end of period	$ 9.33	$ 17.03	$ 18.13	$ 17.79	$ 17.33

Total Return
Total investment return based on net asset value(d)	(40.18	)%*	4.44%	14.47%	10.13%	21.43%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$111,814	$175,011	$173,391	$132,379	$419,381
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.85%	.85	%(e)	.85	%(e)	.85%	.87%
Expenses, before waivers/ reimbursements	1.04%	.97	%(e)	1.01	%(e)	1.09%	1.28%
Net investment income(b)	.94%	.84	%(e)	.75	%(e)	.40%	.36	%(c)
Portfolio turnover rate	48%	30%	54%	42%	31%

See footnote summary on page 36.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	33

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Year Ended November 30,
2008	2007	2006	2005	2004

Net asset value, beginning of period	$ 16.66	$ 17.82	$ 17.60	$ 17.21	$ 14.62

Income From Investment Operations
Net investment income (loss)(a)(b)	.06	.05	.06	(.01)	(.06	)(c)
Net realized and unrealized gain (loss) on investment transactions	(6.24)	.61	2.15	1.60	3.05

Net increase (decrease) in net asset value from operations	(6.18)	.66	2.21	1.59	2.99

Less: Dividends and Distributions
Dividends from net investment income	(.02)	(.13)	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(1.36)	(1.69)	(1.99)	(1.20)	(.40)

Total dividends and distributions	(1.38)	(1.82)	(1.99)	(1.20)	(.40)

Net asset value, end of period	$ 9.10	$ 16.66	$ 17.82	$ 17.60	$ 17.21

Total Return
Total investment return based on net asset value(d)	(40.50	)%*	3.95%	13.88%	9.77%	20.93%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$30,639	$40,382	$19,372	$2,463	$453
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.35%	1.35	%(e)	1.35	%(e)	1.35%	1.35%
Expenses, before waivers/reimbursements	1.54%	1.51	%(e)	1.55	%(e)	1.67%	1.85%
Net investment income (loss)(b)	.44%	.26	%(e)	.33	%(e)	(.03)%	(.38	)%(c)
Portfolio turnover rate	48%	30%	54%	42%	31%

See footnote summary on page 36.

34	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Year Ended November 30,					March 1, 2005(g) to November 30, 2005
	2008	2007		2006

Net asset value, beginning of period	$ 16.74	$ 17.91		$ 17.64		$ 16.81

Income From Investment Operations
Net investment income(a)(b)	.10	.08		.15		.03
Net realized and unrealized gain (loss) on investment transactions	(6.27)	.62		2.11		.80

Net increase (decrease) in net asset value from operations	(6.17)	.70		2.26		.83

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.18)		– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(1.36)	(1.69)		(1.99)		– 0	–

Total dividends and distributions	(1.43)	(1.87)		(1.99)		– 0	–

Net asset value, end of period	$ 9.14	$ 16.74		$ 17.91		$ 17.64

Total Return
Total investment return based on net asset value(d)	(40.36)%*	4.14%		14.16%		4.94%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,447	$18,514		$5,211		$64
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.10%	1.10	%(e)	1.10	%(e)	1.10	%(h)
Expenses, before waivers/reimbursements	1.26%	1.23	%(e)	1.28	%(e)	1.40	%(h)
Net investment income(b)	.69%	.48	%(e)	.92	%(e)	.31	%(h)
Portfolio turnover rate	48%	30%		54%		42%

See footnote summary on page 36.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	35

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended November 30,					March 1, 2005(g) to November 30, 2005
	2008	2007		2006

Net asset value, beginning of period	$ 16.84	$ 17.98		$ 17.66		$ 16.81

Income From Investment Operations
Net investment income(a)(b)	.13	.12		.13		.07
Net realized and unrealized gain (loss) on investment transactions	(6.30)	.62		2.18		.78

Net increase (decrease) in net asset value from operations	(6.17)	.74		2.31		.85

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.19)		– 0	–	– 0	–
Distributions from net realized gain on investment transactions	(1.36)	(1.69)		(1.99)		– 0	–

Total dividends and distributions	(1.47)	(1.88)		(1.99)		– 0	–

Net asset value, end of period	$ 9.20	$ 16.84		$ 17.98		$ 17.66

Total Return
Total investment return based on net asset value(d)	(40.20)%*	4.38%		14.46%		5.06%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$75,045	$133,438		$17,420		$6,738
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.85%	.84	%(e)	.85	%(e)	.85	%(h)
Expenses, before waivers/reimbursements	.92%	.85	%(e)	.89	%(e)	1.08	%(h)
Net investment income(b)	.93%	.69	%(e)	.79	%(e)	.59	%(h)
Portfolio turnover rate	48%	30%		54%		42%

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Net of fees and expenses waived/reimbursed by the Transfer Agent.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Net of fees and expenses waived by Distributor.

(h)	Annualized.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended November 30, 2008 by 0.01%.

See notes to financial statements.

36	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of the AllianceBernstein Trust and Shareholders of the AllianceBernstein International Value Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Small/Mid Cap Value Fund, formerly AllianceBernstein Small/Mid Cap Value Fund (one of the funds constituting the AllianceBernstein Trust) (the “Fund”) as of November 30, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2008 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Small/Mid Cap Value Fund of the AllianceBernstein Trust at November 30, 2008, the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 26, 2009

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	37

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

For the fiscal year ended November 30, 2008, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates $19,872,721 of the ordinary distributions paid in the fiscal year as qualified dividend income, which is taxed at a maximum rate of 15%.

For corporate shareholders, 65.00% of the total ordinary income distribution paid during the current fiscal year ended November 30, 2008 qualifies for the corporate dividends received deduction. The Fund also designates $81,828,990 from distributions paid in the fiscal year as capital gain dividends.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns, will be included with your Form 1099-DIV which will be sent to you separately in January 2009.

38	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Tax Information

BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman

Marc O. Mayer

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph G. Paul(2), Senior Vice President

James W. MacGregor(2), Vice President

Andrew J. Weiner(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	Management of, and investment decisions for, the Fund’s portfolio are made by the Small/Mid Cap Value Investment Policy Group. Messrs. MacGregor, Paul and Weiner are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	39

Board of Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE
DISINTERESTED TRUSTEES
William H. Foulk, Jr., # ,*** Chairman of the Board 76 (2001)	Investment Adviser and an Independent Consultant. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2004. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	94	None

John H. Dobkin, # 66 (2001)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, a Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design.	92	None

Michael J. Downey, # 65 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management.	92	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 72 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2004.	92	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

40	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Management of the Fund

NAME, ADDRESS*, AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Nancy P. Jacklin, # 60 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies and Adjunct Professor at Georgetown University Law Center in the 2008-2009 academic year. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	92	None

Garry L. Moody, # 56 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995-2008.	91	None

Marshall C. Turner, Jr., # 67 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since November 2008. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was renamed Toppan Photomasks, Inc.	92	Xilinx, Inc. (programmable semi-conductors) and MEMC Electronic Materials, Inc.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	41

Management of the Fund

NAME, ADDRESS*, AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Earl D. Weiner, # 69 (2007)	Of Counsel and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP, member of ABA Federal Regulation of Securities Committee Task Force on Director’s Guidebook and member of Advisory Board of Sustainable Forestry Management Limited.	92	None

INTERESTED TRUSTEE
Marc O. Mayer, ++ 1345 Avenue of the Americas New York, NY 10105 51 (2003)	Executive Vice President of AllianceBernstein L.P. (“AllianceBernstein”) since 2000 and Chief Investment Officer of Blend Solutions since June 2008. Previously, Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto, he was head of AllianceBernstein Institutional Investments, a unit of AllianceBernstein, from 2001-2003. Prior to 2001, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co. LLC) and its predecessor.	92	SCB Partners, Inc. and SCB Inc.

*	The address for each of the Fund’s Trustees is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

++	Mr. Mayer is an “interested director”, as defined in the Investment Company Act of 1940 (the “1940 Act”), due to his position as Executive Vice President of the Adviser.

42	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Management of the Fund

Officers of the Trust

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 48	President and Chief Executive Officer	Executive Vice President of the Adviser** since July 2008; Executive Managing Director of ABI** since 2006 and the head of ABI since July 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of AllianceBernstein’s institutional investment management business since 2004. Prior thereto, he was a Managing Director and Head of North American Client Service and Sales in AllianceBernstein’s institutional investment management business, with which he had been associated since prior to 2004.

Philip L. Kirstein 63	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, LP since prior to 2004.

Joseph G. Paul 48	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004, Chief Investment Officer of Small- and Mid-Cap Value Equities since prior to 2004, Chief Investment Officer of Advanced Value since prior to 2004 and Co-Chief Investment Officer of Real Estate Investments since July 2004.

James W. MacGregor 41	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004, and Director of Research for Small- and Mid-Cap Value Equities.

Andrew J. Weiner 40	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

Emilie D. Wrapp 53	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2004.

Joseph J. Mantineo 49	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2004.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	43

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Phyllis J. Clarke 48	Controller	Vice President of ABIS**, with which she has been associated since prior to 2004.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

44	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Trust (the “Trust”) in respect of AllianceBernstein Small/Mid Cap Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is

1	It should be noted that the information in the fee summary was completed on April 23, 2008 and presented to the Board of Trustees on May 6-8, 2008.

2	Future references to the Fund do not include “AllianceBernstein.”. References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	45

based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/29/08 ($MIL)	Fund
Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$1,173.1	Small/Mid Cap Value Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser was due to receive $80,000 (0.006% of the Fund’s average daily net assets) for such services, but waived the amount in its entirety.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund’s expense ratios to the amounts set forth below for the Fund’s fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days written notice prior to the termination date of the undertaking. In addition, set forth below are the gross expense ratios of the Fund for the most recently completed fiscal year:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio		Fiscal Year End
Small/Mid Cap Value Fund	Advisor Class A Class B Class C Class R Class K Class I	0.85 1.15 1.85 1.85 1.35 1.10 0.85	% % % % % % %	0.97 1.27 2.01 1.98 1.51 1.23 0.85	% % % % % % %	November 30

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

46	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses may be reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Fund.4 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	47

fee schedule been applicable to the Fund versus the Fund’s advisory fee based on February 29, 2008 net assets:

Fund	Net Assets 02/29/08 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Small/Mid Cap Value Fund	$1,173.1	Small & Mid Cap Value 95 bp on 1st $25 million 75 bp on next $25 million 65 bp on next $50 million 55 bp on the balance Minimum account size: $25m	0.567%	0.750%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.5 Also shown is what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
Small/Mid Cap Value Fund	Small/Mid Cap Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for each of these sub-advisory relationships. Also shown are what would have been the effective advisory fees of the Fund had the fee schedules of the sub-advisory relationship been applicable to the Fund based on February 29, 2008 net assets and the Fund’s advisory fee:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
Small/Mid Cap Value Fund	Client #1	0.50%	0.500%	0.750%

	Client #2	0.72% on 1st $25 million 0.54% on next $225 million 0.50% thereafter	0.512%	0.750%

5	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

48	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
	Client #3	0.80% on 1st $25 million 0.60% thereafter	0.604%	0.750%

	Client #4	0.613% on 1st $150 million 0.495% thereafter	0.510%	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Funds by the Adviser.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)6 at the approximate current asset level of the Fund.7

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[8]	Lipper Exp. Group Median (%)	Rank
Small/Mid Cap Value Fund	0.750	0.758	5/14

6	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

7	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

8	The contractual management fee would not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements for expense caps that would effectively reduce the actual management fee.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	49

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU9 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

Fund	Expense Ratio (%)[10]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Small/Mid Cap Value Fund	1.152	1.222	3/14	1.279	9/52

Based on this analysis, the Fund has a more favorable ranking on a total expense ratio basis than on a management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2007, relative to 2006.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads,

9	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

10	Most recently completed fiscal year end Class A total expense ratio.

50	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2007, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $24 million for distribution services and educational support (revenue sharing payments). For 2008, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $28 million.11 During the Fund’s most recently completed fiscal year, ABI received from the Fund $508,092, $6,306,418 and $135,778 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $1,028,397 in fees from the Fund.12

The Fund may effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

11	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

12	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $70,537 under the offset agreement between the Fund and ABIS.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	51

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,13 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Trustees an update of the Deli14 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees. In this regard, it was noted that the advisory fees of the AllianceBernstein Mutual Funds were generally within the 25th-75th percentile range of their comparable peers.15 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant observed that the actual advisory fees of the AllianceBernstein Mutual Funds were generally lower than the fees predicted by the study’s regression model.

The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets. The independent consultant observed that the advisory fees of certain AllianceBernstein Mutual Funds were higher than the medians of these select groups of funds.

13	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

14	The Deli study was originally published in 2002 based on 1997 data.

15	The two dimensional analysis also showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

52	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $746 billion as of February 29, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, and 5 year performance rankings of the Fund16 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)17 for the periods ended January 31, 2008.18

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-3.76	-2.99	-5.70	9/14	22/54
3 year	7.54	9.11	8.27	11/14	33/47
5 year	15.97	17.78	15.97	9/13	20/39

16	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

17	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including or excluding a fund in a PU is somewhat different from that of an EU.

18	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	53

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold)19 versus its benchmark.20 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.21

	Periods Ending January 31, 2008 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe (%)
Small/Mid Cap Value Fund	-3.76	7.54	15.97	12.58	12.10	1.01	5
Russell 2500 Value Index	-12.53	6.16	16.04	11.31	12.32	1.00	5
Russell 2500 Index	-7.32	7.34	16.15	9.82	N/A	N/A
Inception Date: March 29, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2008

19	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

20	The Adviser provided Fund and benchmark performance return information for periods through January 31, 2008.

21	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

54	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund*

Global & International

Global Growth Fund*

Global Thematic Growth Fund*

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund*

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National National II* Arizona California California II* Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

ACM Managed Dollar Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to January 28, 2008, High Income Fund was named Emerging Market Debt Fund. Prior to November 3, 2008, Small/Mid Cap Growth Fund was named Mid-Cap Growth Fund, Global Growth Fund was named Global Research Growth Fund, and Global Thematic Growth Fund was named Global Technology Fund. Prior to December 1, 2008, National II was named Insured National, and California II was named Insured California.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	55

AllianceBernstein Family of Funds

NOTES

56	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

NOTES

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	57

NOTES

58	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

NOTES

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	59

NOTES

60	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SMCV-0151-1108

ANNUAL REPORT

AllianceBernstein

Value Fund

November 30, 2008

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

January 13, 2009

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Value Fund (the “Fund”) for the annual reporting period ended November 30, 2008.

Investment Objective and Policies

This open-end Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities of U.S. companies, generally representing at least 125 companies, with relatively large market capitalizations that AllianceBernstein L.P. (the “Adviser”) believes are undervalued, using the fundamental value approach of the Adviser’s Bernstein unit (“Bernstein”). In selecting securities for the Fund’s portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. Bernstein’s research staff of company and industry analysts covers a research universe of approximately 650 companies. This universe covers approximately 90% of the capitalization of the Russell 1000 Value Index. The Fund may invest in securities of non-U.S. issuers and enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended November 30, 2008.

The Fund’s Class A shares without sales charges underperformed the benchmark for both the six- and 12-month periods ended November 30, 2008. For the 12-month period, the Fund’s underperformance was due primarily to negative security selection in the financial, consumer growth and consumer cyclical sectors. The Fund’s underweight in the outperforming utilities and transportation sectors also detracted from performance during the 12-month period. Positively affecting performance was an underweight and positive stock selection within the capital equipment sector.

For the six-month period ended November 30, 2008, the Fund’s underperformance was due primarily to negative security selection in the financial, consumer staples, consumer cyclicals and consumer growth sectors. Positively affecting performance was an overweight and security selection in the energy sector, and favorable stock selection and an underweight in the underperforming capital equipment sector.

Market Review and Investment Strategy

U.S. equities declined over the six- and 12-month periods ended November 30, 2008, as measured by the Russell 1000 Index. The concerns

ALLIANCEBERNSTEIN VALUE FUND •	1

that had begun in mid-2007, due to declining U.S. home prices and subprime mortgage delinquencies, intensified severely and broadened during 2008, leading to violent dislocations in the global financial system and a loss of confidence in counterparties. Fears of a worldwide recession intensified, setting off a global flight from risk.

The U.S. Federal Reserve and other central banks responded, taking dramatic actions intended to lower interest rates, restore stability and encourage economic growth. By the end of the first quarter of 2008, investors appeared to regain a measure of confidence as equity markets staged a modest recovery.

The market continued to experience a great deal of stress in the second half of the year, with October ending as the most volatile month in decades. Concerted government policy action was evident as U.S. Congressional approval of the Troubled Asset Relief Program was followed by interest-rate cuts by Western central banks and initiatives to recapitalize banks and reduce concerns about the safety of deposits. Nevertheless, the economy has slid into recession and unemployment has risen in the U.S. Investor sentiment continued to swing widely in November, highlighted by historically large one-day declines and rallies.

The Fund’s U.S. Value Investment Policy Group (the “Group”) follows a central tenet of seeking to keep portfolio risk in-line with the value opportunities it identifies. Recent market volatility has inflicted severe pain on investors. But the Group’s research suggests that markets often overreact to controversies, creating investment opportunities. Backed by Bernstein’s extensive value research effort, the Group continues to seek value opportunities in which the short-term overreactions of investors exaggerate companies’ difficulties.

2	• ALLIANCEBERNSTEIN VALUE FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Russell 1000 Value Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The Russell 1000 Index is composed of 1000 of the largest capitalized companies that are traded in the United States. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. Because the Fund can invest in foreign securities, it includes risks not associated with funds that invest primarily in U.S. issues, including magnified fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. To the extent that the Fund invests a substantial amount of its assets in a particular country, an investment in the Fund has the risk that market changes or other factors affecting that country may have a more significant effect on the Fund’s net asset value. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN VALUE FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED NOVEMBER 30, 2008	Returns
	6 Months	12 Months
AllianceBernstein Value Fund*
Class A	-39.07%	-44.60%

Class B**	-39.12%	-44.63%

Class C	-39.27%	-45.02%

Advisor Class†	-39.06%	-44.50%

Class R†	-39.17%	-44.75%

Class K†	-39.13%	-44.59%

Class I†	-38.98%	-44.39%

Russell 1000 Value Index	-34.83%	-38.32%

* Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended November 30, 2008, by 0.06%.
** Effective January 31, 2009, Class B shares will no longer be available for purchase to new investors. Please see Note K for more information.

†    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

3/29/01* TO 11/30/08

*Since inception of the Fund’s Class A shares on 3/29/01.

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Value Fund Class A shares (from 3/29/01* to 11/30/08) as compared to its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2008
	NAV Returns	SEC Returns

Class A Shares
1 Year	-44.60%	-46.95%
5 Years	-3.79%	-4.63%
Since Inception*	-1.16%	-1.72%

Class B Shares
1 Year	-44.63%	-46.65%
5 Years	-4.09%	-4.09%
Since Inception*	-1.60%	-1.60%

Class C Shares
1 Year	-45.02%	-45.52%
5 Years	-4.47%	-4.47%
Since Inception*	-1.86%	-1.86%

Advisor Class Shares†
1 Year	-44.50%	-44.50%
5 Years	-3.51%	-3.51%
Since Inception*	-0.86%	-0.86%

Class R Shares†
1 Year	-44.75%	-44.75%
5 Years	-4.05%	-4.05%
Since Inception*	-3.92%	-3.92%

Class K Shares†
1 Year	-44.59%	-44.59%
Since Inception*	-9.81%	-9.81%

Class I Shares†
1 Year	-44.39%	-44.39%
Since Inception*	-9.58%	-9.58%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.02%, 1.75%, 1.73%. 0.72%, 1.32%, 1.01% and 0.72% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 11/3/03 for Class R Shares; and 3/1/05 for Class K and Class I shares.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2008)
SEC Returns

Class A Shares
1 Year	-44.37%
5 Years	-5.09%
Since Inception*	-1.32%

Class B Shares
1 Year	-44.29%
5 Years	-4.57%
Since Inception*	-1.22%

Class C Shares
1 Year	-42.95%
5 Years	-4.96%
Since Inception*	-1.48%

Advisor Class Shares†
1 Year	-41.81%
5 Years	-3.99%
Since Inception*	-0.47%

Class R Shares†
1 Year	-42.14%
5 Years	-4.56%
Since Inception*	-3.33%

Class K Shares†
1 Year	-41.91%
Since Inception*	-8.90%

Class I Shares†
1 Year	-41.69%
Since Inception*	-8.67%

*	Inception Dates: 3/29/01 for Class A, Class B, Class C and Advisor Class shares; 11/3/03 for Class R Shares; and 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

ALLIANCEBERNSTEIN VALUE FUND •	7

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2008		Ending Account Value November 30, 2008		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$609.30	$1,019.60	$4.35	$5.45
Class B	$1,000	$1,000	$608.77	$1,019.30	$4.59	$5.76
Class C	$1,000	$1,000	$607.30	$1,016.00	$7.23	$9.07
Advisor Class	$1,000	$1,000	$609.40	$1,021.15	$3.10	$3.89
Class R	$1,000	$1,000	$608.32	$1,018.15	$5.51	$6.91
Class K	$1,000	$1,000	$608.66	$1,020.20	$3.86	$4.85
Class I	$1,000	$1,000	$610.16	$1,021.75	$2.62	$3.29

*	Expenses are equal to the classes’ annualized expense ratios of 1.08%, 1.14%, 1.80%, 0.77%, 1.37%, 0.96% and 0.65%, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN VALUE FUND

Fund Expenses

PORTFOLIO SUMMARY

November 30, 2008

PORTFOLIO STATISTICS

Net Assets ($mil): $534.2

TEN LARGEST HOLDINGS**

Company	U.S. $ Value	Percent of Net Assets
Exxon Mobil Corp.	$38,976,945	7.3%
AT&T, Inc.	25,921,056	4.9
Chevron Corp.	25,219,992	4.7
Pfizer, Inc.	20,838,169	3.9
JP Morgan Chase & Co.	19,996,456	3.8
Procter & Gamble Co.	18,733,057	3.5
General Electric Co.	18,294,635	3.4
ConocoPhillips	15,167,776	2.8
Bank of America Corp.	13,170,625	2.5
Johnson & Johnson	11,956,178	2.2
	$208,274,889	39.0%

*	All data are as of November 30, 2008. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

**	Long-Term Investments.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

ALLIANCEBERNSTEIN VALUE FUND •	9

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

November 30, 2008

Company	Shares	U.S. $ Value

COMMON STOCKS – 94.7%
Financials – 22.2%
Capital Markets – 2.1%
Deutsche Bank AG	48,500	$1,729,510
The Goldman Sachs Group, Inc.	74,000	5,845,260
Morgan Stanley	270,600	3,991,350

		11,566,120

Commercial Banks – 3.3%
Fifth Third Bancorp	238,100	2,276,236
SunTrust Banks, Inc.	76,300	2,420,999
U.S. Bancorp	122,200	3,296,956
Wells Fargo & Co.	328,800	9,499,032

		17,493,223

Consumer Finance – 0.3%
Discover Financial Services	162,600	1,663,398

Diversified Financial Services – 7.4%
Bank of America Corp.	810,500	13,170,625
Citigroup, Inc.	755,500	6,263,095
JP Morgan Chase & Co.	631,600	19,996,456

		39,430,176

Insurance – 9.1%
ACE Ltd.	112,700	5,888,575
Allstate Corp.	218,200	5,551,008
American International Group, Inc.	543,500	1,092,435
Chubb Corp.	158,800	8,155,968
Fidelity National Financial, Inc. – Class A	218,600	2,695,338
Genworth Financial, Inc. – Class A	288,400	418,180
Hartford Financial Services Group, Inc.	116,400	983,580
MetLife, Inc.	142,800	4,106,928
Old Republic International Corp.	271,800	2,788,668
PartnerRe Ltd.	15,900	1,112,364
RenaissanceRe Holdings Ltd.	74,500	3,511,185
The Travelers Co., Inc.	164,700	7,189,155
Unum Group	307,000	4,574,300
XL Capital Ltd. – Class A	111,600	561,348

		48,629,032

		118,781,949

Energy – 21.7%
Oil, Gas & Consumable Fuels – 21.7%
Anadarko Petroleum Corp.	19,400	796,370
Apache Corp.	97,600	7,544,480
BP PLC (Sponsored) (ADR)	89,900	4,377,231
Chevron Corp.	319,200	25,219,992
ConocoPhillips	288,800	15,167,776
Devon Energy Corp.	121,300	8,774,842
Exxon Mobil Corp.	486,300	38,976,945
Occidental Petroleum Corp.	50,700	2,744,898
Royal Dutch Shell PLC (ADR)	67,900	3,629,255

10	• ALLIANCEBERNSTEIN VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Sunoco, Inc.	54,400	$2,161,856
Total SA (Sponsored) (ADR)	79,600	4,198,900
Valero Energy Corp.	123,700	2,269,895

		115,862,440

Consumer Staples – 11.9%
Beverages – 1.4%
The Coca-Cola Co.	16,000	749,920
Coca-Cola Enterprises, Inc.	217,400	1,995,732
Molson Coors Brewing Co. – Class B	55,900	2,485,873
Pepsi Bottling Group, Inc.	125,600	2,272,104

		7,503,629

Food & Staples Retailing – 3.2%
The Kroger Co.	244,400	6,760,104
Safeway, Inc.	227,300	4,955,140
Supervalu, Inc.	192,000	2,286,720
Wal-Mart Stores, Inc.	54,800	3,062,224

		17,064,188

Food Products – 2.0%
ConAgra Foods, Inc.	148,800	2,194,800
Del Monte Foods Co.	243,400	1,440,928
The JM Smucker Co.	7,661	347,580
Kraft Foods, Inc. – Class A	78,000	2,122,380
Sara Lee Corp.	376,300	3,454,434
Tyson Foods, Inc. – Class A	212,000	1,422,520

		10,982,642

Household Products – 3.5%
Procter & Gamble Co.	291,112	18,733,057

Tobacco – 1.8%
Altria Group, Inc.	235,800	3,791,664
Philip Morris International, Inc.	134,400	5,666,304

		9,457,968

		63,741,484

Health Care – 11.7%
Biotechnology – 0.8%
Amgen, Inc.(a)	82,500	4,582,050

Health Care Providers & Services – 1.0%
AmerisourceBergen Corp. – Class A	10,700	335,445
Cardinal Health, Inc.	98,600	3,206,472
McKesson Corp.	51,000	1,781,940

		5,323,857

Pharmaceuticals – 9.9%
Johnson & Johnson	204,100	11,956,178
Merck & Co., Inc.	328,100	8,766,832
Pfizer, Inc.	1,268,300	20,838,169
Sanofi-Aventis SA (ADR)	125,000	3,457,500

ALLIANCEBERNSTEIN VALUE FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Schering-Plough Corp.	258,700	$4,348,747
Wyeth	91,600	3,298,516

		52,665,942

		62,571,849

Telecommunication Services – 7.7%
Diversified Telecommunication Services – 6.4%
AT&T, Inc.	907,600	25,921,056
Verizon Communications, Inc.	259,100	8,459,615

		34,380,671

Wireless Telecommunication Services – 1.3%
Sprint Nextel Corp.	878,100	2,449,899
Vodafone Group PLC (Sponsored) (ADR)	227,900	4,462,282

		6,912,181

		41,292,852

Consumer Discretionary – 7.2%
Auto Components – 0.7%
Autoliv, Inc.	92,600	1,767,734
Magna International, Inc. – Class A	64,900	1,824,339

		3,592,073

Household Durables – 0.9%
Black & Decker Corp.	56,000	2,376,640
Centex Corp.	111,800	1,024,088
KB Home	120,700	1,403,741
Pulte Homes, Inc.	8,281	88,193

		4,892,662

Leisure Equipment & Products – 0.0%
Brunswick Corp.	70,200	190,242

Media – 2.6%
CBS Corp. – Class B	313,200	2,085,912
Gannett Co., Inc.	183,400	1,597,414
Time Warner, Inc.	600,400	5,433,620
Viacom, Inc. – Class B(a)	157,300	2,504,216
The Walt Disney Co.	94,600	2,130,392

		13,751,554

Multiline Retail – 0.3%
Macy’s, Inc.	221,700	1,645,014

Specialty Retail – 2.4%
The Gap, Inc.	383,000	4,986,660
Home Depot, Inc.	272,700	6,302,097
Limited Brands, Inc.	188,100	1,751,211

		13,039,968

Textiles, Apparel & Luxury Goods – 0.3%
Jones Apparel Group, Inc.	263,000	1,349,190

		38,460,703

12	• ALLIANCEBERNSTEIN VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Industrials – 5.1%
Airlines – 0.1%
UAL Corp.	46,700	$525,375

Commercial Services & Supplies – 0.3%
Allied Waste Industries, Inc.(a)	135,200	1,452,048

Industrial Conglomerates – 4.1%
3M Co.	40,300	2,697,279
General Electric Co.	1,065,500	18,294,635
Tyco International Ltd.	49,800	1,040,820

		22,032,734

Machinery – 0.6%
Caterpillar, Inc.	79,100	3,242,309

		27,252,466

Information Technology – 2.7%
Communications Equipment – 0.9%
Corning, Inc.	104,900	945,149
Motorola, Inc.	366,255	1,578,559
Nokia OYJ – Class A (Sponsored) (ADR)	177,500	2,515,175

		5,038,883

Computers & Peripherals – 0.6%
Lexmark International, Inc. – Class A(a)	98,300	2,573,494
Western Digital Corp.(a)	63,500	774,700

		3,348,194

Electronic Equipment, Instruments & Components – 0.9%
AU Optronics Corp. (Sponsored) (ADR)	206,800	1,249,072
Flextronics International Ltd.(a)	83,842	196,190
Ingram Micro, Inc. – Class A(a)	164,700	1,773,819
Sanmina-SCI Corp.(a)	238,900	152,896
Tech Data Corp.(a)	66,700	1,163,248
Vishay Intertechnology, Inc.(a)	20,600	89,816

		4,625,041

Semiconductors & Semiconductor Equipment – 0.3%
Nvidia Corp.(a)	181,400	1,355,058

		14,367,176

Utilities – 2.3%
Electric Utilities – 0.7%
Pinnacle West Capital Corp.	114,100	3,468,640

Independent Power Producers & Energy Traders – 0.3%
Reliant Energy, Inc.(a)	292,100	1,676,654

Multi-Utilities – 1.3%
CMS Energy Corp.	69,450	705,612
Dominion Resources, Inc.	138,800	5,110,616

ALLIANCEBERNSTEIN VALUE FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Wisconsin Energy Corp.	23,700	$1,030,002

		6,846,230

		11,991,524

Materials – 2.2%
Chemicals – 0.9%
Ashland, Inc.	35,100	335,205
Dow Chemical Co.	72,400	1,343,020
Eastman Chemical Co.	80,400	2,645,160
Lubrizol Corp.	19,300	677,816

		5,001,201

Containers & Packaging – 1.3%
Ball Corp.	116,300	4,239,135
Owens-Illinois, Inc.(a)	117,800	2,381,916

		6,621,051

		11,622,252

Total Common Stocks (cost $785,631,474)		505,944,695

SHORT-TERM INVESTMENTS – 3.0%
Investment Companies – 3.0%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(b) (cost $15,867,002)	15,867,002	15,867,002

Total Investments – 97.7% (cost $801,498,476)		521,811,697
Other assets less liabilities – 2.3%		12,384,010

Net Assets – 100.0%		$534,195,707

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

14	• ALLIANCEBERNSTEIN VALUE FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

November 30, 2008

Assets
Investments in securities, at value
Unaffiliated issuers (cost $785,631,474)	$505,944,695
Affiliated issuers (cost $15,867,002)	15,867,002
Receivable for investment securities sold	8,607,131
Receivable for shares of beneficial interest sold	4,876,294
Dividends receivable	2,355,995

Total assets	537,651,117

Liabilities
Payable for investment securities purchased	1,475,335
Payable for shares of beneficial interest redeemed	1,398,838
Advisory fee payable	238,102
Distribution fee payable	65,180
Transfer Agent fee payable	51,007
Administrative fee payable	16,168
Accrued expenses	210,780

Total liabilities	3,455,410

Net Assets	$534,195,707

Composition of Net Assets
Paid-in capital	$887,580,546
Undistributed net investment income	17,980,145
Accumulated net realized loss on investment transactions	(91,678,205)
Net unrealized depreciation on investments	(279,686,779)

$534,195,707

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$112,990,737	15,950,796	$7.08	*

B	$33,654,868	4,754,786	$7.08

C	$32,948,312	4,716,511	$6.99

Advisor	$285,378,991	39,997,970	$7.13

R	$3,470,339	494,549	$7.02

K	$5,039,272	716,381	$7.03

I	$60,713,188	8,558,137	$7.09

*	The maximum offering price per share for Class A shares was $7.39 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN VALUE FUND •	15

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended November 30, 2008

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $183,541)	$29,437,118
Affiliated issuers	305,910	$29,743,028

Expenses
Advisory fee (see Note B)	5,017,214
Distribution fee—Class A	801,374
Distribution fee—Class B	698,324
Distribution fee—Class C	647,195
Distribution fee—Class R	26,366
Distribution fee—Class K	23,814
Transfer agency—Class A	388,197
Transfer agency—Class B	136,053
Transfer agency—Class C	104,172
Transfer agency—Advisor Class	559,059
Transfer agency—Class R	10,830
Transfer agency—Class K	18,378
Transfer agency—Class I	21,706
Custodian	245,988
Printing	97,610
Registration fees	95,443
Administrative	87,167
Audit	59,689
Trustees’ fees	50,256
Legal	49,645
Miscellaneous	27,948

Total expenses	9,166,428
Less: expenses waived by the Distributor (see Note C)	(506,976)
Less: expense offset arrangement (see Note B)	(17,885)

Net expenses		8,641,567

Net investment income		21,101,461

Realized and Unrealized Loss on Investment Transactions
Net realized loss on investment transactions		(93,376,162)
Net change in unrealized appreciation/depreciation of investments		(402,366,233)

Net loss on investment transactions		(495,742,395)

Net Decrease in Net Assets from Operations		$(474,640,934)

See notes to financial statements.

16	• ALLIANCEBERNSTEIN VALUE FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Year Ended November 30, 2008	Year Ended November 30, 2007
Increase (Decrease) in Net Assets from Operations
Net investment income	$21,101,461	$21,169,502
Net realized gain (loss) on investment transactions	(93,376,162)	78,120,491
Net change in unrealized appreciation/depreciation of investments	(402,366,233)	(96,697,019)

Net increase (decrease) in net assets from operations	(474,640,934)	2,592,974
Dividends and Distributions to Shareholders from
Net investment income
Class A	(6,927,098)	(4,105,834)
Class B	(1,891,808)	(1,511,952)
Class C	(988,587)	(1,117,158)
Advisor Class	(9,519,175)	(6,061,799)
Class R	(107,562)	(25,575)
Class K	(279,374)	(22,758)
Class I	(3,003,834)	(2,333,271)
Net realized gain on investment transactions
Class A	(24,676,152)	(10,189,348)
Class B	(7,172,153)	(4,976,842)
Class C	(6,526,054)	(3,677,312)
Advisor Class	(29,270,686)	(12,677,482)
Class R	(406,155)	(64,827)
Class K	(859,052)	(54,207)
Class I	(9,297,112)	(4,808,568)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(62,261,010)	96,992,810
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	317	– 0	–

Total increase (decrease)	(637,826,429)	47,958,851
Net Assets
Beginning of period	1,172,022,136	1,124,063,285

End of period (including undistributed net investment income of $17,980,145 and $19,847,355, respectively)	$534,195,707	$1,172,022,136

See notes to financial statements.

ALLIANCEBERNSTEIN VALUE FUND •	17

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

November 30, 2008

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Small/Mid Cap Value Fund and the AllianceBernstein Value Fund (the “Funds”). Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Value Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has

18	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), effective December 1, 2007. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.

ALLIANCEBERNSTEIN VALUE FUND •	19

Notes to Financial Statements

FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2008:

Level	Investments in Securities		Other Financial Instruments*
Level 1	$521,811,697		$	– 0	–
Level 2	– 0	–		– 0	–
Level 3	– 0	–		– 0	–

Total	$521,811,697		$	– 0	–

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on

20	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with the Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainties in Income Taxes” (“FIN 48”), management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Fund in proportion to each Fund’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those

ALLIANCEBERNSTEIN VALUE FUND •	21

Notes to Financial Statements

determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 2.50%, 3.20%, 3.20%, 2.20%, 2.70%, 2.45% and 2.20% of the daily average net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively (the “Expense Caps”). The Expense Caps will expire on January 1, 2009. For the year ended November 30, 2008, there was no such reimbursement.

Pursuant to the investment advisory agreement, the Fund paid $87,167 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended November 30, 2008.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $577,825 for the year ended November 30, 2008.

For the year ended November 30, 2008, the expenses of Class A, Class B, Class C and Advisor Class shares were reduced by $17,885 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $5,299 from the sale of Class A shares and received $6,189, $46,386 and $8,170 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2008.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the

22	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended November 30, 2008 is as follows:

Market Value November 30, 2007 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value November 30, 2008 (000)
$ 4,350	$324,036	$312,519	$306	$15,867

Brokerage commissions paid on investment transactions for the year ended November 30, 2008 amounted to $333,967, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. As of November 1, 2005, with respect to Class B shares, payments to the Distributor are voluntarily being limited to .30% of the average daily net assets attributable to Class B shares. For the period August 1, 2007 through July 31, 2008, with respect to Class K shares, payments to the Distributor were voluntarily limited to 0% of the average daily net assets attributable to Class K shares. The fees are accrued daily and paid monthly. For the year ended November 30, 2008, the Distributor has voluntarily agreed to waive a portion of the distribution fees in the amount of $488,827 and $18,149 for Class B and Class K shares, respectively. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $493,004, $834,510, $105,108 and $37,596 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

ALLIANCEBERNSTEIN VALUE FUND •	23

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2008 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$206,520,781		$367,677,148
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$802,124,027

Gross unrealized appreciation	$42,188,624
Gross unrealized depreciation	(322,500,954)

Net unrealized depreciation	$(280,312,330)

1. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

24	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2008	Year Ended November 30, 2007	Year Ended November 30, 2008	Year Ended November 30, 2007

Class A
Shares sold	7,094,240	11,212,821	$77,967,343	$164,417,292

Shares issued in reinvestment of dividends and distributions	2,159,341	921,976	27,337,252	13,248,790

Shares converted from Class B	1,049,710	1,252,289	11,413,902	18,345,834

Shares redeemed	(20,576,677)	(8,659,835)	(209,136,774)	(126,806,926)

Net increase (decrease)	(10,273,386)	4,727,251	$(92,418,277)	$69,204,990

Class B
Shares sold	216,810	615,893	$2,139,401	$9,014,852

Shares issued in reinvestment of dividends and distributions	639,360	407,338	8,107,085	5,853,441

Shares converted to Class A	(1,049,143)	(1,252,517)	(11,413,902)	(18,345,834)

Shares redeemed	(2,830,097)	(2,528,979)	(30,479,909)	(37,075,140)

Net decrease	(3,023,070)	(2,758,265)	$(31,647,325)	$(40,552,681)

Class C
Shares sold	452,074	686,708	$4,939,425	$9,947,299

Shares issued in reinvestment of dividends and distributions	437,745	305,679	5,511,207	4,362,044

Shares redeemed	(3,230,727)	(1,722,327)	(33,948,508)	(24,882,143)

Net decrease	(2,340,908)	(729,940)	$(23,497,876)	$(10,572,800)

Advisor Class
Shares sold	22,270,605	11,040,521	$222,611,919	$162,843,748

Shares issued in reinvestment of dividends and distributions	2,940,058	1,246,246	37,426,941	17,995,799

Shares redeemed	(16,609,134)	(7,363,226)	(166,744,300)	(108,736,962)

Net increase	8,601,529	4,923,541	$93,294,560	$72,102,585

ALLIANCEBERNSTEIN VALUE FUND •	25

Notes to Financial Statements

	Shares		Amount
	Year Ended November 30, 2008	Year Ended November 30, 2007	Year Ended November 30, 2008	Year Ended November 30, 2007

Class R
Shares sold	234,272	487,298	$2,453,684	$7,183,892

Shares issued in reinvestment of dividends and distributions	40,804	6,313	513,718	90,402

Shares redeemed	(207,442)	(202,566)	(1,995,723)	(2,951,227)

Net increase	67,634	291,045	$971,679	$4,323,067

Class K
Shares sold	277,785	838,364	$2,814,419	$12,586,478

Shares issued in reinvestment of dividends and distributions	90,566	5,382	1,138,420	76,962

Shares redeemed	(526,259)	(82,650)	(5,091,169)	(1,190,710)

Net increase (decrease)	(157,908)	761,096	$(1,138,330)	$11,472,730

Class I
Shares sold	3,663,377	7,639,621	$40,402,787	$109,890,618

Shares issued in reinvestment of dividends and distributions	970,652	497,945	12,269,043	7,140,529

Shares redeemed	(5,887,276)	(8,447,091)	(60,497,271)	(126,016,228)

Net decrease	(1,253,247)	(309,525)	$(7,825,441)	$(8,985,081)

For the year ended November 30, 2008, the Fund received $317 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns

26	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2008.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2008 and November 30, 2007 were as follows:

	2008	2007
Distributions paid from:
Ordinary income	$38,226,872	$16,024,201
Long-term capital gains	62,697,930	35,602,732

Total taxable distributions	100,924,802	51,626,933

Total distributions paid	$100,924,802	$51,626,933

As of November 30, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$17,980,145
Accumulated capital and other losses	(91,052,654	)(a)
Unrealized appreciation/(depreciation)	(280,312,330	)(b)

Total accumulated earnings/(deficit)	$(353,384,839)

(a)

On November 30, 2008, the Fund had a net capital loss carryforward for federal income tax purposes of $91,052,654 of which $91,052,654 expires in the year 2016. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

ALLIANCEBERNSTEIN VALUE FUND •	27

Notes to Financial Statements

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences primarily due to a distribution reclassification, and the tax treatment of a redemption in kind resulted in a net decrease in undistributed net investment income, a net decrease in accumulated net realized loss on investments, and a net decrease to additional paid in capital. This reclassification had no effect on net assets.

NOTE I

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date.

28	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE J

Recent Accounting Pronouncement

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Fund’s financial statements.

NOTE K

Subsequent Event

Effective January 31, 2009, sales of Class B shares of the Fund to new investors will be suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares will be suspended as of January 31, 2009.

ALLIANCEBERNSTEIN VALUE FUND •	29

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended November 30,
	2008	2007	2006		2005	2004

Net asset value, beginning of period	$ 14.00	$ 14.65	$ 13.25		$ 12.63	$ 10.96

Income From Investment Operations
Net investment income(a)	.24	.24	.21		.17	.14	(b)(c)
Net realized and unrealized gain (loss) on investment transactions	(5.95)	(.23)	2.09		.82	1.63

Net increase (decrease) in net asset value from operations	(5.71)	.01	2.30		.99	1.77

Less: Dividends and Distributions
Dividends from net investment income	(.27)	(.19)	(.20)		(.14)	(.10)
Distributions from net realized gain on investment transactions	(.94)	(.47)	(.70)		(.23)	– 0	–

Total dividends and distributions	(1.21)	(.66)	(.90)		(.37)	(.10)

Net asset value, end of period	$ 7.08	$ 14.00	$ 14.65		$ 13.25	$ 12.63

Total Return
Total investment return based on net asset value(d)	(44.60)%*	(.01)%	18.47%		8.04%	16.26%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$112,991	$367,098	$314,824		$230,269	$187,004
Ratio to average net assets of:
Expenses, net of waivers	1.07%	1.02%	1.04	%(e)	1.16%	1.18%
Expenses, before waivers	1.07%	1.02%	1.04	%(e)	1.16%	1.32%
Net investment income	2.17%	1.62%	1.44	%(e)	1.31%	1.17	%(b)(c)
Portfolio turnover rate	23%	28%	19%		25%	27%

See footnote summary on page 36.

30	• ALLIANCEBERNSTEIN VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class B
	Year Ended November 30,
	2008		2007		2006		2005		2004

Net asset value, beginning of period	$ 13.99		$ 14.60		$ 13.12		$ 12.50		$ 10.86

Income From Investment Operations
Net investment income(a)	.23	(f)	.23	(f)	.18	(f)	.08	(f)	.05	(b)(c)
Net realized and unrealized gain (loss) on investment transactions	(5.95)		(.23)		2.10		.82		1.62

Net increase (decrease) in net asset value from operations	(5.72)		– 0	–	2.28		.90		1.67

Less: Dividends and Distributions
Dividends from net investment income	(.25)		(.14)		(.10)		(.05)		(.03)
Distributions from net realized gain on investment transactions	(.94)		(.47)		(.70)		(.23)		– 0	–

Total dividends and distributions	(1.19)		(.61)		(.80)		(.28)		(.03)

Net asset value, end of period	$ 7.08		$ 13.99		$ 14.60		$ 13.12		$ 12.50

Total Return
Total investment return based on net asset value(d)	(44.63	)%*	(.06)%		18.40%		7.34%		15.41%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$33,655		$108,851		$153,836		$160,666		$182,244
Ratio to average net assets of:
Expenses, net of waivers	1.12%		1.05%		1.06	%(e)	1.82%		1.90%
Expenses, before waivers	1.82%		1.75%		1.76	%(e)	1.87%		2.04%
Net investment income	2.13	%(f)	1.56	%(f)	1.39	%(e)(f)	.63	%(f)	.43	%(b)(c)
Portfolio turnover rate	23%		28%		19%		25%		27%

See footnote summary on page 36.

ALLIANCEBERNSTEIN VALUE FUND •	31

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended November 30,
	2008	2007	2006		2005	2004

Net asset value, beginning of period	$ 13.81	$ 14.51	$ 13.12		$ 12.51	$ 10.86

Income From Investment Operations
Net investment income(a)	.16	.13	.09		.08	.05	(b)(c)
Net realized and unrealized gain (loss) on investment transactions	(5.89)	(.22)	2.09		.81	1.63

Net increase (decrease) in net asset value from operations	(5.73)	(.09)	2.18		.89	1.68

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.14)	(.09)		(.05)	(.03)
Distributions from net realized gain on investment transactions	(.94)	(.47)	(.70)		(.23)	– 0	–

Total dividends and distributions	(1.09)	(.61)	(.79)		(.28)	(.03)

Net asset value, end of period	$ 6.99	$ 13.81	$ 14.51		$ 13.12	$ 12.51

Total Return
Total investment return based on net asset value(d)	(45.02)%*	(.70)%	17.61%		7.26%	15.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$32,949	$97,436	$112,965		$101,654	$98,512
Ratio to average net assets of:
Expenses, net of waivers	1.79%	1.73%	1.74	%(e)	1.86%	1.88%
Expenses, before waivers	1.79%	1.73%	1.74	%(e)	1.86%	2.03%
Net investment income	1.47%	.90%	.72	%(e)	.59%	.45	%(b)(c)
Portfolio turnover rate	23%	28%	19%		25%	27%

See footnote summary on page 36.

32	• ALLIANCEBERNSTEIN VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Year Ended November 30,
	2008	2007	2006		2005	2004

Net asset value, beginning of period	$ 14.11	$ 14.75	$ 13.34		$ 12.70	$ 11.01

Income From Investment Operations
Net investment income(a)	.27	.29	.24		.20	.17	(b)(c)
Net realized and unrealized gain (loss) on investment transactions	(6.00)	(.23)	2.10		.84	1.65

Net increase (decrease) in net asset value from operations	(5.73)	.06	2.34		1.04	1.82

Less: Dividends and Distributions
Dividends from net investment income	(.31)	(.23)	(.23)		(.17)	(.13)
Distributions from net realized gain on investment transactions	(.94)	(.47)	(.70)		(.23)	– 0	–

Total dividends and distributions	(1.25)	(.70)	(.93)		(.40)	(.13)

Net asset value, end of period	$ 7.13	$ 14.11	$ 14.75		$ 13.34	$ 12.70

Total Return
Total investment return based on net asset value(d)	(44.50)%*	.31%	18.76%		8.41%	16.68%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$285,379	$443,002	$390,462		$262,311	$556,117
Ratio to average net assets of:
Expenses, net of waivers	.77%	.72%	.74	%(e)	.83%	.88%
Expenses, before waivers	.77%	.72%	.74	%(e)	.83%	1.02%
Net investment income	2.52%	1.92%	1.76	%(e)	1.54%	1.47	%(b)(c)
Portfolio turnover rate	23%	28%	19%		25%	27%

See footnote summary on page 36.

ALLIANCEBERNSTEIN VALUE FUND •	33

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Year Ended November 30,
	2008	2007	2006		2005	2004

Net asset value, beginning of period	$ 13.91	$ 14.60	$ 13.23		$ 12.63	$ 10.95

Income From Investment Operations
Net investment income(a)	.20	.21	.16		.14	.12	(b)(c)
Net realized and unrealized gain (loss) on investment transactions	(5.90)	(.24)	2.08		.82	1.64

Net increase (decrease) in net asset value from operations	(5.70)	(.03)	2.24		.96	1.76

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.19)	(.17)		(.13)	(.08)
Distributions from net realized gain on investment transactions	(.94)	(.47)	(.70)		(.23)	– 0	–

Total dividends and distributions	(1.19)	(.66)	(.87)		(.36)	(.08)

Net asset value, end of period	$ 7.02	$ 13.91	$ 14.60		$ 13.23	$ 12.63

Total Return
Total investment return based on net asset value(d)	(44.75)%*	(.33)%	18.01%		7.77%	16.11%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,470	$5,940	$1,983		$757	$665
Ratio to average net assets of:
Expenses, net of waivers	1.33%	1.32%	1.36	%(e)	1.40%	1.40%
Expenses, before waivers	1.33%	1.32%	1.36	%(e)	1.40%	1.54%
Net investment income	1.93%	1.43%	1.20	%(e)	1.06%	1.07	%(b)(c)
Portfolio turnover rate	23%	28%	19%		25%	27%

See footnote summary on page 36.

34	• ALLIANCEBERNSTEIN VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Year Ended November 30,						March 1, 2005(g) to November 30, 2005
	2008		2007		2006

Net asset value, beginning of period	$ 13.95		$ 14.59		$ 13.26		$ 12.84

Income From Investment Operations
Net investment income(a)	.26	(f)	.28	(f)	.20		.17
Net realized and unrealized gain (loss) on investment transactions	(5.93)		(.25)		2.09		.25

Net increase (decrease) in net asset value from operations	(5.67)		.03		2.29		.42

Less: Dividends and Distributions
Dividends from net investment income	(.31)		(.20)		(.26)		– 0	–
Distributions from net realized gain on investment transactions	(.94)		(.47)		(.70)		– 0	–

Total dividends and distributions	(1.25)		(.67)		(.96)		– 0	–

Net asset value, end of period	$ 7.03		$ 13.95		$ 14.59		$ 13.26

Total Return
Total investment return based on net asset value(d)	(44.59	)%*	.11%		18.51%		3.27%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,039		$12,195		$1,651		$1,123
Ratio to average net assets of:
Expenses, net of waivers	.88%		.83%		.99	%(e)	1.10	%(h)
Expenses, before waivers	1.07%		1.01%		.99	%(e)	1.10	%(h)
Net investment income	2.37	%(f)	1.99	%(f)	1.50	%(e)	2.93	%(h)
Portfolio turnover rate	23%		28%		19%		25%

See footnote summary on page 36.

ALLIANCEBERNSTEIN VALUE FUND •	35

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended November 30,				March 1, 2005(g) to November 30, 2005
	2008	2007	2006

Net asset value, beginning of period	$ 14.01	$ 14.66	$ 13.29		$ 12.84

Income From Investment Operations
Net investment income(a)	.28	.28	.24		.16
Net realized and unrealized gain (loss) on investment transactions	(5.95)	(.23)	2.09		.29

Net increase (decrease) in net asset value from operations	(5.67)	.05	2.33		.45

Less: Dividends and Distributions
Dividends from net investment income	(.31)	(.23)	(.26)		– 0	–
Distributions from net realized gain on investment transactions	(.94)	(.47)	(.70)		– 0	–

Total dividends and distributions	(1.25)	(.70)	(.96)		– 0	–

Net asset value, end of period	$ 7.09	$ 14.01	$ 14.66		$ 13.29

Total Return
Total investment return based on net asset value(d)	(44.39)%*	.26%	18.76%		3.51%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$60,713	$137,500	$148,342		$36,790
Ratio to average net assets of:
Expenses	.65%	.72%	.74	%(e)	.83	%(h)
Net investment income	2.59%	1.88%	1.77	%(e)	1.78	%(h)
Portfolio turnover rate	23%	28%	19%		25%

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses wavied by the Adviser.

(c)	Net of fees and expenses wavied by the Transfer Agent.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Net of fees and expenses waived by Distributor.

(g)	Commencement of distributions.

(h)	Annualized.

*	Includes the impact of proceeds received and credited to the Fund resulting from the class action settlements, which enhanced the Fund’s performance for the year ended November 30, 2008 by 0.06%.

See notes to financial statements.

36	• ALLIANCEBERNSTEIN VALUE FUND

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees of the AllianceBernstein Trust and Shareholders of the AllianceBernstein Value Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Value Fund (one of the funds constituting the AllianceBernstein Trust) (the “Fund”) as of November 30, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2008 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Value Fund of the AllianceBernstein Trust at November 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 26, 2009

ALLIANCEBERNSTEIN VALUE FUND •	37

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

For the fiscal year ended November 30, 2008, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates $29,926,569 of the dividends paid in the fiscal year as qualified dividend income, which is potentially taxed at a maximum rate of 15%.

In addition, the Fund designates $62,697,930 from dividends paid in the fiscal year ended November 30, 2008 as long-term capital gain dividends.

For corporate shareholders, $29,926,569 of the total ordinary income distribution paid during the current fiscal year ended November 30, 2008 is designated for the corporate dividends received deduction.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2009.

38	• ALLIANCEBERNSTEIN VALUE FUND

Tax Information

BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman

Marc O. Mayer

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

John Mahedy(2), Vice President

Christopher W. Marx(2), Vice President

John D. Phillips, Jr.(2), Vice President

David Yuen(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent	Transfer Agent
State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-free (800) 221-5672

Principal Underwriter AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

Legal Counsel
Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	Management of, and investment decisions for, the Fund’s portfolio are made by the U.S. Value Investment Policy Group. Messrs. Mahedy, Marx, Phillips and Yuen are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN VALUE FUND •	39

Board of Trustees

MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS,* AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE
DISINTERESTED TRUSTEES
William H. Foulk, Jr., #, *** Chairman of the Board 76 (2001)	Investment Adviser and an Independent Consultant. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2004. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	94	None

John H. Dobkin, # 66 (2001)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design.	92	None

Michael J. Downey, # 65 (2005)	Private Investor since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management.	92	Asia Pacific Fund, Inc., The Merger Fund and Prospect Acquisition Corp. (financial services)

D. James Guzy, # 72 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2004.	92	Intel Corporation (semi-conductors) and Cirrus Logic Corporation (semi-conductors)

40	• ALLIANCEBERNSTEIN VALUE FUND

Management of the Fund

NAME, ADDRESS,* AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Nancy P. Jacklin, # 60 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies and Adjunct Professor at Georgetown University Law Center in the 2008-2009 academic year. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	92	None

Garry L. Moody, # 56 (2008)	Formerly, Partner, Deloitte & Touche LLP, Vice Chairman, and U.S. and Global Managing Partner, Investment Management Services Group 1995-2008.	91	None

Marshall C. Turner, Jr., # 67 (2005)	Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since November 2008. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was renamed Toppan Photomasks, Inc.	92	Xilinx, Inc. (programmable semi-conductors) and MEMC Electronic Materials, Inc.

ALLIANCEBERNSTEIN VALUE FUND •	41

Management of the Fund

NAME, ADDRESS,* AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIP HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Earl D. Weiner, # 69 (2007)	Of Counsel and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP, member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook and member of Advisory Board of Sustainable Forestry Management Limited.	92	None

INTERESTED TRUSTEE
Marc O. Mayer, ++ 1345 Avenue of the Americas New York, NY 10105 51 (2003)	Executive Vice President of AllianceBernstein L.P. (“AllianceBernstein”) since 2000 and Chief Investment Officer of Blend Solutions since June 2008. Previously, Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto, he was head of AllianceBernstein Institutional Investments, a unit of AllianceBernstein, from 2001-2003. Prior to 2001, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co. LLC) and its predecessor.	92	SCB Partners, Inc. and SCB Inc.

*	The address for each of the Fund’s Disinterested Trustees is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105

**	There is no stated term of office for the Fund’s Trustees.

***	Member of the Fair Value Pricing Committee.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

++	Mr. Mayer is an “interested director”, as defined in the Investment Company Act of 1940 (the “1940 Act”), due to his position as Executive Vice President of the Adviser.

42	• ALLIANCEBERNSTEIN VALUE FUND

Management of the Fund

Officers of the Trust

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 48	President and Chief Executive Officer	Executive Vice President of the Adviser** since July 2008; Executive Managing Director of ABI** since 2006 and the head of ABI since July 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of AllianceBernstein’s institutional investment management business since 2004. Prior thereto, he was a Managing Director and Head of North American Client Service and Sales in AllianceBernstein’s institutional investment management business, with which he had been associated since prior to 2004.

Philip L. Kirstein 63	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, LP since prior to 2004.

John Mahedy 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004, Co-Chief Investment Officer of U.S. Value Equities since 2003 and Director of Research for U.S. Value Equities since prior to 2004.

Christopher Marx 41	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

John D. Phillips 61	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2004.

Emilie D. Wrapp 53	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2004.

ALLIANCEBERNSTEIN VALUE FUND •	43

Management of the Fund

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Joseph J. Mantineo 49	Treasurer and Chief Financial Officer	Senior Vice President of ABIS**, with which he has been associated since prior to 2004.

Phyllis J. Clarke 48	Controller	Vice President of ABIS**, with which she has been associated since prior to 2004.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618 for a free prospectus or SAI.

44	• ALLIANCEBERNSTEIN VALUE FUND

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Trust, Inc. (the “Trust”) in respect of AllianceBernstein Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is

1	It should be noted that the information in the fee summary was completed on April 23, 2008 and presented to the Board of Trustees on May 6-8, 2008.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN VALUE FUND •	45

based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/29/08 ($MIL)	Fund
Value	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$1,014.9	Value Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $91,737 (0.01% of the Fund’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund’s expense ratios to the amounts set forth below for the Fund’s fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days written notice prior to the termination date of the undertaking. It should be noted that the Fund was operating below its expense caps during the most recent semi-annual period; accordingly, the expense limitation undertaking of the Fund was of no effect. In addition, set forth below are the gross expense ratios of the Fund for the most recently completed fiscal year:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio		Fiscal Year End
Value Fund	Advisor Class A Class B Class C Class R Class K Class I	2.20 2.50 3.20 3.20 2.70 2.45 2.20	% % % % % % %	0.72 1.02 1.75 1.73 1.32 1.01 0.72	% % % % % % %	November 30

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS.

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

46	• ALLIANCEBERNSTEIN VALUE FUND

to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Fund.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN VALUE FUND •	47

Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on February 29, 2008 net assets:

Fund	Net Assets 02/29/08 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Value Fund	$1,014.9	Diversified Value 65 bp on 1st $25 million 50 bp on next $25 million 40 bp on next $50 million 30 bp on next $100 million 25 bp on the balance Minimum account size: $25m	0.278%	0.550%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.5 Also shown is what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
Value Fund	Value Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%	0.550%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for each of these sub-advisory relationships. Also shown are what would have been the effective advisory fees of the Fund had the fee schedules of the sub-advisory relationships been applicable to the Fund based on February 29, 2008 net assets and the Fund’s advisory fee:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
Value Fund	Client #1	0.25% on 1st $500 million 0.20% thereafter	0.225%	0.550%

5	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

48	• ALLIANCEBERNSTEIN VALUE FUND

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
	Client #2[6,7]	0.50% on 1st $1 billion 0.40% on next $1 billion 0.30% on next $1 billion 0.20% thereafter	0.499%	0.550%

	Client #3[8]	0.23% on 1st $300 million 0.20% thereafter	0.209%	0.550%

	Client #4	0.60% on 1st $10 million 0.50% on next $15 million 0.40% on next $25 million 0.30% on next $50 million 0.25% on next $50 million 0.225% on next $50 million 0.20% thereafter	0.222%	0.550%

	Client #5	0.27% on 1st $300 million 0.16% on next $700 million 0.13% thereafter	0.192%	0.550%

	Client #6	0.15% on 1st $1 billion 0.14% on next $2 billion 0.12% on next $2 billion 0.10% thereafter +/- Performance Fee[9]	0.150%	0.550%

	Client #7	0.35%	0.350%	0.550%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Funds by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other

6	This is the fee schedule of a fund managed by an affiliate of the Adviser. Assets are aggregated with other similar sub-advised funds for purposes of calculating the investment advisory fee.

7	The Fund is an affiliate of the Adviser.

8	Assets are aggregated with other similar sub-advised funds for purposes of calculating the investment advisory fee.

9	The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark over a cumulative 36-month period. The performance adjustment factor can range from -50% to +50% of the base fee.

ALLIANCEBERNSTEIN VALUE FUND •	49

investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)10 at the approximate current asset level of the Fund.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[12]	Lipper Exp. Group Median (%)	Rank
Value Fund	0.550	0.665	3/14

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU13 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

Fund	Expense Ratio (%)[14]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Value Fund	1.016	1.134	5/14	1.246	10/60

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

10	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

12	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	The total expense ratios shown are for the Fund’s most recent fiscal year end Class A shares.

50	• ALLIANCEBERNSTEIN VALUE FUND

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2007, relative to 2006.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2007, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $24 million for distribution services and educational support (revenue sharing payments). For 2008, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $28 million.15 During the Fund’s most recently completed fiscal year,

15	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

ALLIANCEBERNSTEIN VALUE FUND •	51

ABI received from the Fund $31,383, $3,658,045 and $71,520 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $631,598 in fees from the Fund.16

The Fund may effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from any future business conducted with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Fund. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE.

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,17 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

16	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $37,151 under the offset agreement between the Fund and ABIS.

17	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

52	• ALLIANCEBERNSTEIN VALUE FUND

An independent consultant, retained by the Senior Officer, provided the Board of Trustees an update of the Deli18 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees. In this regard, it was noted that the advisory fees of the AllianceBernstein Mutual Funds were generally within the 25th-75th percentile range of their comparable peers.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant observed that the actual advisory fees of the AllianceBernstein Mutual Funds were generally lower than the fees predicted by the study’s regression model.

The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets. The independent consultant observed that the advisory fees of certain AllianceBernstein Mutual Funds were higher than the medians of these select groups of funds.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of approximately $746 billion as of February 29, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

18	The Deli study was originally published in 2002 based on 1997 data.

19	The two dimensional analysis also showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN VALUE FUND •	53

The information prepared by Lipper shows the 1, 3, and 5 year performance rankings of the Fund20 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended January 31, 2008.22

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-9.00	-6.86	-5.64	10/14	60/78
3 year	6.04	5.99	6.65	6/12	38/63
5 year	11.78	12.51	13.49	8/11	37/50

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold)23 versus its benchmark.24 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Periods Ending January 31, 2008 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe (%)
Value Fund	-9.00	6.04	11.78	6.63	9.41	0.89	5
Russell 1000 Value Index	-5.38	8.48	14.25	7.38	9.28	1.13	5
Inception Date: March 29, 2001

20	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

21	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including or excluding a fund in a PU is somewhat different from that of an EU.

22	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

23	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

24	The Adviser provided Fund and benchmark performance return information for periods through January 31, 2008.

25	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

54	• ALLIANCEBERNSTEIN VALUE FUND

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 5, 2008

ALLIANCEBERNSTEIN VALUE FUND •	55

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund*

Global & International

Global Growth Fund*

Global Thematic Growth Fund*

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund*

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National National II* Arizona California California II* Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

ACM Managed Dollar Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to January 28, 2008, High Income Fund was named Emerging Market Debt Fund. Prior to November 3, 2008, Small/Mid Cap Growth Fund was named Mid-Cap Growth Fund, Global Growth Fund was named Global Research Growth Fund, and Global Thematic Growth Fund was named Global Technology Fund. Prior to December 1, 2008, National II was named Insured National, and California II was named Insured California.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

56	• ALLIANCEBERNSTEIN VALUE FUND

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

VAL-0151-1108

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees		Audit-Related Fees		Tax Fees
AB Global Value Fund	2007 2008	$ $	36,000 37,800	$ $	4,652 5,184	$ $	18,925 19,537
AB International Value Fund	2007 2008	$ $	43,000 45,200	$ $	5,015 5,443	$ $	18,925 20,484
AB Small—Mid Cap Value Fund	2007 2008	$ $	36,000 37,800	$ $	4,667 5,184	$ $	15,975 16,650
AB Value Fund	2007 2008	$ $	36,000 37,800	$ $	4,666 5,184	$ $	15,975 16,636

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Global Value Fund	2007	$892,899	$143,097
			$(124,172)
			$(18,925)
	2008	$985,066	$167,840
			$(148,303)
			$(19,537)
AB International Value Fund	2007	$893,262	$143,460
			$(124,535)
			$(18,925)
	2008	$986,272	$169,046
			$(148,562)
			$(20,484)
AB Small-Mid Cap Value Fund	2007	$889,964	$140,162
			$(124,187)
			$(15,975)
	2008	$982,179	$164,953
			$(148,303)
			$(16,650)
AB Value Fund	2007	$889,963	$(140,161)
			$(124,186)
			$(15,975)
	2008	$982,165	$164,939
			$(148,303)
			$(16,636)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Trust

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: January 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: January 30, 2009

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: January 30, 2009